As filed with the Securities and Exchange Commission on April 28, 2023
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

United States
Securities And Exchange Commission
Washington, D.C. 20549

Form N-1A

Registration Statement Under
The Securities Act Of 1933 ☒
Pre-Effective Amendment No. ___  ☐
Post-Effective Amendment No. 78  ☒
and/or
Registration Under The
Investment Company Act Of 1940 ☒
Amendment No. 79
(Check appropriate box or boxes)

Homestead Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code:
800-258-3030
Jeremy Sperlazza, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
Copies to:
Amy Ward Pershkow, Esq.
Vedder Price P.C.
1401 New York Avenue
Washington, D.C. 20005

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on           pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ on           pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus
May 1, 2023
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Rural America Growth & Income Fund (HRRLX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
International Equity Fund (HISIX)
Small-Company Stock Fund (HSCSX)

Daily Income Fund
Fund Summaries | Inception: November 19, 1990
Investment Objective
The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses (a)	0.60%
(a)
Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 80 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses. In addition, the amounts shown in the Financial Highlights reflect a voluntary waiver.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$61	$192	$335	$750
Principal Investment Strategies
The Daily Income Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (“Rule 2a-7”). The Fund may include in this 99.5% test other money market funds that qualify as government money market funds under Rule 2a-7 (“government money market funds”). Because the Daily Income Fund is a “money market fund” and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.
The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity. The U.S. government securities in which the Fund invests may also include variable and floating rate instruments. In selecting securities for the Fund’s portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco”), conducts a credit analysis of each potential issuer prior to the purchase of the Fund's securities.
Invesco may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.
The Fund maintains a dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of 60 days or less and a dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of 120 days or less.
The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
The Fund is a Government Money Market Fund as defined by Rule 2a-7. As permitted by Rule 2a-7, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The
2   Fund Summaries

Daily Income Fund (Continued)
Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Debt Securities Risks
Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Income Risk:  The risk that the value of the Fund’s income fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest rate risk: The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
Money Market Fund Risk Although the Fund seeks to preserve the value of your investment at $1.00 per share,
Fund Summaries   3

Daily Income Fund (Continued)
you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
Yield Risk The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.
Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk  The risk that the subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Financial Markets Regulatory Risk  Policy changes by the U.S. government or its regulatory agencies and political events within the United States and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown for the Fund includes historical performance information for the periods prior to May 1, 2021. As of May 1, 2021, Invesco was appointed as the subadviser to the Fund. The Fund's performance prior to that time may have been different if the Fund were advised by its current subadviser. Updated performance information is
4   Fund Summaries

Daily Income Fund (Continued)
available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q4 2022 | 0.77%
Worst Quarters:
Q1 2013 through Q1 2017 & Q1 2021 through Q1 2022 | 0.002%

Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR*	10 YR*
Returns before taxes	1.20%	0.78%	0.41%
For the Fund’s 7-day yield, call 800.258.3030.
*
Performance information for the Fund reflects its investment as a money market fund advised by Homestead Advisers (without a subadviser) through April 30, 2021.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Subadviser
Invesco Advisers, Inc.
Other Important Fund Information
For important information about the purchase and sale of Fund shares and tax information, please see page 42 of this prospectus.
Fund Summaries   5

Short-Term Government Securities Fund
Fund Summaries | Inception: May 1, 1995
Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income from investments in a portfolio of securities backed by the full faith and credit of the U.S. Government.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement (a)	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (a)	0.75%
(a)
Homestead Advisers has contractually agreed, through at least April 30, 2024, to limit the Fund’s operating expenses to an amount not to exceed 0.75% of the Fund's average daily net assets. Operating expenses exclude interest; taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and acquired fund fees and expenses such as the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act. This waiver agreement will terminate immediately upon termination of the Fund’s Management Agreement and may be terminated by the Fund upon 60 days’ notice.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$77	$250	$439	$985
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 202% of the average value of its portfolio.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:
•
U.S. Treasury securities
•
securities issued by U.S. Government agencies and instrumentalities
•
other securities whose principal and interest payments are guaranteed by the U.S. Government.
In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.
The Fund may also invest in other types of securities, including municipal bonds, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial paper, asset-backed securities, corporate bonds and money market securities.
In selecting the portfolio holdings for the Fund, Homestead Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the
6   Fund Summaries

Short-Term Government Securities Fund (Continued)
Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Debt Securities Risks
Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk:  The risk that the value of the Fund’s income fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest rate risk: The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the
Fund Summaries   7

Short-Term Government Securities Fund (Continued)
underlying assets or collateral may be insufficient if the issuer defaults.
Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Municipal Bond Risk  Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
LIBOR Risk  Historically LIBOR was the offered rate for wholesale unsecured funding available to major international banks. Since the U.K. Financial Conduct Authority (FCA) announced the cessation of the publication of the LIBOR rates, various governments have moved to create replacement rates such as the Secured Overnight Financing Rate (SOFR) and the Sterling Overnight Index Average (SONIA). As LIBOR played an important role in the terms of many investment, financing and other transactions as well as in determining payment obligations under derivative investments, the full effect of this change remains unknown. A majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. As such, the continued transition away from LIBOR may adversely affect the Fund's performance.
Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund).
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
8   Fund Summaries

Short-Term Government Securities Fund (Continued)
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q1 2020 | 2.57%
Worst Quarter:
Q1 2022 | -2.93%
Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-5.41%	0.36%	0.40%
Returns after taxes on distributions	-5.87%	-0.22%	-0.09%
Returns after taxes on distributions and sale of fund shares	-3.20%	0.05%	0.10%
ICE BofA 1-5 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	-5.25%	0.66%	0.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as individual retirement accounts ("IRAs") or employer-sponsored retirement plans.
For the Fund’s current yield, call 800.258.3030.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
Mauricio Agudelo, CFA, and Ivan Naranjo, CFA, FRM, are the co-managers of the Short-Term Government Securities Fund.
Mr. Agudelo is the Head of Fixed-Income Investments for Homestead Advisers and has managed or co-managed the Fund since May 2016. Mr. Naranjo is a Fixed-Income Portfolio Manager for Homestead Advisers and has co-managed the Fund since November 2018.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
Fund Summaries   9

Short-Term Bond Fund
Fund Summaries | Inception: November 5, 1991
Investment Objective
The Short-Term Bond Fund seeks a high level of income consistent with maintaining minimum fluctuation of principal by investing in high-quality, short-term debt securities.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.76%
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 328% of the average value of its portfolio.
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation). These investments may include:
•
commercial paper
•
corporate bonds
•
U.S. Treasury securities
•
securities issued or guaranteed by U.S. Government entities, agencies or instrumentalities
•
municipal bonds
•
U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)
•
asset-backed and mortgage-backed securities
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less.
In selecting the portfolio holdings for the Fund, Homestead Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in
10   Fund Summaries

Short-Term Bond Fund (Continued)
response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Debt Securities Risks
Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk:  The risk that the value of the Fund’s income fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest rate risk: The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject
Fund Summaries   11

Short-Term Bond Fund (Continued)
to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Municipal Bond Risk  Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
LIBOR Risk  Historically LIBOR was the offered rate for wholesale unsecured funding available to major international banks. Since the U.K. Financial Conduct Authority (FCA) announced the cessation of the publication of the LIBOR rates, various governments have moved to create replacement rates such as the Secured Overnight Financing
Rate (SOFR) and the Sterling Overnight Index Average (SONIA). As LIBOR played an important role in the terms of many investment, financing and other transactions as well as in determining payment obligations under derivative investments, the full effect of this change remains unknown. A majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. As such, the continued transition away from LIBOR may adversely affect the Fund's performance.
Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund).
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
12   Fund Summaries

Short-Term Bond Fund (Continued)
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 2.84%
Worst Quarter:
Q1 2022 | -3.27%
Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-5.72%	0.76%	1.08%
Returns after taxes on distributions	-6.37%	-0.15%	0.30%
Returns after taxes on distributions and sale of fund shares	-3.38%	0.23%	0.50%
ICE BofA 1-5 Year Corp./Gov. Index (reflects no deduction for fees, expenses, or taxes)	-5.54%	0.87%	1.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
For the Fund’s current yield, call 800.258.3030.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
Mauricio Agudelo, CFA, and Ivan Naranjo, CFA, FRM, are the co-managers of the Short-Term Bond Fund. Mr. Agudelo is the Head of Fixed-Income Investments for Homestead Advisers and has managed or co-managed the Fund since May 2016. Mr. Naranjo is a Fixed-Income Portfolio Manager for Homestead Advisers and has co-managed the Fund since November 2018.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
Fund Summaries   13

Intermediate Bond Fund
Fund Summaries | Inception: May 1, 2019
Investment Objective
The Intermediate Bond Fund seeks to provide a high level of current income consistent with preservation of capital through investments in bonds and other debt securities.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.87%
Fee Waivers and/or Expense Reimbursements (a)	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (a)	0.80%
(a)
Homestead Advisers has contractually agreed, through at least April 30, 2024, to limit the Fund’s operating expenses to an amount not to exceed 0.80% of the Fund's average daily net assets. Operating expenses exclude interest; taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and acquired fund fees and expenses such as the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act. This waiver agreement will terminate immediately upon termination of the Fund’s Management Agreement and may be terminated by the Fund upon 60 days’ notice.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$82	$271	$475	$1,066
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 258% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities. These investments primarily include: commercial paper; corporate bonds; U.S. Treasury securities; securities issued or guaranteed by U.S. Government entities, its agencies or instrumentalities; municipal bonds, mortgage-backed securities, including, without limitation, collateralized mortgage obligations (“CMOs”) and commercial and/or residential mortgage-backed securities (“CMBS”), and other asset-backed securities; mortgage pass-through securities; U.S. Dollar-denominated debt securities of foreign issuers (Yankee bonds); sovereign and supranational debt securities; and other income-producing debt instruments with fixed, floating or variable interest rates. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.
The Fund may invest up to 20% of its assets in other instruments, primarily including preferred stock (fixed maturity and perpetual), convertible bonds, and other investment companies, including open-end funds, closed-end funds and exchange-traded funds (“ETFs”).
Homestead Advisers has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that it believes offer the potential for current income. Homestead Advisers expects to allocate the
14   Fund Summaries

Intermediate Bond Fund (Continued)
Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments.
The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements.
The Fund may invest in securities of any credit quality. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Corporation and Fitch Ratings, Inc. or other Nationally Recognized Statistical Rating Organization (“NRSRO”)) or unrated securities judged by Homestead Advisers to be of comparable quality. Corporate bonds and certain other fixed income instruments rated below investment grade, or such instruments that are unrated and determined by Homestead Advisers to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds”.
The average dollar-weighted maturity of the Fund, under normal circumstances, is expected to be between three and ten years. The average portfolio duration of the Fund, under normal circumstances, is expected to be no less than 50% and no greater than 125% of the duration of the Bloomberg U.S. Aggregate Index. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Debt Securities Risks
Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk:  The risk that the value of the Fund’s income fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not
Fund Summaries   15

Intermediate Bond Fund (Continued)
be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest rate risk: The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Municipal Bond Risk  Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
High Yield Securities Risk  The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by Homestead Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times, except that as a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.
16   Fund Summaries

Intermediate Bond Fund (Continued)
Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a governmental entity or to enforce a judgment against such an entity. Holders of certain government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company's fees and expenses.
LIBOR Risk  Historically LIBOR was the offered rate for wholesale unsecured funding available to major international banks. Since the U.K. Financial Conduct Authority (FCA) announced the cessation of the publication of the LIBOR rates, various governments have moved to create replacement rates such as the Secured Overnight Financing Rate (SOFR) and the Sterling Overnight Index Average (SONIA). As LIBOR played an important role in the terms of many investment, financing and other transactions as well as in determining payment obligations under derivative investments, the full effect of this change remains unknown. A majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. As such, the continued transition away from LIBOR may adversely affect the Fund's performance.
Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund).
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1 year and
Fund Summaries   17

Intermediate Bond Fund (Continued)
since inception periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 4.02%
Worst Quarter:
Q1 2022 | -5.91%
Average Annual Total Returns periods ended 12/31/22
	1 YR	Since Inception May 1, 2019
Returns before taxes	-13.38%	-0.70%
Returns after taxes on distributions	-14.11%	-1.62%
Returns after taxes on distributions and sale of fund shares	-7.91%	-0.88%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	-0.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
For the Fund’s current yield, call 800.258.3030.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
Mauricio Agudelo, CFA, and Ivan Naranjo, CFA, FRM, are the co-managers of the Intermediate Bond Fund. Mr. Agudelo is the Head of Fixed-Income Investments for Homestead Advisers and has co-managed the Fund since May 2019 (inception). Mr. Naranjo is a Fixed-Income Portfolio Manager for Homestead Advisers and has co-managed the Fund since May 2019 (inception).
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
18   Fund Summaries

Rural America Growth & Income Fund
Fund Summaries | Inception: May 1, 2021
Investment Objective
The Rural America Growth & Income Fund seeks long-term total return through capital appreciation and current income.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	2.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.86%
Fee Waivers and/or Expense Reimbursements (a)	-1.85%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (a)(b)	1.01%
(a)
Homestead Advisers has contractually agreed, through at least April 30, 2024, to limit the Fund’s operating expenses to an amount not to exceed 1.00% of the Fund's average daily net assets. Operating expenses exclude interest; taxes; brokerage commissions; other expenditures that are capitalized in accordance with generally accepted accounting principles; other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and acquired fund fees and expenses such as the fees and expenses associated with an investment in (i) an investment company or (ii) any company that would be an investment company under Section 3(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act. This waiver agreement will terminate immediately upon termination of the Fund’s Management Agreement and may be terminated by the Fund upon 60 days’ notice.
(b)
Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$103	$711	$1,345	$3,052
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in companies that are important to the economic development of rural America. The Fund primarily invests in equity and fixed income securities of U.S. issuers.
The Fund considers an issuer to be important to the economic development of rural America if the issuer satisfies at least one of the following criteria:
1.
Rural economic factors - the issuer has meaningful economic exposure to a key driver of rural American economy by either normally deriving at least 10% of its total revenue from, or having at least 10% of its annual capital expenditures made and/or committed to, one or more of the sectors listed below, or other sectors that Homestead Advisers determines to be key drivers of rural American economy:
•
Agribusiness value chain — agriculture equipment, chemicals, food & beverage
•
Infrastructure development — broadband telecommunication, water infrastructure, road construction, waste management
•
Industrial transportation — rail, trucking, distributors
•
Consumer products and services — rural retailers, restaurants
Fund Summaries   19

Rural America Growth & Income Fund (Continued)
•
Financial services — banks (based on loan breakdown and branch locations), financial exchanges (based on trading revenue associated with products integral to the rural economy), insurance (based on net premiums written for rural areas)
•
Healthcare — providers (providing healthcare to rural areas), payers (members based on rural areas), animal health (providing services to livestock)
•
Technology — enterprise software (providing software to rural banks and rural merchants), payments (providing payment processing to rural banks and rural merchants), automation (for example, providing automatic farming equipment)
2.
NRECA cooperative service areas - the issuer’s headquarters and/or material business operations (at least 10% of the issuer’s physical store or branch locations) are located in one or more zip codes serviced by one of National Rural Electric Cooperative Association’s (“NRECA”) cooperative members.
3.
U.S. Census Bureau or issuer definition - the issuer’s headquarters and/or material business operations (at least 10% of the issuer's physical store or branch locations) are located in rural areas, which the Fund defines as (i) a county where at least 50% of the county’s population is in an area considered “rural,” as defined by the U.S. Census Bureau, or (ii) an area that the issuer has represented that it considers to be “rural.” The U.S. Census Bureau currently defines “rural” as all population, housing and territory not included within an urbanized area or urban cluster. In general, urbanized areas include areas with 50,000 or more people and urbanized clusters include areas of at least 2,500 and less than 50,000 people. The U.S. Census Bureau also considers density (the density of people per square foot in a single block), land use (land cover and impervious surfaces) and distance in order to determine what is considered an urbanized area or urban cluster.
The Fund may invest up to 20% of its assets in instruments that do not have exposure to “rural America,” within the criteria described above, primarily including U.S. Treasury securities; corporate bonds; municipal bonds; asset-backed and mortgage-backed securities; common stock and preferred stock (fixed maturity and perpetual); other investment companies, including open-end funds, closed-end funds and exchange traded funds (“ETFs”); commercial paper; and money market securities.
The allocation of the Fund’s investments across equity and fixed-income asset classes can vary substantially from time to time. Under normal market conditions, the Fund seeks to invest 30-70% of its assets in each asset class. Homestead Advisers expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments.
For equity securities, Homestead Advisers follows a bottom-up approach in selecting stocks of companies based on its fundamental research and consideration of variety of factors, such as a company’s business, potential earning power, financial ratios, competitive advantages, and the experience and qualifications of the company’s management.
The weighted average effective maturity of the Fund’s fixed income portfolio, under normal circumstances, is expected to be between three and ten years. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated below BBB- by Standard & Poor’s Corporation or its equivalent by other Nationally Recognized Statistical Rating Organizations (“NRSRO”)) or unrated securities judged by Homestead Advisers to be of comparable quality. Corporate bonds and other fixed income instruments rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds”. The Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations, and may invest in mortgage-backed and other asset-backed securities.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Rural America Investment Risk    Because the Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without
20   Fund Summaries

Rural America Growth & Income Fund (Continued)
limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund’s investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations, and any additional increases in the interest rates in these regions may all impact the performance of the Fund’s investments.
Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Debt Securities Risks
Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.
Extension risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Income Risk:  The risk that the value of the Fund’s income fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to falling or rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Interest rate risk: The risk that debt instruments will change in value because of actual or expected changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Inflation rates may change frequently and significantly as a result of changes in the domestic or global economy or changes in fiscal or monetary policies.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets,
Fund Summaries   21

Rural America Growth & Income Fund (Continued)
industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.
U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government.
Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and CMOs, significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Municipal Bond Risk  Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
High Yield Securities Risk  The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by Homestead Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be
22   Fund Summaries

Rural America Growth & Income Fund (Continued)
more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
LIBOR Risk Historically LIBOR was the offered rate for wholesale unsecured funding available to major international banks. Since the U.K. Financial Conduct Authority (FCA) announced the cessation of the publication of the LIBOR rates, various governments have moved to create replacement rates such as the Secured Overnight Financing Rate (SOFR) and the Sterling Overnight Index Average (SONIA). As LIBOR played an important role in the terms of many investment, financing and other transactions as well as in determining payment obligations under derivative investments, the full effect of this change remains unknown. A majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. As such, the continued transition away from LIBOR may adversely affect the Fund's performance.
Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund).
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
Large Shareholders and Redemptions Risk  The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions can also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1 year and since inception periods compared with the Fund’s blended benchmark, which is a combination of two broad measures of market performance. The chart also shows the performance of the components of the blended benchmark over the same periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns

Fund Summaries   23

Rural America Growth & Income Fund (Continued)
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q4 2021 | 4.58%
Worst Quarter:
Q2 2022 | -10.13%

Average Annual Total Returns periods ended 12/31/22
	1 YR	Since Inception
Returns before taxes	-14.18%	-6.26%
Returns after taxes on distributions	-14.38%	-6.47%
Returns after taxes on distributions and sale of fund shares	-8.39%	-4.83%
Blended Index (reflects no deduction for fees, expenses, or taxes)	-14.59%	-5.07%
Russell 3000 Index	-19.22%	-5.63%
Bloomberg Intermediate U.S. Government / Credit Bond Index	-8.24%	-5.06%
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
The portfolio managers of the Fund are:
Mauricio Agudelo, CFA, is the Head of Fixed-Income Investments for Homestead Advisers. He has co-managed the Fund since May 2021 (inception).
Mark Iong, CFA, is an Equity Portfolio Manager for Homestead Advisers. He has co-managed the Fund since May 2021 (inception).
Ivan Naranjo, CFA, FRM, is a Fixed-Income Portfolio Manager for Homestead Advisers. He has co-managed the Fund since May 2021 (inception).
James A. Polk, CFA, is the Head of Equity Investments for Homestead Advisers. He has co-managed the Fund since May 2021 (inception).
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 36 of this prospectus.
24   Fund Summaries

Stock Index Fund
Fund Summaries | Inception: October 28, 1999
Investment Objective
The Stock Index Fund is a stock fund that seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500® Index (the “Index”), which emphasizes stocks of large U.S. companies.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (a) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.01%
Other Expenses	0.47%
Administrative Expenses	0.25%
Other Fund Expenses	0.22%
Total Annual Fund Operating Expenses (a)	0.48%
(a)
Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Stock Index Fund’s share of allocated expenses of the Master Portfolio (as defined below).
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$49	$154	$269	$604
Portfolio Turnover
The Master Portfolio (as defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio's turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).
The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives and investment strategies. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio.
Under normal circumstances, at least 90% of the value of the Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.
The Master Portfolio seeks to replicate the total return performance of the Index by investing the Master Portfolio’s assets so that the percentage of assets of the Master Portfolio invested in a given stock is approximately the same as the percentage such stock represents in the Index. No attempt is made to manage the Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the Index. The Master Portfolio is normally rebalanced quarterly during the months of March, June, September and December. In addition, the Master Portfolio may make interim changes in line with the Index.
The Master Portfolio also may engage in futures transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts and other derivative
Fund Summaries   25

Stock Index Fund (Continued)
transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BlackRock Fund Advisors (“BFA”) or its affiliates.
The Master Portfolio reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. The Fund, through its investment in the Master Portfolio, is subject to the risks of the Master Portfolio. The following is a summary description of principle risks of investing in the Fund (either directly or through its investment in the Master Portfolio). For simplicity, the prospectus uses the term "Fund" to include the Master Portfolio. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.
Passive Investment Risk Because BFA does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Master Portfolio’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Master Portfolio, the Master Portfolio’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Master Portfolio incurs fees and expenses, while the Index does not.
Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement
26   Fund Summaries

Stock Index Fund (Continued)
payments, return the Fund’s margin, or otherwise honor its obligations.
Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Master/Feeder Structure Risk The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (the “Master Portfolio”). The ability of the Fund to meet its investment objective is directly related to the ability of the Master Portfolio to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the Master Portfolio. Substantial redemptions by other investors in the Master Portfolio may affect the Master Portfolio’s investment program adversely and limit the ability of the Master Portfolio to achieve its objective.
Concentration Risk To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 20.37%
Worst Quarter:
Q1 2020 | -19.68%

Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-18.50%	8.86%	11.97%
Returns after taxes on distributions	-19.05%	8.09%	11.25%
Returns after taxes on distributions and sale of fund shares	-10.88%	6.68%	9.61%
Standard & Poor's 500 Stock Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax
Fund Summaries   27

Stock Index Fund (Continued)
returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Master Portfolio Investment Adviser
BlackRock Fund Advisors
Master Portfolio Management Team
Suzanne Henige, CFA, Managing Director of BFA has been a member of the Master Portfolio Management Team since February 2020.
Paul Whitehead, Managing Director at BFA, has been a member of the Master Portfolio Management Team since January 2022.
Jennifer Hsui, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since April 2016.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
28   Fund Summaries

Value Fund
Fund Summaries | Inception: November 19, 1990
Investment Objective
The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.62%
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests in stocks of companies selling below what Homestead Advisers believes to be their fundamental value. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of U.S. and non-U.S. companies with market capitalizations of $2 billion or greater. On March 31, 2023, the weighted average market capitalization for all of the companies held in the portfolio was $277.59 billion. Up to 20% of the Fund’s assets may be invested in other types of securities, including preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants, debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by Homestead Advisers, and money market securities. The Fund’s investments in non-U.S. companies and other issuers may include, without limitation, American Depositary Receipts (“ADRs”), emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets.
To determine whether a stock is undervalued, Homestead Advisers considers, among other factors, potential earning power, financial ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. Homestead Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political,
Fund Summaries   29

Value Fund (Continued)
economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.
Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
30   Fund Summaries

Value Fund (Continued)
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 16.29%
Worst Quarter:
Q1 2020 | -23.92%

Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-5.50%	8.74%	12.25%
Returns after taxes on distributions	-7.98%	5.54%	9.74%
Returns after taxes on distributions and sale of fund shares	-1.97%	6.25%	9.42%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-7.54%	6.67%	10.29%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
Mark Iong, CFA, and James Polk, CFA, are the co-portfolio managers of the Value Fund. Mark Iong is an Equity Portfolio Manager for Homestead Advisers and has co-managed the Fund since February 2023. Mr. Polk is the Head of Equity Investments for Homestead Advisers and has co-managed the Fund since January 2019.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
Fund Summaries   31

Growth Fund
Fund Summaries | Inception: January 22, 2001
Investment Objective
The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.83%
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund normally will invest at least 80% of net assets (including any borrowings for investment purposes) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $0.60 billion to $2,609.04 billion in capitalization as of March 31, 2023. The median market capitalization as of March 31, 2023, was approximately $281,989 million, and is subject to change. The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time. The Fund may continue to hold securities of a portfolio company that subsequently depreciates below the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of large-capitalization companies at any given time. The Fund will not cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Fund may at times invest significantly in certain sectors, such as the information technology sector.
The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with what it expects to have an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
The Fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.
While most of the Fund’s assets typically will be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its investment objective.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other
32   Fund Summaries

Growth Fund (Continued)
factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk  The risk that the subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Fund Summaries   33

Growth Fund (Continued)
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 29.11%
Worst Quarter:
Q2 2022 | -22.62%
Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-33.45%	7.60%	13.22%
Returns after taxes on distributions	-34.45%	5.72%	11.48%
Returns after taxes on distributions and sale of fund shares	-19.06%	5.97%	10.80%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14%	10.96%	14.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Subadviser
T. Rowe Price Associates, Inc.
Portfolio Manager
Taymour R. Tamaddon, CFA is the Fund’s portfolio manager. Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). He has managed the Fund since January 2017.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
34   Fund Summaries

International Equity Fund
Fund Summaries | Inception: January 22, 2001
Investment Objective
The International Equity Fund seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.41%
Total Annual Fund Operating Expenses (a)	1.16%
(a) Total Annual Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights because there was an expense waiver in effect during the year ended December 31, 2022 that will not continue for a full year from the date of this prospectus.
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
The Fund invests primarily in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Harding Loevner LP (“Harding Loevner”), the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that it believes are well managed, financially sound, fast growing, and strongly competitive, and whose shares are under-priced relative to estimates of their value. In an effort to reduce its volatility, the Fund seeks to be diversified across dimensions of geography, industry, currency, and market capitalization. The Fund normally holds investments across at least 10 countries.
The Fund will normally invest broadly in equity securities of companies domiciled in the global developed, emerging, and frontier markets, excluding the U.S. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Fund may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.
Fund Summaries   35

International Equity Fund (Continued)
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Foreign Risk  Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary
36   Fund Summaries

International Equity Fund (Continued)
receipts may be less liquid than the underlying shares in their primary trading market.
Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s subadviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
Manager Risk  The risk that the subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the subadviser’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the subadviser’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown for the Fund includes historical performance of the Fund for the periods prior to January 15, 2016. As of January 15, 2016, Harding Loevner was appointed as the subadviser to the Fund and the Fund adopted its current investment strategies. The Fund’s performance prior to that time may have been different if the Fund were managed using its current investment strategies. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns*

Fund Summaries   37

International Equity Fund (Continued)
During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q2 2020 | 20.45%
Worst Quarter:
Q1 2020 | -18.35%

Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR*	10 YR*
Returns before taxes	-19.13%	3.50%	5.64%
Returns after taxes on distributions	-20.35%	2.64%	4.58%
Returns after taxes on distributions and sale of fund shares	-10.93%	2.49%	4.03%
MSCI® EAFE® Index (reflects no deduction for fees, expenses, or taxes)	-14.45%	1.54%	4.67%
*
Performance information for the International Equity Fund reflects its investment as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015, as a passively managed portfolio directed by SSgA Funds Management, Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Subadviser
Harding Loevner LP
Portfolio Management Team
Ferrill Roll, Andrew West, Bryan Lloyd, Babatunde Ojo, and Patrick Todd serve as the portfolio managers of the Fund. Mr. Roll has held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016 and Mr. Todd has held this position since January 2017, and Mr. Ojo has held this position since January 2021. Messrs. Roll and West are the co-lead portfolio managers.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
38   Fund Summaries

Small-Company Stock Fund
Fund Summaries | Inception: March 4, 1998
Investment Objective
The Small-Company Stock Fund seeks long-term growth of capital for the long-term investor.
Fees and Expenses
The table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.05%
Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any fee waiver or expense reimbursement, which, if applicable, is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 YR	3 YR	5 YR	10 YR
$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund generally invests in stocks of companies that Homestead Advisers believes are attractive based on its investment process.
To determine whether a stock is attractive, Homestead Advisers follows a bottom-up approach based on its fundamental research and consideration of variety of factors, such as a company’s business, market opportunities, potential earning power, financial ratios, competitive advantages, and the experience and qualifications of the company’s management. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. Homestead Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental worth.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies represented in the Russell 2000 Index. However, Homestead Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, is no longer within the range of the market capitalization of the companies represented in the Russell 2000 Index. On March 31, 2023, the weighted average market capitalization for companies held in the Fund’s portfolio was $3,617 million, and for companies in the Russell 2000 Index, the weighted average market capitalization was $2,876 million. As of March 31, 2023, the market capitalization of companies in the Russell 2000 index ranged from $3 million to $7,857 million. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index will change over time.
Up to 20% of the Fund’s assets may be invested in other types of securities including: short-term debt securities; money market securities; other investment companies, including open-end funds, closed-end funds and exchange-traded funds; U.S. dollar-denominated securities of foreign issuers; and investment-grade debt securities convertible into or exchangeable for common stocks.
Principal Risks
As with all investments, you may lose money by investing in the Fund. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in “Description of Fund Risks” in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the
Fund Summaries   39

Small-Company Stock Fund (Continued)
composition of the Fund, market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.
Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, outbreaks of war or sanctions in response to military incursions and natural disasters such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.
Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
40   Fund Summaries

Small-Company Stock Fund (Continued)
Manager Risk The risk that the manager's decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for the 1-, 5-, and 10-year periods compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.
Calendar Year Total Returns

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:
Best Quarter:
Q4 2020 | 22.19%
Worst Quarter:
Q4 2018 | -24.47%

Average Annual Total Returns periods ended 12/31/22
	1 YR	5 YR	10 YR
Returns before taxes	-16.91%	2.00%	7.47%
Returns after taxes on distributions	-17.89%	-1.60%	5.18%
Returns after taxes on distributions and sale of fund shares	-9.32%	1.11%	5.72%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-20.44%	4.13%	9.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as IRAs or employer-sponsored retirement plans.
Fund Management
Investment Adviser
Homestead Advisers Corp. (“Homestead Advisers”)
Portfolio Managers
Mark Iong, CFA, and James Polk, CFA, are the co-portfolio managers of the Small-Company Stock Fund. Mark Iong is an Equity Portfolio Manager for Homestead Advisers and has co-managed the Fund since February 2023. Mr. Polk is the Head of Equity Investments for Homestead Advisers and has co-managed the Fund since January 2019.
Other Important Fund Information
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 42 of this prospectus.
Fund Summaries   41

Other Important Fund Information

Purchase and Sale of Fund Shares
You can buy, sell (redeem) or exchange shares of the Funds on any business day, normally any day that the New York Stock Exchange (“NYSE”) is open for regular trading.
You can purchase, sell or exchange shares of the Funds either through a financial professional or directly from the Funds.
For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.
Tax Information
Each Fund intends to make distributions that will be taxed as ordinary income or capital gains unless you are investing through a tax-advantaged arrangement, such as an IRA. Any withdrawals from such tax-advantaged arrangement may be taxable to you.
Financial Intermediary Compensation
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
42   Fund Summaries

Additional Information About the Funds

A Note Regarding Debt Obligations
Generally, this Prospectus uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.
Daily Income Fund
The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio. Because the Daily Income Fund is a “money market fund” and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.
The Fund will invest at least 99.5% of its total assets in the following:
•
U.S. government securities
•
repurchase agreements that are fully collateralized in accordance with Rule 2a-7
•
other government money market funds and cash
The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity. The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.
Invesco may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.
While the Fund’s Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.
Credit Quality
Subject to the Fund’s investment policies noted above, the Fund invests in short-term debt securities that, at the time of investment, are eligible securities as defined by applicable regulations at the time of purchase. Generally, an eligible security is a security that has a remaining maturity of 397 days or less, with certain exceptions permitted by applicable regulations, that the Fund’s Board of Directors, Homestead Advisers or Invesco determines presents minimal credit risks; is issued by a registered investment company that is a money market fund; or is a government security.
Maturity
The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund’s investments is limited to 120 days or less. In addition, the Fund invests only in securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations.
Liquidity
The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.
The Fund also must hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Fund Details   43

Additional Information About the Funds (Continued)
Short-Term Government Securities Fund
The Short-Term Government Securities Fund seeks a high level of current income from investments in a portfolio of securities backed by the full faith and credit of the U.S. Government. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer term bond funds.
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments may include:
•
U.S. Treasury securities
•
securities issued by U.S. Government agencies and instrumentalities
•
other securities whose principal and interest payments are guaranteed by the U.S .Government.
The Fund may also invest in other types of securities, including municipal bonds, mortgage pass-through securities, CMOs, asset-backed securities, commercial paper, corporate bonds and money market securities.
In selecting the portfolio holdings for the Fund, Homestead Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads. Most of the Fund’s securities are held to maturity. Sales of portfolio securities are infrequent, but Homestead Advisers will sell holdings to take advantage of market opportunities, or when other more attractive opportunities are available.
Credit Quality
The Fund will normally invest at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government.
Maturity
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Short-Term Bond Fund
The Short-Term Bond Fund seeks a high level of income consistent with maintaining minimum fluctuation of principal by investing in high-quality, short-term debt securities. The
Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is normally experienced by longer-term bond funds.
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by an NRSRO.
These investments may include:
•
commercial paper
•
corporate bonds
•
U.S. Treasury securities
•
securities issued or guaranteed by U.S. Government entities, agencies or instrumentalities
•
municipal bonds
•
U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)
•
asset-backed and mortgage-backed securities
In selecting the portfolio holdings for the Fund, Homestead Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value. Most of the Fund’s securities are held to maturity. Sales of portfolio securities are infrequent, but Homestead Advisers will sell holdings to take advantage of market opportunities, such as debt tenders or buybacks, or when other more attractive opportunities are available.
Credit Quality
The Fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in fixed-income securities that are in the three highest credit categories as ranked by an NRSRO. The Fund may invest up to 15% of its net assets (measured at the time of purchase) in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by Homestead Advisers.
Maturity
The dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. There is no limit on the maturity of the individual securities in the Fund’s portfolio.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
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Intermediate Bond Fund
The Intermediate Bond Fund seeks to provide a high level of current income consistent with preservation of capital through investments in bonds and other debt securities. The Fund’s investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.
The Fund is designed for investors who seek a balance between income and preservation of capital.
Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income debt securities. These investments primarily include, commercial paper; corporate bonds; U.S. Treasury securities; securities issued or guaranteed by U.S. Government entities, its agencies or instrumentalities; municipal bonds, mortgage-backed securities, including, without limitation, CMOs and commercial and/or residential CMBS, and other asset-backed securities; mortgage pass-through securities; U.S. Dollar-denominated debt securities of foreign issuers (Yankee bonds); sovereign and supranational debt securities; and other income-producing debt instruments with fixed, floating or variable interest rates. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.
The Fund may invest up to 20% of its assets in other instruments, primarily including preferred stock (fixed maturity and perpetual), convertible bonds, and other investment companies, including open-end funds, closed-end funds and ETFs.
The Fund’s transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller generally agree upon general trade parameters such as agency, settlement date, par amount and price, such actual mortgage pools to be delivered generally are determined closer to the settlement date. If the TBA Transaction is closed through the acquisition or sale of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund receives or delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established on the commitment date.
In selecting the portfolio holdings for the Fund, Homestead Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads, as well as company-specific factors such as improving credit quality, and relative value. Most of the Fund’s securities are held over the medium- to long-term investment horizon. Purchases and sales of portfolio securities may occur regularly. Homestead Advisers will seek and take advantage of market opportunities, such as debt tenders or buybacks, or when other more attractive opportunities are available.
Credit Quality
The Fund may invest in securities of any credit quality. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated Ba1 or below by Moody’s Investors Service, Inc. and BB+ or below by Standard & Poor’s Corporation and Fitch Ratings, Inc. or other NRSRO) or unrated securities judged by Homestead Advisers to be of comparable quality. A maximum of 5% of the Fund’s market value can be held in securities not rated by a NRSRO at the time of purchase. This restriction does not apply to securities backed by the full faith and credit of the U.S. government.
Maturity
The average dollar-weighted maturity of the Fund, under normal circumstances, is expected to be between three and ten years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.
Duration
The average portfolio duration of the Fund, under normal circumstances, is expected to be no less than 50% and no greater than 125% of the duration of the Bloomberg U.S. Aggregate Index.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Rural America Growth & Income Fund
The Fund seeks long-term total return through capital appreciation and current income. The Fund’s investment objective is non-fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.
Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in companies that are important to the economic development of rural America. The Fund primarily invests in equity and fixed income securities of U.S. issuers.
The Fund considers an issuer to be important to the economic development of rural America if the issuer satisfies at least one of the following criteria:
1.
Rural economic factors - the issuer has meaningful economic exposure to a key driver of rural American economy by either normally deriving at least 10% of its
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total revenue from, or having at least 10% of its annual capital expenditures made and/or committed to one or more of the sectors listed below, or other sectors that Homestead Advisers determines to be key drivers of rural American economy:
•
Agribusiness value chain — agriculture equipment, chemicals, food & beverage
•
Infrastructure development — broadband telecommunication, water infrastructure, road construction, waste management
•
Industrial transportation — rail, trucking, distributors
•
Consumer products and services — rural retailers, restaurants
•
Financial services — banks (based on loan breakdown and branch locations), financial exchanges (based on trading revenue associated with products integral to the rural economy), insurance (based on net premiums written for rural areas)
•
Healthcare — providers (providing healthcare to rural areas), payers (members based on rural areas), animal health (providing services to livestock)
•
Technology — enterprise software (providing software to rural banks and rural merchants), payments (providing payment processing to rural banks and rural merchants), automation (for example, providing automatic farming equipment)
2.
NRECA cooperative service areas - the issuer’s headquarters and/or material business operations (at least 10% of the issuer's physical store or branch locations) are located in one or more zip codes serviced by one of National Rural Electric Cooperative Association’s (“NRECA”) cooperative members.
3.
U.S. Census Bureau or issuer definition - the issuer’s headquarters and/or material business operations (at least 10% of the issuer's physical store or branch locations) are located in rural areas, which the Fund defines as (i) a county where at least 50% of the county’s population is in an area considered “rural,” as defined by the U.S. Census Bureau, or (ii) an area that the issuer has represented that it considers to be “rural.” The U.S. Census Bureau currently defines “rural” as all population, housing and territory not included within an urbanized area or urban cluster. In general, urbanized areas include areas with 50,000 or more people and urbanized clusters include areas of at least 2,500 and less than 50,000 people. The U.S. Census Bureau also considers density (the density of people per square foot in a single block), land use (land cover and impervious surfaces) and distance in order to determine what is considered an urbanized area or urban cluster.
The Fund may invest up to 20% of its assets in instruments that do not have exposure to “rural America,” within the criteria described above, primarily including U.S. Treasury securities; corporate bonds; municipal bonds; asset-backed and mortgage-backed securities; common stock and preferred stock (fixed maturity and perpetual); other investment companies, including open-end funds, closed-end funds and ETFs; commercial paper; and money market securities.
The Fund may invest in money market securities in order to, among other reasons, reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation.
The allocation of the Fund’s investments across equity and fixed-income asset classes can vary substantially from time to time. Under normal market conditions, the Fund seeks to invest 30-70% of its assets in each asset class. Homestead Advisers expects to allocate the Fund’s assets in response to changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments.
For equity securities, Homestead Advisers follows a bottom-up approach in selecting stocks of companies based on its fundamental research and consideration of variety of factors, such as a company’s business, potential earning power, financial ratios, competitive advantages, and the experience and qualifications of the company’s management.
Homestead Advisers considers selling a portfolio holding when a holding’s valuation appears to be excessive, company fundamentals deteriorate, or better opportunities are found. The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.
The weighted average effective maturity of the Fund’s fixed income portfolio, under normal circumstances, is expected to be between three and ten years. There is no limit on the maturity of the individual securities in the Fund’s fixed income portfolio. The Fund may invest up to 15% of its assets in securities rated below investment grade (securities rated below BBB- by Standard & Poor’s Corporation or its equivalent by other Nationally Recognized Statistical Rating Organizations (“NRSRO”)) or unrated securities judged by Homestead Advisers to be of comparable quality. Corporate bonds and other fixed income instruments rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds.” A maximum of 5% of the Fund’s market value can be held in securities not rated by a NRSRO at the time of purchase. This restriction does not apply to securities backed by the full faith and credit of the U.S. government.
The Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations, and may invest in mortgage-backed and other asset-backed
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securities. Most loans pay interest at rates that typically adjust periodically, often based on a benchmark rate plus a premium or spread over the benchmark rate. Secured loans are secured by collateral, while unsecured loans are not secured by any collateral. The Fund may invest in senior loans, which hold senior positions in the borrower’s capital structure. The Fund also may invest in subordinated loans (e.g., second-lien loans and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including insolvency.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Stock Index Fund
The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation) and dividend or interest income. Because the underlying investments—generally consisting of stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.
The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio.
Under normal circumstances, at least 90% of the value of the Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Master Portfolio’s benchmark index increased or decreased. The Master Portfolio’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Master Portfolio’s expenses, the amount of cash and cash equivalents held by the Master Portfolio, the manner in which the total return of the Master Portfolio’s benchmark index is calculated; the size of the Master Portfolio’s investment portfolio; and the timing, frequency and size of purchases of interests and withdrawals.
The Master Portfolio seeks to replicate the total return performance of the Index by investing the Master Portfolio’s assets so that the percentage of assets of the Master Portfolio invested in a given stock is approximately the same as the percentage such stock represents in the Index. No attempt is made to manage the Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the Index. The Master Portfolio is normally rebalanced quarterly, during the months of March, June, September and December. In addition, the Master Portfolio may make interim changes in line with the Index.
The Master Portfolio also may engage in futures and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BFA or its affiliates.
Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. This is what the Master Portfolio does.
The Master Portfolio is designed for investors who desire a convenient way to invest in a broad spectrum of U.S. large cap stocks. Although this market has increased in value over the long-term, it fluctuates and has also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.
The Master Portfolio does not by itself constitute a balanced investment program. Diversifying your investments by buying shares in other funds may improve your long-term return as well as reduce volatility.
The Master Portfolio reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry.
Master-Feeder Structure
The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with substantially the same investment objective. The master
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index fund purchases securities for investment. This structure works as follows:
Investor purchases shares of…
 Feeder index fund which invests in…
  Master index fund which buys…
   Investment securities.
The Fund can withdraw its investment in the Master Portfolio at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.
Index Description and Construction
The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). S&P Dow Jones Indices LLC (“SPDJI”) does not sponsor, endorse, sell or promote the Fund or the Master Portfolio, nor is it affiliated in any way with BlackRock Advisors, LLC, BFA, the Fund or the Master Portfolio. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (a division of S&P Global Inc.) licensed for use for certain purposes by BlackRock Institutional Trust Company, N.A. SPDJI makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Fund or the Master Portfolio.
The past performance of the Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of interests of the Master Portfolio or to any other person or entity, as to results to be obtained by the Master Portfolio from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Value Fund
The Value Fund seeks long-term growth of capital and income for the long-term investor. Current income is a secondary objective. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund generally invests in stocks of companies selling below what Homestead Advisers believes to be their fundamental value. Because of the volatility inherent in equity investing, the Value Fund is best suited for long-term investors.
Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of U.S. and non-U.S. companies with market capitalizations of $2 billion or greater. On March 31, 2023, the weighted average market capitalization for all of the companies held in the portfolio was $277.59 billion. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.
Up to 20% of the Fund’s assets may be invested in other types of securities, including:
•
preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants
•
debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by Homestead Advisers
•
money market securities. The Fund may invest in money market securities in order to, among other reasons, reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation
The Fund’s investments in non-U.S. companies and other issuers may include, without limitation, American Depositary Receipts (“ADRs”), emerging market securities and securities denominated in foreign currencies, including the local currencies of emerging markets. The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.
Homestead Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:
•
the relationship of a company’s potential earning power to the current market price of its stock
•
the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies
•
any competitive advantages, including well-recognized trademarks or brand names
Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share
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price, especially over the short term. Homestead Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental value.
There are a number of reasons why a stock may be trading at a discount to what Homestead Advisers believes is its fundamental value. For example, the company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. Homestead Advisers considers selling a portfolio holding when a holding’s valuation appears to be excessive, company fundamentals deteriorate, or better opportunities are found.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Growth Fund
The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies. The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.
The Fund normally will invest at least 80% of net assets (including any borrowings for investment purposes) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $0.60 billion to $2,609.04 billion in capitalization as of March 31, 2023 (the median market capitalization as of March 31, 2023, was approximately $281,989 million, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time. The Fund may continue to hold securities of a portfolio company that subsequently depreciates below the large-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of large-capitalization companies at any given time. The Fund will not cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The approach of the Fund’s subadviser, T. Rowe Price, generally is to look for companies with what it expects to have an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Fund may at times invest significantly in certain sectors.
As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price integrates pecuniary environmental, social, and governance (“ESG”) factors into its investment research process. T. Rowe Price focuses on the ESG factors that it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio.
In pursuing its investment objective, however, T. Rowe Price may deviate from its normal investment approach. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While most of the Fund’s assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks in keeping with its investment objective. The Fund may sell securities for a variety of reasons, including to realize gains, limit losses or redeploy assets into more promising opportunities.
Please turn to page 52 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.
International Equity Fund
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. This policy is not fundamental, but should the subadviser decide to change this strategy, the Fund will provide shareholders with at least 60 days’ prior written notice. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
The Fund invests primarily in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Harding Loevner, the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that it believes are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to estimates of their value. In an effort to reduce its volatility, the Fund seeks to be diversified across dimensions
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of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 10 countries.
A company is considered to be “based” outside of the United States if it is economically tied to a country outside the United States. Factors bearing on whether a company is considered to be economically tied to a country outside the United States include: (1) it is legally domiciled outside the United States; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) it has the principal exchange listing for its securities outside the United States.
The Fund will normally invest broadly in equity securities of companies domiciled in the global developed, emerging, and frontier markets, excluding the U.S. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Fund may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.
Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.
Harding Loevner believes investing in the shares of high-quality, long-duration growth businesses purchased at reasonable prices will provide superior risk-adjusted returns in the long term. The firm manages the Fund’s portfolio utilizing a bottom-up, business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process Harding Loevner uses to identify and value companies consists of four stages:
(1) Initial Qualification of companies for further research;
(2) Intensive Research into the businesses of qualified candidates;
(3) Valuation of securities of potential investments; and
(4) Construction of a diversified portfolio from the most promising opportunities.
To qualify companies for more intensive research, Harding Loevner’s investment analysts survey companies in their assigned portions of the investment universe in an effort to identify potential candidates that meet four key criteria. They must exhibit: (i) durable competitive advantages that enable them to earn high margins that can be sustained over time; (ii) sustainable growth—these companies have good prospects for near- and long-term growth in sales, earnings and cash flows; (iii) financial strength, in terms of free cash flow and available borrowing capacity; and (iv) quality management—with a proven record of success and respect for interests of minority shareholders. Sources for investment ideas include analysts’ investigations into the competitors, suppliers, and customers of existing companies under research; their encounters with companies during onsite company visits, investor conferences, trade shows and other research travel; and objective screens on company fundamentals using Harding Loevner’s quality and growth factors.
Companies that appear qualified on these key criteria are then examined more intensively using primary and secondary sources, including management interviews, contact with trade associations, and visits to company facilities. Investment analysts assess qualified companies on ten competitive, management and financial characteristics using a proprietary scoring system known as the Quality Assessment (“QA”) framework. This framework aids analysts in gaining insight into companies’ competitive positions and the extent and durability of their growth prospects, and facilitates comparisons across different countries and industries.
To evaluate the investment potential of the strongest candidates, analysts construct financial models using a variety of standardized methods, including a multi-stage cash flow return on investment approach and discounted cash flow analysis, to forecast long-term growth in earnings and cash flows. The financial models include adjustments based upon the QA score and are combined with industry data, including market valuation of peers and corporate merger and acquisition activity, to form the basis for their estimates of the value of the companies’ securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a recommendation on the stock of a company, an analyst also sets out an expectation for future business performance of the company (“mileposts”). These mileposts provide the analyst with an indelible record of his/her expectations for the business and form the basis for ongoing review of the company’s progress.
In constructing the portfolio for the Fund, Harding Loevner’s portfolio managers select among the analyzed securities. The portfolio managers take into consideration the securities’ predicted relative price performance, the
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timeliness and investment potential, the implications for portfolio risk of their selections and the requirement to observe portfolio diversification guidelines.
A holding is reduced or removed from the Fund’s portfolio if and when it:
(i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated value; (iii) fails to achieve the pre-established milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
Small-Company Stock Fund
The Small-Company Stock Fund seeks long-term growth of capital for the long-term investor. The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.
The Fund generally invests in stocks of companies that Homestead Advisers believes are attractive based on its investment process. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies.
Under normal circumstances, the Small-Company Stock Fund will invest at least 80% of its net assets (plus borrowing for investment purposes) in common stocks of companies whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. However, Homestead Advisers will not necessarily sell a security whose market capitalization, after the initial purchase, is no longer within the range of the market capitalization of the companies represented in the Russell 2000 Index. On March 31, 2023, the weighted average market capitalization for companies held in the Fund’s portfolio was $3,617 million, and for companies in the Russell 2000 Index, the weighted average market capitalization was $2,876 million. As of March 31, 2023, the market capitalization of companies in the Russell 2000 index ranged from $3 million to $7,857 million. Market capitalization is a measure of a company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.
Up to 20% of the Fund’s assets may be invested in other types of securities including:
•
short-term debt securities
•
money market securities. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation
•
other investment companies, including open-end funds, closed-end funds and domestic exchange-traded funds
•
U.S. dollar-denominated securities of foreign issuers, including ADRs
•
investment-grade debt securities convertible into or exchangeable for common stocks
To determine whether a stock is attractive, Homestead Advisers follows a bottom-up approach based on its fundamental research and consideration of variety of factors, including, but not limited to:
•
the company's line(s) of business
•
market opportunities for the company, which could indicate earnings growth potential over the long term
•
the experience and qualifications of the company’s management
•
the relationship of a company’s potential earning power to the current market price of its stock
•
the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies
•
any competitive advantages, including well-recognized trademarks or brand names
Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. Homestead Advisers seeks to select stocks that it believes may benefit over time from a more reasonable market assessment of fundamental worth.
Homestead Advisers considers selling a portfolio holding when a holding’s valuation appears to be excessive, company fundamentals deteriorate, or better opportunities are found.
From time to time, due to elevated cash flows or in order to meet the potential of higher redemption requests, Homestead Advisers may maintain a larger position in cash equivalents. When the Fund takes such a position by increasing its holdings in cash equivalents, its short-term investment performance may differ from what its performance would have been if it had remained more fully invested in stocks.
Please turn to page 52 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.
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Description of Fund Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular Fund’s portfolio as a whole are called principal risks. The principal risks of each Fund are listed in the Fund Summaries. There might be additional risks that a Fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of each Fund, are also described below.
	Money Market	Fixed-Income			Balanced	Index	Equity
Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund[1]	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
Asset- Backed and Mortgage- Backed Securities		X	X	X	X
Cash Positions	X	X	X	X	X
Commercial Paper		X	X	X	X
Concentration						X
Convertible Securities				X	X		X		X	X
Corporate Bond		X	X	X	X
Currency							X		X
Debt Securities	X	X	X	X	X		X		X	X
Depositary Receipts									X
Derivatives						X			X
Emerging and Frontier Market							X		X
Equity Securities					X	X	X	X	X	X
Expense	X	X	X	X	X	X	X	X	X	X
Financial Markets Regulatory	X
Focused Investment				X	X		X	X	X	X
Foreign			X	X			X	X	X	X
Geographic Focus									X
Growth Style								X	X
High Yield Securities			X	X	X				X
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Description of Fund Risks (Continued)
	Money Market	Fixed-Income			Balanced	Index	Equity
Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund[1]	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
Illiquid and Restricted Securities				X	X	X			X	X
Index Fund						X
Index- Related						X
Investments in Other Investment Companies	X			X	X				X	X
Investments in Small- and Mid- Sized Companies										X
Issuer	X	X	X	X	X		X	X	X	X
Large Shareholders and Redemptions	X	X	X	X	X	X	X	X	X	X
LIBOR		X	X	X	X
Limited Operating History					X
Loan					X
Leverage						X
Manager	X	X	X	X	X		X	X	X	X
Market	X	X	X	X	X	X	X	X	X	X
Market Capitalization						X	X	X		X
Master/ Feeder Structure						X
Money Market Fund	X
Money Market Securities	X	X			X	X	X			X
Municipal Bond		X	X	X	X
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Description of Fund Risks (Continued)
	Money Market	Fixed-Income			Balanced	Index	Equity
Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Stock Index Fund[1]	Value Fund	Growth Fund	International Equity Fund	Small-Company Stock Fund
Operational and Cybersecurity	X	X	X	X	X	X	X	X	X	X
Participation Notes									X
Passive Investment						X
Portfolio Turnover		X	X	X	X
Preferred Securities				X	X		X		X
Repurchase Agreements	X								X
Rights or Warrants									X
Rural America Investment					X
Securities Lending						X
Tracking Error						X
Sovereign Debt Obligations Risk				X
U.S. Government Securities	X	X	X	X	X
Valuation	X	X	X	X	X	X	X	X	X	X
Value Style							X			X
Variable and Floating Rate Securities	X				X
When- Issued, TBA and Delayed Delivery Securities				X
Yield Risk	X
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Description of Fund Risks (Continued)
1 This Fund invests all of its assets in S&P 500 Index Master Portfolio that has the same investment objective and strategies as the Fund. For simplicity, this prospectus uses the term "Fund" to include, where applicable, the Master Portfolio.
Asset-Backed and Mortgage-Backed Securities Risk
Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These securities represent either fractional interests or participation in pools of assets such as, among other things, leases, retail installment loans, revolving credit receivables or residential mortgage loan purchases from individual lenders by a federal agency or originated and issued private lenders. During periods of falling interest rates, certain asset-backed or mortgage-backed securities may be called or prepaid, which may shorten the securities’ weighted average life and reduce the overall return. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect a Fund’s return as the Fund could be forced to reinvest in lower yielding securities. During periods of rising interest rates, the average life of an asset-backed or mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or asset-backed security depends on the terms of the instrument and can result in significant volatility. Investors also may experience delays in payment if the full amounts due on underlying assets are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. There is a risk that borrowers may default on the obligations that underlie an asset-backed security. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Certain asset-backed securities (for example, credit card receivables) do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities.
Collateralized Mortgage Obligations There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations and may be subject to similar risks. For example, the cash flows from a CMO trust may be split into two or more portions, called tranches, varying in risk and yield. If some loans default and the cash collected by the CMO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Mortgage Pass-Through Securities Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction”. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Fund’s manager will monitor the creditworthiness of
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Description of Fund Risks (Continued)
such counterparties. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
Cash Positions Risk
A Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Commercial Paper Risk
Commercial paper consists of short-term promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
Concentration Risk
The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that the underlying index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
Convertible Securities Risk
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Corporate Bond Risk
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a corporate bond may be affected by factors directly related to the issuer, such as the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Currency Risk
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or other currencies or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. In addition, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Currency exchange rates may experience steady or sudden fluctuation over short periods of time. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful. A Fund that hedges using derivatives presents the risk that the Fund could lose money on its exposure to a particular industry and also lose money on the derivatives.
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Description of Fund Risks (Continued)
Debt Securities Risk
Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.
Credit Risk The risk that the issuer, guarantor or liquidity provider of a fixed-income security held by the Fund, or the counterparty to an over-the-counter transaction (including repurchase agreements), may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely payments of interest or principal, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to a Fund, a Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.
Extension risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Income Risk  The risk that the value of the Fund’s fixed-income investments may be adversely affected by changes in interest rates and/or inflation. The value of the fund’s investments may decline due to rising interest rates or other factors. In a rising interest rate environment, investors in fixed income securities may leave the fixed income investment market on a large scale, which could adversely affect the price of the fixed-income securities and reduce their liquidity. Increased redemption requests may force the fund to liquidate investments when it is not advantageous to do so. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund’s ability to achieve its objective.
Interest Rate Risk The risk that the values of debt instruments held by a Fund will change in response to actual or expected changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates, and may experience greater volatility and risk, than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Rising interest rates may result in a decline in value of the Fund's fixed income investments and in periods of volatility. The U.S. Federal Reserve (“Federal Reserve”), in recent periods, has increased interest rates at significant levels and signaled an intention to continue to raise interest rates and maintain
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Description of Fund Risks (Continued)
interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. It is difficult to predict how long the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Funds’ investments and the markets where they trade.
Inflation Risk The risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate.
Depositary Receipts Risk
Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. When a Fund invests in a depositary receipt as a substitute for or alternative to an investment directly in the underlying shares, that Fund is exposed to the risk that the depositary receipt may not provide a return that corresponds precisely with that of the underlying investment.
Derivatives Risk
The Stock Index Fund and International Equity Fund may use derivatives and are each referred to as the “Fund” in this section. The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund’s manager and may not be available at the time or price desired.
The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount, the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
The Fund may use derivatives to create investment leverage, and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Fund’s manager. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.
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Description of Fund Risks (Continued)
Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Fund’s manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
Futures Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Emerging and Frontier Market Risk
Investments in emerging and frontier markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Securities Risk
Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
Expense Risk
The Fund’s expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of the Fund’s net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Financial Markets Regulatory Risk
Policy changes by the U.S. government or its regulatory agencies and political events within the United States and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
Focused Investment Risk
A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Fund is invested. This is because, for example, issuers in a particular market, industry, region sector or asset class
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Description of Fund Risks (Continued)
may react similarly to specific economic, market, regulatory, political, or other developments. For example, the Growth Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times, except that as a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e. concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that the Fund’s manager considers to have the same primary economic characteristics.
To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.
Foreign Risk
A fixed-income Fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity. An equity Fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer. These conditions may have an impact on rating organizations’ and a Fund manager’s ability to accurately assess and monitor an issuer’s financial condition.
In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.
Geographic Focus Risk
Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.
Growth Style Risk
The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies
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Description of Fund Risks (Continued)
usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
High Yield Securities Risk
Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Fund’s manager to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
No Fund, other than the Intermediate Bond Fund and Rural America Growth & Income Fund, may invest in securities rated, at the time of investment, C or below by Moody’s or D or below by S&P, or the equivalent as determined by the Fund’s manager.
Illiquid and Restricted Securities Risk
Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These factors may have an adverse effect on the Fund’s ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Stock Index Fund and International Equity Fund) or invests in securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as cooperatives, institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Certain accounts or cooperatives may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Index Fund Risk
An index fund has operating and other expenses while an index does not. As a result, while an index fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
Index-Related Risk
The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the underlying index as published by the index provider. There is no assurance that the index provider or any agents that
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Description of Fund Risks (Continued)
may act on its behalf will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. While the index provider provides descriptions of what the underlying index is designed to achieve, neither the index provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the underlying index or its related data, and they do not guarantee that the underlying index will be in line with the index provider’s methodology. Investors receive no warranty or guarantee against the index provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the underlying index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the underlying index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the underlying index’s other constituents. Shareholders should understand that any gains from index provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from index provider errors will be borne by the Fund and its shareholders.
Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions. Apart from scheduled rebalances, the index provider or its agents may carry out additional ad hoc rebalances to the underlying index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When the underlying index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the underlying index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index provider or its agents to the underlying index may increase the costs to, and the tracking error risk of, the Fund.
Investments in Other Investment Companies Risk
A Fund may invest in other investment companies, including open-end funds, closed-end funds and exchange-traded funds. A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the investing Fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility because of the potential lack of liquidity. There will be some duplication of expenses because the investing fund also must pay its pro-rata share of that investment company’s fees and expenses.
Investments in Small- and Mid-Sized Companies Risk
Investment in smaller and medium-sized companies may involve greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if a Fund wishes to sell a large quantity of a small or medium-sized company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.
Issuer Risk
The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
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Limited Operating History Risk
The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
Leverage Risk
Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Large Shareholders and Redemptions Risk
A Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, cooperatives, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
LIBOR Risk
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The U.K. Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), ceased publishing 24 of the 35 LIBOR settings since January 1, 2022 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Bank working groups and regulators in various countries have suggested other alternatives for their markets, including the Sterling Overnight Index Average (SONIA) rate in England. On December 16, 2022 the U.S. Federal Reserve adopted a final rule to implement the Secured Overnight Financing Rate (SOFR) to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund's performance or NAV.
Loan Risk
The risks associated with direct loans and participations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of a Fund to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans.
The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Loans in which the Fund may invest may pay interest at floating rates. It is possible that the borrower may have the ability to change or to adjust the interest rate on a loan under circumstances or in ways that
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Description of Fund Risks (Continued)
are unfavorable to the Fund, or that the timing or calculation of scheduled changes in the interest rate on a loan held by the Fund may delay, or prevent, the Fund from realizing the effects of favorable changes in interest rates.
Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of the collateral securing a loan or could recover nothing of what it is owed on the secured loan. If the terms of a secured loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.
Investments in loans may be difficult to value and may be illiquid for reasons including legal or contractual restrictions on resale. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s net asset value.
Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a loan, the Fund may become a member of the syndicate. The loans in which a Fund invests may be rated below investment grade or may not be rated.
If a loan is acquired through an assignment, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
Most loans pay interest at rates that typically adjust periodically, often based on a benchmark rate plus a premium or spread over the benchmark rate. Secured loans are secured by collateral, while unsecured loans are not secured by any collateral. The Fund may invest in senior loans, which hold senior positions in the borrower’s capital structure. The Fund also may invest in subordinated loans (e.g., second-lien loans and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency.
Manager Risk
A Fund manager’s (or subadviser's) decisions, including security selection, may cause a fund to underperform relative to the Fund’s peers. There can be no assurance that the Fund manager’s (or subadviser's) investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the Fund manager’s (or subadviser's) ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.
Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the
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issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
Markets may, in response to governmental actions or intervention, economic or market developments, natural disasters, war, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed-income securities in low interest rate environments.
The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, governmental financial regulators, including the U.S. Federal Reserve, have taken steps in the past to maintain historically low interest rates, such as by purchasing bonds. Recent steps by those regulators to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which a Fund or its manager are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.Market dislocations and other external events, such as political, social or financial instability, civil unrest, acts of terrorism and outbreaks of infectious illnesses or other widespread public health issues, are other potential risks that could adversely affect an investment in a security or in markets or issuers generally and may subject the Fund to significant risk of substantial volatility and loss. Natural and environmental disasters, such as floods, droughts, fires, extreme storms, earthquakes or volcanic eruptions, and systemic market dislocations may be highly disruptive to economies and markets. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. In February 2022, Russia engaged in a large-scale invasion of Ukraine, which has resulted in international sanctions and market disruptions, including devaluation of Russian currency and declines in regional and global stock and commodities markets. The full effects of Russia's invasion of Ukraine are impossible to predict, but may be significant. In addition, the global outbreak of the 2019 novel coronavirus and its variants (“COVID-19”), together with resulting US federal, state and non-US governmental actions has meaningfully disrupted the global economy and markets. Although the long-term economic fallout of COVID-19 is difficult to predict, it has had and may have ongoing material adverse effects across certain countries, sectors, industries companies and investment products more than others. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic which may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression.
A Fund may continue to accept new purchases and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.
Market Capitalization Risk
Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Master/Feeder Structure Risk
The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The ability of the Fund to meet redemption requests will depend on its ability to redeem its interest in the master fund. The Fund will bear its pro rata portion of the expenses incurred by the master fund.
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Money Market Fund Risk
Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
Money Market Securities Risk
The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Funds may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
Municipal Bond Risk
Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, particularly in stressed market conditions. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
Operational and Cybersecurity Risk
A Fund, its service providers, including its manager, Homestead Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended
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to mitigate these risks. For example, the global spread of COVID-19 beginning in 2020 caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
Participation Notes Risk
The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.
Passive Investment Risk
Because the Fund’s manager does not select individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment manager researching individual securities might seek to avoid.
Portfolio Turnover Risk
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject
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to tax when distributed by the Fund). Such costs are not reflected in the Fund’s Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.
Preferred Securities
In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and equity securities (e.g., market risk, equity securities risk), preferred securities are also subject to deferral risk. Preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to recognize income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.
Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.
Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities. In addition, uncertainty regarding the tax and regulatory treatment of preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a Fund’s investments in certain preferred securities.
Repurchase Agreements Risk
A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. A Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If a Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, a Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
Rights or Warrants Risk
A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or rights or other factors. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that the Fund will lose its entire investment in a warrant or right. The Fund’s failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund’s interest in the issuing company.
Rural America Investment Risk
Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative
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Description of Fund Risks (Continued)
effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund’s investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations, and any additional increases in the interest rates in these regions may all impact the performance of the Fund’s investments.
Securities Lending Risk
The Fund’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.
Tracking Error Risk
The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to interestholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the underlying index does not.
Sovereign Debt Obligations Risk
The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a governmental entity or to enforce a judgment against such an entity. Holders of certain government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
U.S. Government Securities Risk
U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease due to changes in interest rates, statutory debt limit negotiations, default or changes to the financial condition or credit rating of the U.S. Government, which could be affected by uncertainty regarding debt ceiling negotiations or possible default.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Description of Fund Risks (Continued)
Value Style Risk
The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
Variable and Floating Rate Securities Risk
The interest rate for variable rate securities typically resets at specified intervals, while the interest rate for floating rate securities typically resets based on changes in a specified index rate or auction process. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
When-Issued, TBA and Delayed Delivery Securities Risk
The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The finalized margin requirements are currently expected to go into effect in October 2023.
Yield Risk
The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.
Temporary Defensive Strategies
At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund’s manager then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including money market funds), or any other securities the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.
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Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.
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Management of the Funds

Investment Adviser/Administrator for the Funds
Homestead Advisers Corp.
4301 Wilson Boulevard
Arlington, VA 22203
As the investment adviser, Homestead Advisers is responsible for selecting investments, managing the portfolios and overseeing the investment strategies and policies for the Short-Term Government Securities, Short-Term Bond, Intermediate Bond, Rural America Growth & Income, Value and Small-Company Stock Funds, subject to the supervision of the Board of Directors of Homestead Funds, Inc. and the Board of Trustees of Homestead Funds Trust (collectively, the "Board"). The Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, International Equity Fund and Small-Company Stock Fund are series of Homestead Funds, Inc., a Maryland Corporation (the "Corporation"). The Intermediate Bond Fund and Rural America Growth & Income Fund are series of Homestead Funds Trust (the "Trust"), a Massachusetts business trust. The Funds are sometimes referred to in this Prospectus as the "Homestead Funds." Homestead Advisers was launched in 1990 and, as of December 31, 2022, managed approximately $7.0 billion of assets for mutual fund and private account investors.
Additionally, Homestead Advisers is responsible for managing the Daily Income Fund, Growth Fund and the International Equity Fund, subject to the general authority of and supervision by the Funds’ Board. Homestead Advisers has entered into subadvisory agreements with Invesco, T. Rowe Price and Harding Loevner under which each provides day-to-day discretionary management of the assets of the Daily Income Fund, Growth Fund and International Equity Fund, respectively, in accordance with each Fund’s investment objectives, policies and restrictions, subject to the overall supervision of the Funds’ Board and Homestead Advisers. Homestead Advisers monitors each subadviser’s performance and regularly reports to the Funds’ Board on such performance.
Homestead Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of Homestead Financial Services Corp., which is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”). NRECA is a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. Homestead Advisers is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
The SEC has issued an exemptive order that permits each Fund and Homestead Advisers to participate in a manager of managers structure in which Homestead Advisers serves as the investment manager of the Fund and selects and recommends to the Fund’s Board one or more investment subadvisers that are not affiliated persons of the Funds or Homestead Advisers (for purposes of this section, “subadvisers”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, Homestead Advisers is able, subject to certain conditions and oversight each Fund’s Board but without shareholder approval, to hire new subadvisers or change the contract terms of subadvisers for the Fund. Homestead Advisers, subject to oversight by the Board, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Homestead Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser’s performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Shareholders of each Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. This arrangement has been approved by the Board and the shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund. Accordingly, each of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund may rely on the exemptive order. As of the date of this Prospectus, the Small-Company Stock Fund has not received shareholder approval to rely on the exemptive order.
For the fiscal year ended December 31, 2022, the Funds paid Homestead Advisers investment management fees, after fee waivers and expense reimbursements, expressed as a percentage of net assets of each Fund, at the following annual rates:
Daily Income Fund	0.29%
Short-Term Government Securities Fund	0.40%
Short-Term Bond Fund	0.60%
Intermediate Bond Fund	0.53%
Rural America Growth & Income Fund	0.00%
Value Fund	0.48%
Growth Fund	0.64%
International Equity Fund	0.59%
Small-Company Stock Fund	0.83%
The Funds have entered into a contractual Expense Limitation Agreement with Homestead Advisers. The Expense Limitation Agreement provides that, through the date listed in the table below, Homestead Advisers has agreed to limit each Fund's total operating expenses (exclusive of (i) in the
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Management of the Funds (Continued)
case of a Fund other than the Stock Index Fund, the Management Fee, and (ii) in the case of the Stock Index Fund, the Administrative Fee and the fees indirectly incurred by the Stock Fund Index Fund through its investment in the Master Portfolio. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of a Fund’s business; and (vi) in the case of each Fund other than the Stock Index Fund, acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act) to the annual rate set forth in the table below.
Fund	Operating Expense Limit	Expiration Date
Daily Income Fund	0.60%	April 30, 2024
Short-Term Government Securities Fund	0.75%	April 30, 2024
Short-Term Bond Fund	0.80%	April 30, 2024
Intermediate Bond Fund	0.80%	April 30, 2024
Rural America Growth & Income Fund	1.00%	April 30, 2024
Stock Index Fund	0.75%*	April 30, 2024
Value Fund	1.25%	April 30, 2024
Growth Fund	1.00%	April 30, 2024
International Equity Fund	1.00%	September 23, 2023
Small-Company Stock Fund	1.50%	April 30, 2024
*
The Operating Expense Limit with respect to the Stock Index Fund applies to all operating expenses incurred by the Stock Index Fund, including, but not limited to, expenses indirectly incurred by the Stock Index Fund through its investment in the Master Portfolio.
The Expense Limitation Agreement will terminate with respect to a Fund: (1) immediately upon termination of (a) the Management Agreement, in the case of a Fund other than the Stock Index Fund, or (b) the Administrative Service Agreement, in the case of the Stock Index Fund, and (2) by the Fund’s Board without payment of any penalty, upon 60 days’ prior written notice to Homestead Advisers.
In addition, Homestead Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield. Homestead Advisers may revise, renew or discontinue this voluntary waiver at any time.
A discussion regarding the basis for the Board’s approval of the investment management agreements between each Fund and Homestead Advisers is included in the Funds’ annual report to shareholders for the year ended December 31, 2022.
Homestead Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative services agreement with the Fund, Homestead Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In the year ended December 31, 2022, the Stock Index Fund paid Homestead Advisers 0.25% of net assets as compensation for administrative services.
Homestead Advisers also provides administrative services to each of the other Funds, in addition to providing investment management services to those Funds.
Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios. The SAI provides additional information about the Funds’ and subadvisers’ portfolio managers, including their compensation, other accounts managed and ownership of securities in Homestead Funds.
Short-Term Government Securities Fund – Mauricio Agudelo and Ivan Naranjo.
Short-Term Bond Fund – Mauricio Agudelo and Ivan Naranjo.
Intermediate Bond Fund – Mauricio Agudelo and Ivan Naranjo.
Rural America Growth & Income Fund – Mauricio Agudelo, Ivan Naranjo, Mark Iong and James A. Polk.
Value Fund – Mark Iong and James A. Polk.
Small-Company Stock Fund – Mark Iong and James A. Polk.
Mauricio Agudelo, CFA Mr. Agudelo is the Head of Fixed-Income Investments for Homestead Advisers. He has co-managed the Short-Term Government Securities and Short-Term Bond Funds since May 2016. He has co-managed the Intermediate Bond Fund since its inception in 2019. He has co-managed the Rural America Growth & Income Fund since its inception in May 2021. Prior to this role, he was a Fixed Income Portfolio Manager for Homestead Advisers from April 2016 to March 2017, a Senior Fixed Income Portfolio Manager for Homestead Advisers from March 2017 to October 2021, and portfolio manager at Calvert Investment Management, Inc. from 2009 to 2016, where he co-managed a number of taxable fixed-income mutual fund portfolios from 2011 through 2016. Mr. Agudelo held previous positions at Calvert in trading and securities analysis. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined Homestead Advisers in 2016.
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Management of the Funds (Continued)
Mark Iong, CFA Mr. Iong is an Equity Portfolio Manager for Homestead Advisers. He has co-managed the Rural America Growth & Income Fund since its inception in May 2021 and the Value and Small-Company Stock Funds since February 2023. Prior to this role, he was a Senior Equity Analyst for Homestead Advisers from 2019 to 2021 and prior to joining Homestead Advisers in 2019, he was a senior equity analyst at Chartwell Investment Partners on the large-cap team. Prior to that, he was a senior analyst and portfolio manager at Columbia Partners where he helped oversee growth and value strategies. He received his BS in Operations Research and Information Engineering from Cornell University.
Ivan Naranjo, CFA Mr. Naranjo is a Fixed Income Portfolio Manager for Homestead Advisers. He has co-managed the Short-Term Government Securities and Short-Term Bond Funds since November 2018. He has co-managed the Intermediate Bond Fund since its inception in 2019. He has co-managed the Rural America Growth & Income Fund since its inception in May 2021. Prior to this role, he was a senior fixed income trader at American Century Investments from 2016 to 2018, a senior investment risk analyst at Legg Mason & Co., LLC from 2015 to 2016, and an associate portfolio manager at Calvert Investment Management, LLC from 2010 to 2015, where he held different responsibilities including portfolio construction, securities analysis, trading, and risk monitoring for a number of taxable fixed income mutual fund portfolios. He received a B.S. in finance from the University of Maryland, Robert H. Smith School of Business. He joined Homestead Advisers in 2018.
James A. Polk, CFA Mr. Polk is the Head of Equity Investments for Homestead Advisers. He has co-managed the Value Fund and Small-Company Stock Fund since January 2019. He has co-managed the Rural America Growth & Income Fund since its inception in May 2021. Prior to this role, he was a Senior Equity Portfolio Manager for Homestead Advisers from January 2019 to October 2021 and a portfolio manager at Putnam Investment Management, LLC from 2001 to 2017, where he managed small, mid, and multi-cap value oriented mutual funds from 2004 to 2017. He received a BA in English from Colby College and an MBA from the Olin Graduate School of Business at Babson College. He joined Homestead Advisers in 2019.
Subadviser to the Daily Income Fund
Invesco Advisers, Inc.
1331 Spring Street NW, Suite 2500
Atlanta, GA 30309
On May 1, 2021, Invesco became the subadviser to the Daily Income Fund.
Invesco is a registered investment adviser and an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2022, Invesco Ltd. managed approximately $1.4 trillion in assets.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement between Homestead Advisers and Invesco is included in the Fund’s annual report to shareholders for the year ending December 31, 2022.
Subadviser to the Growth Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of Homestead Advisers and the Fund’s Board.
T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, is registered with the SEC under the Advisers Act. As of December 31, 2022, T. Rowe Price managed $1.27 trillion in assets.
A discussion regarding the Board’s approval of the subadvisory agreement between Homestead Advisers, on behalf of the Growth Fund, and T. Rowe Price is included in the Funds’ annual report for the year ended December 31, 2022.
Taymour R. Tamaddon, CFA, serves as the portfolio manager of the Fund and is primarily responsible for the Fund’s management. Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). Mr. Tamaddon holds a B.S. in applied physics cum laude from Cornell University and an M.B.A. from the Tuck School of Business at Dartmouth University.
Subadviser to the International Equity Fund
Harding Loevner LP (“Harding Loevner”)
400 Crossing Boulevard, 4th Floor
Bridgewater, NJ 08807
On January 15, 2016, Harding Loevner became the subadviser to the International Equity Fund. Harding Loevner was approved as subadviser to the Fund by the Funds’ Board on November 2, 2015, and the subadvisory contract between Harding Loevner and Homestead Advisers was approved by a shareholder vote on January 5, 2016.
Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of December 31, 2022, Harding Loevner managed approximately $55.6 billion in assets.
A discussion regarding the Board’s approval of the subadvisory agreement between Homestead Advisers, on
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Management of the Funds (Continued)
behalf of the International Equity Fund, and Harding Loevner is included in the Fund’s annual report for the year ended December 31, 2022.
The portfolio managers involved in the day-to-day portfolio management of the International Equity Fund include the following persons. Their prior experience with Harding Loevner is shown below:
Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.
Bryan Lloyd, CFA, has been a portfolio manager since 2014 and an analyst since 2011 when he joined Harding Loevner. As an analyst, he focuses on financials companies. Mr. Lloyd graduated from Lafayette College in 1996.
Patrick Todd, CFA, has been a portfolio manager since 2017 and an analyst since 2012 when he joined Harding Loevner. As an analyst, he focuses on health care and real estate companies. Mr. Todd graduated from Harvard University in 2002 and received an MBA in Applied Value Investing from Columbia Business School in 2011.
Andrew West, CFA, has been a portfolio manager since 2014 and an analyst since 2006. From 2011 to 2019, he also served as Manager of Investment Research. As an analyst, he focuses on consumer discretionary and industrials companies. Mr. West graduated from the University of Central Florida in 1991 and received an MBA in Finance and International Business from New York University, Leonard N. Stern School of Business, in 2003. He joined Harding Loevner in 2006.
Babatunde Ojo, CFA, has been a portfolio manager of the International Equity strategy since 2021 and also serves as a research analyst and co-lead portfolio manager for the Harding Loevner Frontier Emerging Markets Strategy, a role he has served since 2014. Mr. Ojo graduated from the University of Lagos with a BS in Biochemistry, holds an MSc in Food Chain Management from Imperial College, University of London, as well as an MBA in Finance and Management from The Wharton School. He joined Harding Loevner in 2012.
Investment Adviser For The Master Portfolio of the Stock Index Fund
BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105
BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets. BFA and its predecessors have been managing funds since 1973. BFA is a wholly-owned subsidiary of BlackRock, Inc. As of December 31, 2022, BFA and its affiliates provided investment advisory services for assets of approximately $8.6 trillion. BFA is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the Master Portfolio as compensation for its advisory services.
BFA has contractually agreed to waive the management fee with respect to any portion of the Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange traded funds managed by BFA or its affiliates that have a contractual management fee, through June 30, 2023. Effective April 29, 2020, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees the Master Portfolio pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through April 30, 2021. Effective May 1, 2021, this contractual agreement has been extended and will terminate on June 30, 2023. Prior to April 29, 2020, such agreement to waive a portion of the Master Portfolio’s management fee in connection with the Master Portfolio’s investment in affiliated money market funds was voluntary. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Master Investment Portfolio (of which the Master Portfolio is a series) or by a vote of a majority of the outstanding voting securities of the Master Portfolio.
The members of the Master Portfolio Management Team who have the most significant day-to-day management responsibility are:
Suzanne Henige, CFA, has been a member of the Master Portfolio Management Team since February 2020. Managing Director of BlackRock since 2022; Director of BlackRock, Inc. from 2016 to 2021; Vice President of BlackRock, Inc. from 2011 to 2015.
Paul Whitehead has been a member of the Master Portfolio Team since January 2022. He has been a Managing Director at BlackRock since 2010. Director of BlackRock, Inc. from 2009 to 2010. Principal of Barclays Global Investors from 2002 to 2009.
Jennifer Hsui, CFA, has been a member of the Master Portfolio Management Team since April 2016. She is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI since 2009 and a portfolio manager with BGFA and BGI from 2006 through 2009.
Board
The Board establishes Homestead Funds’ corporate policies and monitors each Fund’s performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.
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Management of the Funds (Continued)
Distributor
Homestead Financial Services Corp.
4301 Wilson Boulevard
Arlington, VA 22203
Transfer Agent
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.
Custodian
State Street Bank and Trust Company serves as the custodian for all of the Funds.
Additional Information
The Board oversees generally the operations of the Funds, the Trust and the Corporation. The Trust and the Corporation enter into contractual arrangements with various parties, including among others, each Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust, the Corporation and the Funds that you should consider in determining whether to purchase shares of a Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust, the Corporation or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
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Additional Tax Information

As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.
Each Fund has elected or intends to elect to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A RIC is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. In order for a Fund to qualify and be eligible for treatment as a RIC, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders. A Fund’s failure to qualify as a RIC would result in fund-level taxation, and, consequently, a reduced return on your investment.
Distribution Schedule
Each Fund intends to distribute substantially all of its net investment income and net capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received in cash, distributions generally are taxable to non-retirement account investors.
We will mail you Internal Revenue Service (“IRS”) Form 1099 at the end of January indicating the federal income tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:
Interest Income
Daily Income Fund	Declared daily and paid monthly
Short-Term Government Securities Fund	Declared daily and paid monthly
Short-Term Bond Fund	Declared daily and paid monthly
Intermediate Bond Fund	Declared daily and paid monthly
Rural America Growth & Income Fund	Declared and paid at least annually
Stock Index Fund	Declared and paid at least annually
Value Fund	Declared and paid semi-annually
Growth Fund	Declared and paid at least annually
International Equity Fund	Declared and paid at least annually
Small-Company Stock Fund	Declared and paid at least annually
Capital Gains
Capital gains, if any, are declared and paid annually, or more frequently if necessary.
Taxes on Dividends and Distributions
Unless you are tax-exempt or hold Fund shares in a tax-advantaged account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year to shareholders of record during such months and paid in January of the following year are taxable as if they were paid on December 31 of the year declared.
For federal income tax purposes, distributions from a Fund’s ordinary income and short-term capital gains are taxable as ordinary income, and distributions from a Fund’s long-term capital gains are generally taxed as long-term capital gains. A return of capital distribution occurs when a Fund’s aggregate distributions during a taxable year exceed its current and accumulated earnings and profits. A return of capital is not taxable to the extent of your basis in your shares and thereafter is treated as capital gain. A return of capital distribution reduces your cost basis in your shares, and thus reduces any loss or increases any gain on a subsequent sale of your shares. Long-term capital gain distributions generally may be taxed for federal income tax purposes to noncorporate investors at long-term capital gain rates, which are generally lower than the rates applicable to ordinary income. A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Additional information can be found in the SAI.
Taxes on Transactions
Unless a transaction involves Fund shares held in a tax-advantaged account, the redemption of Fund shares, including sales and exchanges to other Funds, may also give rise to capital gains or losses. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year. Capital losses may be subject to limitations on their use.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Fund Details   77

Additional Tax Information (Continued)
Tax Withholding for IRAs
Federal Income Tax Withholding
Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount. The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.
State Income Tax Withholding
Mandatory: We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a state requiring mandatory withholding. Contact your tax advisor for the withholding amount, or see your state’s website for more information.
Voluntary: If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.
Backup Withholding
If (i) you fail to provide a correct taxpayer identification number or fail to certify that it is correct, (ii) you have under-reported dividend or interest income or (iii) you fail to certify that you are not subject to backup withholding, we are required by law to withhold a percentage (currently 24%) of all the distributions and redemption proceeds paid to you. We are also required to begin backup withholding if instructed by the IRS to do so.
Buying a Dividend
If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for federal income tax purposes.
Cost Basis Reporting
Mutual funds, or, if you purchase your shares through a financial intermediary, your financial intermediary, must report cost basis information to you and the IRS when you sell, redeem or exchange shares acquired, including through dividend reinvestment, on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds or a financial intermediary, as applicable, to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold, redeemed or exchanged. The transfer agent, Utlimus Fund Solutions, LLC (“Ultimus”), is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system it will be provided to you on your tax form.
The Funds’ default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, average cost will be used.
This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.
78   Fund Details

Shareholder Servicing and Distribution Payments

The Funds, Homestead Advisers, and Homestead Financial Services enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Shareholder servicing fees are for administrative services only and are not for services primarily intended to result in the sale of the Funds’ shares. These payments increase the Funds’ operating expenses and reduce their investment performance.
Homestead Advisers and Homestead Financial Services, out of their own resources, make payments to certain financial intermediaries for distribution and marketing services relating to the Funds. These payments, commonly referred to as “revenue sharing,” are not an additional charge to a Fund or its shareholders and are not reflected in the fees and expenses listed in the Funds’ expense tables in the Prospectus.
Fund Details   79

Financial Highlights

The Financial Highlights tables (pages 80 - 88) are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period since a Fund commenced operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report (Homestead Funds Trust; Homestead Funds, Inc.), which is available upon request. You may request this information, when it becomes available, at no charge by calling 800.285.3030 or visiting the Fund's website at homesteadfunds.com.
Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01(a,b)	—(a,b,c)	(—)(a,b,c)	0.01	0.01
Net realized and unrealized gain (loss) on investments	—(c)	—(c)	—	—	—
Total from investment operations	0.01(a)	—(a,c)	—(a,c)	0.01	0.01
Distributions
Net investment income	(0.01)	—(c)	—(c)	(0.01)	(0.01)
Net realized gain	—	—	—	—	—
Total distributions	(0.01)	—(a,c)	—(a,c)	(0.01)	(0.01)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.20%	0.01%	0.19%	1.43%	1.08%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$204,560	$179,589	$171,783	$162,835	$163,854
Ratio of net investment income to average net assets	1.24%(a,b)	0.01%(a,b)	0.17%(a,b)	1.42%	1.07%
Ratio of gross expenses before voluntary expense limitation to average net assets	0.59%	0.70%	0.78%	0.78%	0.74%
Ratio of expenses to average net assets	0.48%(a,b)	0.04%(a,b)	0.37%(a,b)	0.78%	0.74%

(a)
Effective August 14, 2009, Homestead Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield.  The temporary waiver continued through May 11, 2017 and April 20, 2020 through May 6, 2022.
(b)
Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by Homestead Advisers.
(c)
Less than $0.01 per share.
80   Financial Highlights

Financial Highlights
Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$5.21	$5.29	$5.21	$5.14	$5.15
Income from investment operations
Net investment income	0.06	0.02	0.03	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.34)	(0.08)	0.18	0.09	(0.01)
Total from investment operations	(0.28)	(0.06)	0.21	0.17	0.06
Distributions
Net investment income	(0.06)	(0.02)	(0.03)	(0.08)	(0.07)
Net realized gain	—	—	(0.10)	(0.02)	—(a)
Total distributions	(0.06)	(0.02)	(0.13)	(0.10)	(0.07)
Net Asset Value, End of Year	$4.87	$5.21	$5.29	$5.21	$5.14
Total Return	-5.41%	-1.18%	4.13%	3.36%	1.20%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$67,671	$77,512	$89,150	$71,516	$76,918
Ratio of net investment income to average net assets	1.16%(b)	0.32%(b)	0.58%(b)	1.52%(b)	1.37%(b)
Ratio of gross expenses before expense limitation to average net assets	0.80%	0.79%	0.81%	0.85%	0.82%
Ratio of expenses to average net assets	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)
Portfolio turnover rate	202%(c)	155%(c)	299%(c)	237%(c,d)	40%

(a)
Less than $0.01 per share.
(b)
Excludes expenses in excess of a 0.75% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)
Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(d)
The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
Financial Highlights   81

Financial Highlights
Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$5.19	$5.32	$5.23	$5.17	$5.19
Income from investment operations
Net investment income	0.08	0.02	0.05	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.38)	(0.08)	0.23	0.10	(0.02)
Total from investment operations	(0.30)	(0.06)	0.28	0.20	0.08
Distributions
Net investment income	(0.08)	(0.02)	(0.05)	(0.10)	(0.10)
Net realized gain	—	(0.05)	(0.14)	(0.04)	—(a)
Total distributions	(0.08)	(0.07)	(0.19)	(0.14)	(0.10)
Net Asset Value, End of Year	$4.81	$5.19	$5.32	$5.23	$5.17
Total Return	-5.72%	-1.11%	5.42%	3.90%	1.69%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$480,809	$565,306	$565,061	$548,312	$562,033
Ratio of net investment income to average net assets	1.66%	0.40%	0.92%	1.87%	2.02%
Ratio of expenses to average net assets	0.76%	0.79%	0.78%	0.79%	0.77%
Portfolio turnover rate	328%(b)	355%(b)	328%(b)	276%(b,c)	39%

(a)
Less than $0.01 per share.
(b)
Rate includes purchases and sales of long-term U.S. Treasury Bonds.
(c)
The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
82   Financial Highlights

Financial Highlights
Intermediate Bond Fund

	Year Ended December 31,			Period ended May 1, 2019 (inception) to December 31 , 2019
For a Share Outstanding Throughout Each Period	2022	2021	2020
Net Asset Value, Beginning of Period	$5.28	$5.41	$5.13	$5.00
Income from investment operations
Net investment income	0.10	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.80)	(0.13)	0.36	0.17
Total from investment operations	(0.70)	(0.06)	0.44	0.23
Distributions
Net investment income	(0.10)	(0.07)	(0.08)	(0.06)
Net realized gain	—	—	(0.08)	(0.04)
Total distributions	(0.10)	(0.07)	(0.16)	(0.10)
Net Asset Value, End of Period	$4.48	$5.28	$5.41	$5.13
Total Return	-13.38%	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data
Net assets, end of year (thousands)	$130,758	$151,336	$92,660	$23,845
Ratio of net investment income to average net assets	1.93%(b)	1.03%(b)	1.19%(b)	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	0.87%	0.91%	1.13%	2.49%(c)
Ratio of expenses to average net assets	0.80%(b)	0.80%(b)	0.80%(b)	0.80%(b,c)
Portfolio turnover rate	258%(d)	249%(d)	359%(d)	395%(d)

(a)
Aggregate total return for the period.
(b)
Excludes expenses in excess of a 0.80% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)
Annualized.
(d)
Rate includes purchases and sales of long-term U.S. Treasury Bonds.
Financial Highlights   83

Financial Highlights
Rural America Growth & Income Fund

	Year Ended December 31,	Period ended May 1, 2021 (inception) to December 31 ,
For a Share Outstanding Throughout Each Period	2022	2021
Net Asset Value, Beginning of Period	$10.42	$10.00
Income from investment operations
Net investment income	0.05	0.02
Net realized and unrealized gain (loss) on investments	(1.53)	0.44
Total from investment operations	(1.48)	0.46
Distributions
Net investment income	(0.05)	(0.02)
Net realized gain	—	(0.02)
Total distributions	(0.05)	(0.04)
Net Asset Value, End of Period	$8.89	$10.42
Total Return	-14.18%	4.58%(a)
Ratios/Supplemental Data
Net assets, end of year (thousands)	$7,199	$5,362
Ratio of net investment income to average net assets	0.70%(b)	0.44%(b,c)
Ratio of gross expenses before expense limitation to average net assets	2.85%	5.12%(c)
Ratio of expenses to average net assets	1.00%(b)	1.00%(b,c)
Portfolio turnover rate	44%(d)	9%

(a)
Aggregate total return for the period.
(b)
Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.
(c)
Annualized.
(d)
The change in the portfolio turnover rate from 2021 to 2022, is due to an increase in shareholder redemptions, resulting in more security sales.
84   Financial Highlights

Financial Highlights
Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$34.82	$27.78	$23.93	$18.67	$20.02
Income from investment operations
Net investment income	0.34	0.29	0.32	0.34	0.32
Net realized and unrealized gain (loss) on investments	(6.78)	7.50	3.92	5.39	(1.30)
Total from investment operations	(6.44)	7.79	4.24	5.73	(0.98)
Distributions
Net investment income	(0.34)	(0.30)	(0.31)	(0.38)	(0.37)
Net realized gain	(0.19)	(0.45)	(0.08)	(0.09)	—
Total distributions	(0.53)	(0.75)	(0.39)	(0.47)	(0.37)
Net Asset Value, End of Year	$27.85	$34.82	$27.78	$23.93	$18.67
Total Return	-18.50%	28.09%	17.80%	30.77%	-4.95%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$191,640	$241,756	$188,823	$170,951	$133,934
Ratio of net investment income to average net assets	1.12%	0.91%	1.30%	1.39%	1.39%
Ratio of expenses to average net assets	0.48%	0.50%	0.53%	0.59%	0.56%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)
Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors.
Financial Highlights   85

Financial Highlights
Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$54.33	$47.28	$51.51	$46.64	$55.26
Income from investment operations
Net investment income	0.68	0.63	0.66	0.83	0.91
Net realized and unrealized gain (loss) on investments	(3.84)	11.12	2.94	11.93	(4.39)
Total from investment operations	(3.16)	11.75	3.60	12.76	(3.48)
Distributions
Net investment income	(0.68)	(0.64)	(0.66)	(0.83)	(0.91)
Net realized gain	(4.20)	(4.06)	(7.17)	(7.06)	(4.23)
Total distributions	(4.88)	(4.70)	(7.83)	(7.89)	(5.14)
Net Asset Value, End of Year	$46.29	$54.33	$47.28	$51.51	$46.64
Total Return	-5.50%	25.07%	7.61%	27.69%	-6.36%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$925,133	$1,048,264	$928,744	$992,108	$875,266
Ratio of net investment income to average net assets	1.42%	1.14%	1.35%	1.53%	1.55%
Ratio of expenses to average net assets	0.62%	0.63%	0.65%	0.66%	0.60%
Portfolio turnover rate	10%	9%	22%	17%(a)	1%

(a)
The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
86   Financial Highlights

Financial Highlights
Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$16.66	$15.56	$11.78	$9.68	$10.36
Income from investment operations
Net investment income (loss)	—	(0.08)	(—)	(—)	0.02
Net realized and unrealized gain (loss) on investments	(5.55)	2.70	4.52	2.73	0.41
Total from investment operations	(5.55)	2.62	4.52	2.73	0.43
Distributions
Net investment income	—	—	—	—	(0.02)
Net realized gain	(0.71)	(1.52)	(0.74)	(0.63)	(1.09)
Total distributions	(0.71)	(1.52)	(0.74)	(0.63)	(1.11)
Net Asset Value, End of Year	$10.40	$16.66	$15.56	$11.78	$9.68
Total Return	-33.45%	17.13%	38.65%	28.36%	3.96%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$234,678	$379,264	$319,660	$243,548	$194,467
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.50)%	(0.46)%	(0.14)%	0.14%
Ratio of expenses to average net assets	0.83%	0.84%	0.89%	0.93%	0.86%
Portfolio turnover rate	23%	26%	23%	29%	34%
Financial Highlights   87

Financial Highlights
International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$11.52	$10.84	$8.99	$7.28	$8.49
Income from investment operations
Net investment income	0.19	0.13	0.06	0.12	0.12
Net realized and unrealized gain (loss) on investments	(2.40)	1.07	1.86	1.69	(1.20)
Total from investment operations	(2.21)	1.20	1.92	1.81	(1.08)
Distributions
Net investment income	(0.18)	(0.12)	(0.07)	(0.10)	(0.13)
Net realized gain	(0.27)	(0.40)	—	—	—
Total distributions	(0.45)	(0.52)	(0.07)	(0.10)	(0.13)
Net Asset Value, End of Year	$8.86	$11.52	$10.84	$8.99	$7.28
Total Return	-19.13%	11.09%	21.34%	24.83%	-12.74%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$82,091	$103,285	$91,541	$78,775	$66,082
Ratio of net investment income to average net assets	1.97%(a)	1.07%(a)	0.65%(a)	1.29%(a)	1.39%(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.16%	1.19%	1.24%	1.30%	1.23%
Ratio of expenses to average net assets	1.00%(a)	1.00%(a)	0.99%(a)	0.99%(a)	0.99%(a)
Portfolio turnover rate	13%	13%	15%	27%	16%

(a)
Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023. Prior to May 1, 2021, the actual contractual expense limitation was 0.99%.
88   Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$28.72	$28.36	$26.25	$25.57	$44.11
Income from investment operations
Net investment income	(—)	0.12	(—)	0.18	0.15
Net realized and unrealized gain (loss) on investments	(4.87)	5.53	5.70	5.42	(11.45)
Total from investment operations	(4.87)	5.65	5.70	5.60	(11.30)
Distributions
Net investment income	—(a)	(0.12)	—(a)	(0.18)	(0.15)
Net realized gain	(1.16)	(5.17)	(3.59)	(4.74)	(7.09)
Total distributions	(1.16)	(5.29)	(3.59)	(4.92)	(7.24)
Net Asset Value, End of Year	$22.69	$28.72	$28.36	$26.25	$25.57
Total Return	-16.91%	20.68%	22.08%	22.16%	-26.18%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$240,345	$314,019	$286,538	$332,450	$486,993
Ratio of net investment income (loss) to average net assets	0.01%	0.36%	(0.16)%	0.54%	0.26%
Ratio of expenses to average net assets	1.05%	1.06%	1.12%	1.05%	0.90%
Portfolio turnover rate	16%	24%	18%	38%(b)	5%

(a)
Less than $0.01 per share.
(b)
The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
Financial Highlights   89

Account Transactions

Investing Directly with Homestead Funds
You pay no commissions when you buy, sell or exchange shares directly with Homestead Funds.
The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.
Who May Buy Shares
Homestead Funds’ shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.
Anti-money Laundering Program
The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds’ anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.
When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.
As discussed above, foreign investors may not purchase Homestead Funds.
If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “Acceptable Forms of Payment,” we cannot accept any forms of payment where the investor is not clearly identified.
How to Open an Account
You may open an account with Homestead Funds by mail or online, or through a financial intermediary, as described in the “Investing Through a Financial Intermediary” section.
By Mail
Send a completed account application and, if applicable, an initial investment check, as described below to:
Homestead Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Online
Go to homesteadfunds.com and click on “Open an Account”. Follow the instructions online. Online purchases are made by Automated Clearing House ("ACH") transfer. In order to purchase shares online, you must add valid bank instructions during the account setup process. Please be aware that this option is not available for all account types.
How to Buy Shares
You may buy shares by mail, phone, online, through an automatic investment plan or a financial intermediary, as described in the “Investing Through a Financial Intermediary” section.
You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to “Homestead Funds” or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. If you choose to purchase by Fedwire please call us at 800.258.3030 to obtain wiring instructions and to notify the Fund of your incoming Fedwire. An ACH transfer usually takes two to three business days. Please note, there is a daily ACH transfer maximum of $100,000. Cooperative accounts registered to NRECA member systems are exempt from this maximum. See “Acceptable Forms of Payment” for more information on payment methods. If you choose payroll deduction to fund your account, you can download payroll deduction instructions during the online account opening process or we will mail you instructions after you open your account.
Initial Investment
For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for shareholders who elect to participate in an Automatic Investment Plan. For further information on setting up an
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Automatic Investment Plan, see “Subsequent Investment” below.
Subsequent Investment
No minimum investment amount.
By Mail
Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:
Homestead Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Be sure to write your account number on the check and tell us which Funds you are investing in or use our Deposit Form available at homesteadfunds.com.
By Phone
Call us at 800.258.3030 to purchase shares by ACH or for instructions to purchase shares by Fedwire. In order to purchase shares by phone, your account information must include valid bank instructions and you must have elected to have telephone transaction privileges.
Online
Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. In order to purchase shares online, your account information must include valid bank instructions. This service is not available for all account types.
Through an Automatic Investment Plan
You may choose to contribute funds to your account at regular intervals by participating in an Automatic Investment Plan. For new accounts, complete the “Automatic Investment Plan” section on the account application, or you may add this option online during the account opening process. For existing accounts, log into your account online and follow the instructions to add an Automatic Investment Plan, or use the “Automatic Transaction Signup Form”. In order to participate in an Automatic Investment Plan, your account information must include valid bank instructions. You may also participate using payroll deduction.
How to Exchange Shares
You can exchange your shares in a Fund for shares of another Homestead Fund (if available). An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event for federal income tax purposes.
By Mail
Send a letter of instruction to:
Homestead Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange.
By Phone
Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts or between Funds in the same account.
Online
Log on to your account at homesteadfunds.com. Online exchanges can be made only between Funds in the same account. This service is not available for all account types.
How to Sell Shares
You may sell shares by mail, phone, online or by check, or through a financial intermediary, as described in the “Investing Through a Financial Intermediary” section.
The Funds typically seek to send out redemption proceeds on the next business day after the redemption request is received in good order. Redemption proceeds can be sent by check to the account address of record or deposited directly in your bank account. If requesting redemption proceeds by check, you can generally expect to receive the proceeds in seven to ten days. If redemption proceeds will be deposited directly to your bank account, you can expect to receive the proceeds the next business day for Fedwire and in two to three days for ACH. Please note, there is a daily ACH transfer maximum of $100,000. Cooperative accounts registered to NRECA member systems are exempt from this maximum. It is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. We charge a fee of $15 to send a Fedwire and no fee to send an ACH transfer. We can send a redemption check by overnight delivery. A fee will be assessed for shipping. You will not receive interest on uncashed redemption checks.
Homestead Advisers expects to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements.
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To the extent consistent with applicable laws and regulations, a variety of other measures, such as redemptions in kind (i.e., payment in portfolio securities rather than cash), may also be used to honor redemptions. In kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Any in kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund's net asset value. Homestead Advisers does not expect to honor redemption requests in kind regularly, but reserves the right to do so. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. Once distributed in kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs, taxes or other expenses involved in liquidating securities received in an in kind redemption will be borne by the redeeming investor. For information regarding procedures for in kind redemptions, please contact invest@homesteadfunds.com.
The Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund have committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund's net assets measured as of the beginning of such 90-day period.
Homestead Advisers expects to use the resources and measures discussed above, amongst others, to meet redemption requests in regular and stressed market conditions.
By Mail
Send a letter of instruction to:
Homestead Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See “FUND DETAILS—Additional Tax Information” for more details. If you are under age 59 ½ and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.
A signature guarantee is typically required if you are redeeming more than $50,000 in one day from any one Fund in any one account excluding tax withholding. Accounts registered to NRECA or any of its subsidiaries or related parties, including Homestead Advisers and Homestead Financial Services Corp., and cooperative accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”
By Phone
Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. If you are redeeming from an IRA account, you will be asked for your tax withholding election.
Online
Log on to your account at homesteadfunds.com. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. This service is not available for all account types. If you are redeeming from an IRA account, federal income tax withholding will apply unless you request no withholding. State income tax withholding may also apply.
Acceptable Forms of Payment
Personal and Business Checks
Checks must be written in U.S. dollars, made payable directly to “Homestead Funds” and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead’s anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks and bearer bonds.
Fedwires and ACH Transfers
Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Please note, there is a daily ACH transfer maximum of $100,000. Cooperative accounts registered to NRECA member systems are exempt from this maximum. Typically, shareholders provide this when they complete an account
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application. Please contact us for instructions on doing a Fedwire purchase.
Homestead Funds and its distributor, Homestead Financial Services Corp., reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check or ACH transfer does not clear (and, therefore, we are required to redeem your account), we may assess a return fee and you will be responsible for any loss the Funds incur.
Determination of “Good Order”
Determination of “Good Order”—Purchases
Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent in good order. To be considered in “good order” your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction’s specific requirements.
Determination of “Good Order”—Other Transactions
For exchanges and redemptions, a request must include, among other things, the exact name in which the shares are registered, the account number, the number of shares, the dollar amount of shares or a percentage of shares to be redeemed or exchanged, and, for written requests, a signature matching the account registration, together with any other materials or information required by a Fund, the Fund’s transfer agent or any other agents duly appointed for that purpose.
How We Handle Incomplete Instructions
If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.
Clearing Period for Purchases
If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 business days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”
Investing Through a Financial Intermediary
You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:
•
minimum investment requirements
•
exchange policies
•
Fund choices
•
cutoff time for investments
•
trading restrictions
In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, Homestead Advisers or the Funds’ distributor, Homestead Financial Services, Corp. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.
Contact your financial intermediary for a complete description of its fees, policies and procedures.
Homestead Funds and its distributor, Homestead Financial Services, Corp., have authorized certain financial intermediaries to accept orders on the Funds’ behalf. In such cases, orders must be received in good order and accepted by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.
Financial intermediaries are responsible for providing transaction confirmations to their customers. Customers of financial intermediaries should contact their financial intermediary should they not receive a confirmation or have an error on their transaction.
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Important Addresses and Phone Numbers
Send transaction instructions and account inquiries to:
Regular Mail
Homestead Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Overnight Mail
Homestead Funds
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Send requests for general Fund information and sales literature to:
Homestead Funds
4301 Wilson Boulevard, INV8-305
Arlington, VA 22203
Attention: Investments Division
To reach a Homestead Funds client service associate by phone, call:
800.258.3030
Shareholders are responsible for confirming receipt. Please call to confirm.
Homestead Funds’ website can be found at homesteadfunds.com.
24-hour, Automated Telephone Service
To hear a recording of the Funds’ most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.
Days and Hours of Operation
You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.
Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. See "When Transactions Are Priced" for more information.
Account Statements
Confirmation  We send a confirmation statement when you open an account or buy or sell shares. We send a confirmation letter when you perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan, or Fund distribution.
Account Statement We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.
Statement Requests If you misplace documents needed for tax preparation or other purposes, we can send copies or you can log in at homesteadfunds.com to retrieve the documents online. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004. We may not be able to produce statements or transcripts for years prior to 2000.
Fund Reports
Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.
The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address. For annual and semi-annual reports, we will send you a notification mailer that the respective report is available online. Instructions to request that a printed version be mailed to you going forward will be included in the notification mailer.
Electronic Document Delivery
Shareholders can choose to receive some communications, including transaction confirmations, Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.
Original and Legal Documents
Due to privacy concerns, Ultimus, Homestead Funds’ transfer agent, generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.
Telephone Transaction Privileges
We can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030). See “Account Transactions” for transaction instructions.
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How to Authorize  We will act on your instructions to buy, exchange or sell shares by phone, unless you opt out of these services on your Account Application. If you opt out of the services when you establish your account, you can add them later by completing an Account Services Form.
Daily Redemption Limit  Redemptions made by phone are limited to $50,000 or less, excluding tax withholding, per day from any one Fund in any one account. For redemptions of more than $50,000 in one day excluding tax withholding, a signature guarantee is required. See “Signature Authentication” below for more information.
Busy Periods We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.
Safeguards and Limits to Liability Homestead Funds and Ultimus, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.
Automatic Investment/Exchange/Redemption Plans
To participate in any of these programs, complete an Automatic Transactions Sign-Up Form.
Automatic Investment (By ACH Transfer) You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.
Automatic Investment (By Payroll Deduction) You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.
Automatic Exchange You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly, quarterly, semi-annually or annually.
Systematic Withdrawal You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.
For IRAs If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59½ or older. Please contact us if you have special circumstances.
Types of Accounts
Account applications are available online at homesteadfunds.com or call us at 800.258.3030.
Regular Accounts You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.
Retirement Accounts You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.
Coverdell Education Savings Accounts You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.
Employer-Sponsored Plans Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.
Uncashed Check Policy
If a check remains uncashed on your account for more than 120 days, we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.
If any check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In
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addition, your participation in a systematic withdrawal plan (SWP) will be terminated if a check resulting from the SWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop SWPs on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that have reached the applicable age for RMDs.
Escheatment
Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.
State Inactivity Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as you calling to speak with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. State inactivity regulations do change frequently. Check your state’s escheatment guidelines for the most current information. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call
800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact and change their requirements periodically. Check with your state of residence for specifics.
Returned Mail If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state’s escheatment laws, we will be required to transfer your account assets to your state of residence.
Uncashed Checks If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.
UGMA/UTMA Age of Custodial Termination Policy
When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), distributions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.
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When Transactions Are Priced
Investments, exchanges and redemptions received in “good order” will be priced at the NAV next calculated after the Fund receives and accepts the order. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy or redeem shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought or sold at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.
How Fund Prices Are Determined
Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.
When Calculated
Each Fund’s net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET) (“Valuation Time”). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.
Valuation Methodology
The Board has designated Homestead Advisers as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities (“Valuation Procedures”). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.
The Daily Income Fund’s net asset value is expected to be a stable $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
Domestic and foreign equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.
Signature Authentication
This section describes Homestead Funds’ Medallion Stamp Signature Guarantee. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.
For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by a Medallion Stamp Signature Guarantee. The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed
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by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.
Homestead Funds may require a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a Medallion Stamp Signature Guarantee.
Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including Homestead Advisers and Homestead Financial Services Corp., are exempt from this requirement.
Financial Transactions
Medallion Stamp Signature Guarantees are typically required for certain financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp.
Examples include when you:
•
Send written instructions to redeem amounts of more than $50,000 in one day from any one Fund in any one account, excluding tax withholding. Exception: Cooperative accounts registered to NRECA member systems are exempt from this requirement.
•
Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.
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Instruct us to make a redemption check payable to someone other than the account owner of record. Exception: Upon receipt of a completed “Qualified Charitable Distribution” form, you may request that a distribution be made payable to a charity if the redemption is $10,000 or less per account, per transaction. The check must be mailed to the address of record.
•
Request a redemption with proceeds to be sent by check within 30 days of having made an address change.
•
Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.
•
Instruct us to add or change bank account information and request a redemption to the new bank account information within 15 calendar days of the addition or change.
•
Instruct us to transfer assets between differently registered accounts, except for the following types of exchanges:
–
Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.
–
Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.
–
Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.
•
Change your account registration (for example, from a jointly registered account to an individually registered account).
•
Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).
Requirements for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems
Generally the Homestead Funds requires the signature of only one account signer on file with the Homestead Funds. Large account distributions may require the signature of all signers on file.
A Medallion Stamp Signature Guarantee is required when you:
•
Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).
•
Request a redemption with proceeds to be sent by check within 30 days of having made an address change.
Minimum Account Size
This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.
Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.
Market Timing Policies and Procedures
Frequent trading of Fund shares may result from an effort by a shareholder to engage in “market timing” and may increase the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Funds’ portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.
98   Account Management and Services

Fund Pricing, Policies and Fees (Continued)
Homestead Funds discourages short-term trading, and the Funds’ Board has adopted policies and procedures to detect and prevent frequent trading that is harmful to any Fund or to the Funds’ shareholders. Pursuant to the procedures, Homestead Advisers monitors trading activity in the Rural America Growth & Income Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund to determine whether any shareholder (i) made three changes of direction within 30 days in one of these Funds, or (ii) otherwise reflects activity that, in the sole judgement of Homestead Advisers, could be harmful to a Fund or its shareholders. A change of direction is characterized as a “purchase followed by a sell” or a “sell followed by a purchase.” If Homestead Advisers determines that a shareholder account has made three changes of direction within 30 days (and such activity is not otherwise exempt for purposes of monitoring for frequent trading) and/or if Homestead Advisers believes, in its sole judgment, that a shareholder is engaging in trading activity that could be harmful to a Fund or its shareholders, Homestead Advisers shall consider appropriate measures with respect to such account, including without limitation:
•
Suspending, delaying, rejecting, limiting, imposing other conditions on, or otherwise restricting additional purchase or exchange orders in the relevant account and all related accounts for any period of time, or permanently, as determined by Homestead Advisers;
•
Issuing a notification of the violation to the shareholder;
•
Closing the account;
•
If the account is held through a financial intermediary, requesting the financial intermediary to limit, impose other conditions on, or otherwise restrict trades in the Funds by such underlying shareholder account, or, if determined necessary by Homestead Advisers, in its sole discretion, terminating any selling agreement with such financial intermediary.
Homestead Funds and Homestead Advisers may rely on the Fund's service providers to monitor for abusive short-term trading activities.
Homestead Funds recognizes that Homestead Advisers may not always be able to detect or prevent market timing activity or other trading activity that may be harmful to the Funds or their shareholders and may, at times, prohibit transactions that are not motivated by a desire to engage in market timing. For example, the ability of Homestead Advisers to monitor trades that are placed through a financial intermediary is limited because the financial intermediary maintains the record of the underlying shareholders and their trading activity.
This policy does not apply to transactions into and out of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, and Intermediate Bond Fund. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. However, for the purposes of determining changes in direction in equity funds, exchanges to and from the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund and Intermediate Bond Fund will be monitored.
Also, this policy does not apply to transactions that are a result of:
•
Reinvestment of Fund distributions (dividends and capital gains).
•
Automated investment, exchange or withdrawal plans.
•
Trade Corrections.
•
Death or disability.
•
Required minimum distributions.
•
Automatic rebalances.
•
Termination distributions, involuntary distributions, loans and excess contributions from defined contribution plans.
•
Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.
Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans and trust companies, are asked to enforce the Funds’ policies to discourage short-term trading and market timing by investors. However, certain intermediaries that offer Fund shares may be unable to enforce the Funds’ policies on an automated basis. In those instances, the Funds will monitor trading activity of the intermediary to detect potential patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies if Homestead Advisers determines that the intermediary’s policies meet the same objectives as the Funds’ policies.
These measures are intended to deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.
The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.
IRA and Education Savings Account Annual Maintenance Fee
The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account
Account Management and Services   99

Fund Pricing, Policies and Fees (Continued)
maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.
A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.
100   Account Management and Services

Homestead Privacy Policy
Revised March 2023

This privacy notice applies to the treatment of customer’s personal information collected and processed by or on behalf of the Homestead Funds.
FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•Social Security number
•income
•account balances
•transaction history
•investment experience
•risk tolerance
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Homestead Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	No
For our affiliates to market to you—such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No
Sale of all or part of our business or any of our funds	Yes	No
As required by law	Yes	No
To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com

Privacy Policy   101

Homestead Privacy Policy | Revised March 2023 (Continued)

Who we are
Who is providing this notice?	Homestead Funds, Inc. Homestead Funds Trust
What we do
How does Homestead Funds protect my personal information?
We are committed to safeguarding and protecting your personal data and we maintain appropriate security measures to protect your personal data from improper, unauthorized, unlawful or accidental disclosure, destruction, alteration, use, access, loss or damage. Our computer system security standards include but are not limited to: monitoring security systems; updating firewalls, security patches, anti-virus, and anti-malware software; training employees on firm policies; and multi-factor authentication. To protect your personal data, we permit access only by authorized employees who need access to that information in order to perform their jobs. No security is foolproof, and we ask you to notify us as soon as possible if you believe your account, username or password have been lost, stolen or misused.

How does Homestead Funds collect my personal information?	We collect your personal information, for example, when you
•open an account
•buy securities from us
•give us your income information
•provide account information
•give us your contact information
We do not collect personal information from others.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
•sharing for affiliates’ everyday business purposes – information about your creditworthiness
•affiliates from using information to market to you
•sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies and nonfinancial companies, such as:
•Homestead Advisers Corp.
•Homestead Financial Services Corp.
•National Rural Electric Cooperative Association
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
102   Privacy Policy

Homestead Privacy Policy | Revised March 2023 (Continued)
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Homestead Funds doesn’t jointly market.
Privacy Policy   103

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For More Information
The SAI provides more detailed information about the Funds, and is incorporated by reference into this prospectus.
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 800.258.3030. The Funds’ SAI and annual and semi-annual reports also are available online, free of charge, at homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.
Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at sec.gov.
Electronic Document Delivery
Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.
For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com | 800.258.3030 | 4301 Wilson Boulevard | Arlington, VA | 22203
Investment Company Act File Nos. 811-06136 and 811-23429
ULTI0124

HOMESTEAD FUNDS, INC.
Homestead Funds Trust
4301 Wilson Boulevard Arlington, VA 22203
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Rural America Growth & Income Fund (HRRLX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
International Equity Fund (HISIX)
Small-Company Stock Fund (HSCSX)
Statement Of Additional Information
May 1, 2023
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. and Homestead Funds Trust (collectively “Homestead Funds”) dated May 1, 2023, as supplemented from time to time, which may be obtained by contacting Homestead Funds at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report (with respect to Homestead Funds, Inc. and Homestead Funds Trust) are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

General Information and History
Homestead Funds, Inc. (the “Corporation”) is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the “Trust”) is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”), as an open-end management investment company, commonly known as a “mutual fund.” The Corporation and the Trust are collectively referred to herein as the “Homestead Funds.”
Homestead Funds, Inc. currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the International Equity Fund, and the Small-Company Stock Fund each of which represents a separate series of capital stock in Homestead Funds, Inc. having different investment objectives, strategies, policies and restrictions. The Trust currently consists of two portfolios, the Rural America Growth & Income Fund and the Intermediate Bond Fund, each of which represents a separate series of share of beneficial interest of the Trust. All of the Funds are diversified for purposes of the 1940 Act. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund also is referred to as the “Index Fund.” The Board of Directors of the Corporation and Board of Trustees of the Trust are referred to collectively as the “Board.”
All of the Funds, except the Stock Index Fund, are advised and managed by Homestead Advisers Corp. (“Homestead Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. Homestead Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 48 states. Prior to May 1, 2022, Homestead Advisers was named “RE Advisers Corporation.”
The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio (“MIP” or the “Master Trust”). The Master Portfolio is managed by BlackRock Fund Advisors (“BFA”). BFA is a wholly-owned subsidiary of BlackRock, Inc.
Under the overall supervision of Homestead Advisers and the Homestead Funds’ Board of Directors, the Daily Income Fund is subadvised by Invesco Advisers, Inc. (“Invesco”), the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Equity Fund is subadvised by Harding Loevner LP (“Harding Loevner”).
Investment Restrictions
Fundamental Investment Restrictions
The investment restrictions described below have been adopted as fundamental investment policies of the Funds as noted below. Such fundamental investment policies may be changed only with the vote of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.
Each Fund, except the Intermediate Bond Fund and International Equity Fund, may not:
(1) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate its investments in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.
The Intermediate Bond Fund may not:
(2) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), except that the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.
The International Equity Fund may not:
(3) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.
Each Fund may not:
(4) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.
(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
(8) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
Each Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:
(9) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.
All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.
For purposes of applying the terms of the policy in paragraph (2) above related to the Intermediate Bond Fund, mortgage-related assets means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
Fundamental Investment Restrictions of the Master Portfolio
The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests.
The Master Portfolio may not:
(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit the Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.
(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.
(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.
(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(8) Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.
Notations Regarding the Master Portfolio’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Master Portfolio’s fundamental investment restrictions and are subject to change without shareholder approval.
While certain swaps are now considered commodity interests for purposes of the Commodity Exchange Act and the rules thereunder, at the time of the Master Portfolio’s adoption of fundamental investment restriction no. 7 above, many swaps were treated as securities for purposes of the Master Portfolio’s compliance with applicable law. Accordingly, fundamental investment restriction no. 7 above is being interpreted to permit the Master Portfolio to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indices and currencies, but not to engage in transactions in swaps or options on swaps related to physical commodities, such as oil or metals.
With respect to fundamental investment restriction no. 3 above, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. In addition, the Master Portfolio has received an exemptive order from the SEC permitting borrowing through the Interfund Lending Program (discussed below), subject to the conditions of the exemptive order. With respect to fundamental investment restriction no. 4 above, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.
Non-Fundamental Investment Restrictions of the Master Portfolio
The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies:
(1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.
(2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.
(3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
(4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
(5) The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board of the Homestead Funds without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.
Description of Certain Investments and Strategies
All Funds Except The Stock Index Fund
This section describes the common types of investments and management practices applicable to all Funds except the Stock Index Fund. Accordingly, references to a “Fund” or the “Funds” in this section do not include the Stock Index Fund. A description of investment strategies and risks applicable to the Stock Index Fund (through its investment of all of its investable assets in the Master Portfolio) appears under the heading “Stock Index Fund Only” below.
The Funds’ Prospectus describes the Funds’ principal investment strategies.
The following provides information that supplements the information provided in the Funds’ Prospectus and describes certain types of investments that may be made by a Fund, as well as certain investment strategies that a Fund may use. The tables below show the types of instruments and transactions in which the Funds may invest and/or engage, in addition and subject to the Funds’ principal investment strategies set forth in the Funds’ Prospectus. The Funds may, but will not necessarily, engage in any of the investment practices described below. In making its investment decisions for a Fund, Homestead Advisers may consider, where appropriate, the alignment of potential portfolio investments with the interests of NRECA’s member cooperatives, in addition to the interests of Fund shareholders.
Investment Strategies	Daily Income Fund	Short- Term Government Securities Fund	Short- Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Value Fund	Growth Fund	International Equity Fund	Small- Company Stock Fund
Money Market Instruments	X	X	X	X	X	X	X	X	X
Funding Agreements	X	X	X	X	X	X	X	X	X
Extendible Commercial Notes	X	X	X	X	X	X	X	X	X
Participation Interests	X	X	X	X	X	X	X	X	X
Bank and Savings and Loan Obligations		X(1)(2)	X(1)(2)	X(1)(2)	X(1)(2)	X(1)(2)	X(1)(2)	X(2)	X(1)(2)
Commercial Paper and Other Short- Term Corporate Debt Instruments		X	X	X	X	X	X	X	X

Investment Strategies	Daily Income Fund	Short- Term Government Securities Fund	Short- Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Value Fund	Growth Fund	International Equity Fund	Small- Company Stock Fund
Repurchase Agreements	X(3)(4)	X(4)(5)	X(4)	X(4)	X(4)	X(4)	X(17)	X(4)	X(4)
Reverse Repurchase Agreements		X	X	X	X	X	X	X	X
Debt Securities	X	X	X	X	X	X	X	X	X
Variable And Floating Rate Securities	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X	X	X
Municipal Securities		X	X	X	X	X	X	X	X
Unrated, Downgraded and Below Investment Grade Investments	X(6)	X	X	X	X	X	X	X	X
Loans, Assignments, and Participations					X
Mortgage- Backed and Asset- Backed Debt Securities	X(7)	X	X	X	X
Mortgage Pass- Through Securities	X(7)	X	X	X	X
Collateralized Mortgage Obligations	X(7)	X	X	X	X
Other Mortgage- Related Securities	X(7)	X	X	X	X
Asset- Backed Securities	X(7)	X	X	X	X

Investment Strategies	Daily Income Fund	Short- Term Government Securities Fund	Short- Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Value Fund	Growth Fund	International Equity Fund	Small- Company Stock Fund
Forward Commitments and Dollar Rolls				X	X
Convertible Securities		X	X	X	X	X	X	X	X
Warrants and Rights	X(8)	X(8)	X(9)	X(9)	X(9)	X(9)	X(18)	X(9)	X(9)
Equity Securities			X	X	X	X	X	X	X
Illiquid Securities	X(10)	X(11)	X(11)	X(11)	X(11)	X(11)	X(11)	X(11)	X(11)
Restricted Securities		X	X	X	X	X	X	X	X
When- Issued Securities	X	X	X	X	X	X	X	X	X
Participation Certificates	X	X	X	X	X	X	X	X	X
Investment Companies and Exchange- Traded Funds	X(12)	X	X	X	X	X	X	X	X
Technology Securities		X	X	X	X	X	X	X	X
Health Care Securities		X	X	X	X	X	X	X	X
Financial Sector	X	X	X	X	X	X	X	X	X
Loans of Portfolio Securities	X	X	X	X	X	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X
Securities of Foreign Issuers	X(13)(14)	X(13)(14)(15)	X(13)	X(13)	X(13)	X	X(19)	X(20)	X(13)
U.S. Dollar- Denominated Securities of Foreign Issuers	X	X(15)(16)	X	X	X	X	X	X	X

Investment Strategies	Daily Income Fund	Short- Term Government Securities Fund	Short- Term Bond Fund	Intermediate Bond Fund	Rural America Growth & Income Fund	Value Fund	Growth Fund	International Equity Fund	Small- Company Stock Fund
ADRs, EDRs and GDRs			X	X	X	X	X	X	X
Yankee Securities	X(13)(14)	X(13)(14)(15)	X(13)	X(13)	X	X	X(19)	X(20)	X(13)
Eurodollar Securities	X(13)(14)	X(13)(14)(15)	X(13)	X(13)	X	X	X(19)	X(20)	X(13)
European Union	X(13)(14)	X(13)(14)(15)	X(13)	X(13)	X	X	X(19)	X(20)	X(13)
Participation Notes								X
Obligations of Foreign Governments, Supranational Entities and Banks	X	X	X	X	X	X	X	X	X
Initial Public Offerings					X	X	X		X
Real Estate Investment Trusts							X
Derivatives								X
(1)
The Fund will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
(2)
The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
(3)
The Fund may enter into repurchase agreements only if the underlying security is either a cash item or a government security (as defined in Section 12(a)(16) of the 1940 Act).
(4)
The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.
(5)
The Fund may not invest in repurchase agreements unless the underlying security of the repurchase agreement is a U.S. Government Security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government.
(6)
The Fund may invest in unrated Eligible Securities (as defined below under “Money Market Instruments”) to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act.
(7)
The Fund may invest in mortgage-backed and asset-backed debt securities only if they are government securities.
(8)
The Fund will not invest in warrants.
(9)
The Fund will limit investments in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets.
(10)
The Fund may not invest more than 5% of its net assets in illiquid securities.
(11)
The Fund may not invest more than 15% of its net assets in illiquid securities.

(12)
The Fund will not purchase shares of exchange-traded funds (“ETFs”), but it may purchase shares of other government money market funds.
(13)
The Fund may invest only in U.S. dollar-denominated securities.
(14)
The Fund may not invest in longer-term debt securities of foreign issuers (those with approximately two or more year maturities).
(15)
The Fund may not invest in U.S. dollar-denominated securities other than those that are guaranteed by the U.S. Government, including securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies.
(16)
The Fund may not purchase U.S. dollar-denominated money market instruments.
(17)
The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
(18)
The Fund will limit investments in warrants to no more than 10% of its total assets.
(19)
The Fund may invest in foreign securities so long as that investment does not exceed 10% of its net assets. For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers are defined as foreign securities.
(20)
The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies.
Money Market Instruments
Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.
Subject to the Daily Income Fund’s investment policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act, the Daily Income Fund may only invest in “Eligible Securities” for purposes of Rule 2a-7.
Generally, an Eligible Security is a security that has a remaining maturity of 397 days or less, with certain exceptions permitted by applicable regulations, that the Board, Homestead Advisers or Invesco has determined presents minimal credit risks to the Fund; is issued by a registered investment company that is a money market fund; or is a government security.
The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio, of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund’s investments is limited to 120 days or less. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, securities that will mature or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
While the Daily Income Fund’s Board may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.
Funding Agreements
When a Fund enters into a funding agreement, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR or a successor or substitute rate therefor, such as the Secured Overnight Financing Rate ("SOFR")). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. Guaranteed Investment Contracts (“GICs”) may be considered illiquid securities and therefore may be subject to any limitations on such investments described elsewhere in this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.
Extendible Commercial Notes
Extendible commercial notes (“ECNs”) are similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest (see “Mortgage Pass-Through Securities” below).
Bank and Savings and Loan Obligations
The Funds (except the Daily Income Fund) may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are typically no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there has historically not been an active secondary market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
The Funds, other than the International Equity Fund, will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
Commercial Paper and Other Short-Term Corporate Debt Instruments
The Funds (except the Daily Income Fund) may purchase commercial paper and other short-term corporate debt instruments. Commercial paper is short-term, debt obligations usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Non-convertible corporate debt securities with a remaining maturity of less than 13 months are generally liquid (and tend to become more liquid as their maturities lessen) and typically are traded as money market securities.

Repurchase Agreements
The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The underlying securities generally will consist only of high grade money market instruments.
With respect to the Daily Income Fund, the underlying security must be either a cash item or a government security (as defined in Section 2(a)(16) of the 1940 Act). With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on a Fund’s investment in illiquid and restricted securities.
The Funds will seek to assure that the value of the securities collateralizing all repurchase agreements (reduced by reasonable transaction costs that a Fund would incur in the event of default), will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. Such collateral will be in the actual constructive possession of the Funds’ custodian at all times. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by Homestead Advisers, Invesco, T. Rowe Price or Harding Loevner, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the adviser will evaluate the counterparty. Such standards are designed to reduce the risk that a counterparty will become involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.
Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
Reverse Repurchase Agreements
Each Fund, except for the Daily Income Fund, may enter into reverse repurchase agreements to the extent permissible under the 1940 Act and within the parameters of the Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve sales of portfolio securities by a Fund concurrently with an agreement by the Fund to repurchase the securities at a later date at a fixed price. Under the 1940 Act, reverse repurchase agreements may be viewed as the borrowing of money by a Fund and, therefore, a form of leverage, which may magnify any gains or losses for the Fund. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.
Debt Securities
The Funds may invest in debt securities, subject to their investment strategies and the restrictions below.
Variable And Floating Rate Securities. The Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, and Rural America Growth & Income Fund may invest in adjustable, variable and floating rate securities which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand.
Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. With respect to the Daily Income Fund, a government security that is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 calendar days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating rate security (see below) shall be deemed to have a remaining maturity of one day. A variable rate instrument that is not a government security and whose principal amount must be unconditionally paid in 397 calendar days or less is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that a floating rate investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
U.S. Government Securities. The Funds may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. These include the various types of instruments currently outstanding or which may be offered in the future. The U.S. Government does not guarantee the net asset value (“NAV”) of the Funds’ shares.
The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.
The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; (b) obligations of the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Student Loan Marketing Association, which are supported only by the credit of the instrumentality.
Because of the rising U.S. Government debt burden and potential limitations cause by the statutory debt ceiling, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience credit downgrades. In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and a fund. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt.
Municipal Securities. The Funds (except for the Daily Income Fund) may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities to raise money for public purposes. They include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value. Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.
Municipal securities may include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico's ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. In May 2017, Puerto Rico filed in U.S. federal court to commence a debt restructuring process similar to that of a traditional municipal bankruptcy under a new federal law for insolvent U.S. territories, called Promesa, which, among other things, established the Financial and Oversight Management Board (FOMB) to oversee Puerto Rico’s financial operations and provide a legal framework for debt restructuring. However, Puerto Rico's case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico's debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, FOMB separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority, Puerto Rico

Sales Tax Financing Corporation (COFINA), Puerto Rico Electric and Power Authority and Employee Retirement System. On February 4, 2019, the United District Court for the District of Puerto Rico approved a plan to restructure $17.6 billion of COFINA-issued debt. In March 2022, the FOMB announced the effectiveness of a plan of adjustment, which reduces debt service by cutting $33 billion of liabilities to $7 billion of new bonds and $10 billion in cash payments. Pursuant to the plan of adjustment, annual debt service will decrease from a maximum of $3.9 billion to $1.15 billion each year. The plan of adjustment does not cover the debt of certain other Puerto Rico instrumentalities, including the Puerto Rico Electric Power Authority and the Highway Transportation Authority. For debt not covered by the plan of adjustment, further legislation by the U.S. Congress, actions by the FOMB, or court approval of a debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rico municipal securities. To the extent a Fund invests in these securities, such developments could adversely impact the Fund's performance. The risk of investing in a Fund is directly correlated to the Fund’s investment exposures.
Unrated, Downgraded and Below Investment Grade Investments. The Funds may invest in unrated, downgraded and below-investment grade instruments within the parameters of the applicable Fund’s investment objectives, strategies, policies and restrictions. For purposes of a Fund’s rating restrictions, if securities are rated by two or more rating agencies, the higher rating is used. The Daily Income Fund may invest in unrated Eligible Securities to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7. See “Money Market Instruments,” above.
Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund interests. Low rated and unrated low quality debt may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
LIBOR. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The U.K. Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), ceased publishing 24 of the 35 LIBOR settings since January 1, 2022 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Bank working groups and regulators in various countries have suggested other alternatives for their markets, including the Sterling Overnight Index Average (SONIA) rate in England. On December 16, 2022 the U.S. Federal Reserve adopted a final rule to implement the Secured Overnight Financing Rate (SOFR) to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund's performance or NAV.
Loans, Assignments, and Participations
The Rural America Growth & Income Fund may acquire or invest in loans made by others. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans.
Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, Homestead Advisers will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Homestead Advisers’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on the Homestead Advisers’ or the original lending institution’s credit analysis of the borrower.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Homestead Advisers believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Homestead Advisers will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Fund’s limitations on investment in illiquid securities.
Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.
From time to time, loans or assignment or participation interests therein acquired by the Fund, or to which the Fund may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
In managing the Fund, Homestead Advisers may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of Homestead Advisers’ clients, including, potentially, the Fund, from trading in securities it holds or in which it may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such

Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, Homestead Advisers’ ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, Homestead Advisers may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by Homestead Advisers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, Homestead Advisers may create information walls around persons having access to the Confidential Information to limit the restrictions on others at Homestead Advisers. Those measures could impair the ability of those persons to assist in managing the Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. Homestead Advisers may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If Homestead Advisers intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.
Lending Fees. In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.
Borrower Covenants. A borrower under a loan may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.
Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.
Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment

Mortgage-Backed and Asset-Backed Debt Securities
The Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Intermediate Bond Fund and the Rural America Growth & Income Fund may invest in mortgage-backed and asset-backed securities. The Daily Income Fund can invest in such securities only if they are government securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. In addition, there are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.
The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.
FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. Since the conservatorship began, the U.S. Treasury has at various intervals contributed capital to FNMA and FHMLC in order for them to remain solvent. The FHFA has also periodically updated the lending rules for FMNA and FHMLC by changing the required levels of capitalization, limiting higher risk lending activities, and providing small lender protections. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

FNMA and FHLMC may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA and FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s or the Intermediate Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
The Short-Term Bond Fund and Intermediate Bond Fund may buy mortgage pass-through securities without insurance or guarantees if Homestead Advisers determines that the securities otherwise meet the Fund’s quality standards.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FHLMC or FNMA certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities. Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.
Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.
Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk or insolvency of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.
Forward Commitments and Dollar Rolls
The Intermediate Bond Fund and Rural America Growth & Income Fund (each such Fund in this section, the "Fund") may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Homestead Advisers deems it appropriate to do so. the Fund may realize short-term profits or losses upon the sale of forward commitments.
The Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. the Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.
The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.
Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.
Convertible Securities
Each Fund, except for the Daily Income Fund, may from time to time purchase convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) within a particular period of time at a stated exchange ratio. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Before conversion, convertible securities ordinarily provide a stable stream of income, with generally higher yields than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion.

The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Warrants and Rights
Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.
Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or a right will expire if it is not exercised prior to its expiration date. These factors can make warrants and rights more speculative than other types of investments.
The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. Each of the Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, International Equity Fund and Small-Company Stock Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of its total assets.
Equity Securities
The Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund primarily invest in equity securities. The Rural America Growth & Income Fund may invest up to 70% of its total assets in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although preferred stock is junior to the debt securities of the issuer. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue.
While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility.
The Short-Term Bond Fund and Intermediate Bond Fund may invest in equity securities to the extent permitted by its investment objectives and strategies. The Daily Income Fund and Short-Term Government Securities Fund will not invest in equity securities.
Illiquid Securities
An illiquid security is a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Each Fund may not acquire illiquid holdings if, as a result, more than 15% (or, with respect to the Daily Income Fund, 5%) of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% (or, with respect to the Daily Income Fund, 5%) of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% (or, with respect to the Daily Income Fund, 5%) of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.
In compliance with the SEC’s liquidity risk management rule applicable to open-end mutual funds, the Funds have established a liquidity risk management program. Under the liquidity risk management program, Homestead Advisers assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Funds’ investments.

Restricted Securities
The Funds (except the Daily Income Fund) may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations or difficulty in selling restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices or at all, which may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
When-Issued Securities
Each Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.
Participation Certificates
A Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names). In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security. A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).
The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the 1933 Act. Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.
There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the fund the amount owed under the participation certificate. The Funds attempt to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.
For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with its investment restrictions.
Investment Companies and Exchange-Traded Funds
The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most exchange-traded funds (“ETFs”), or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.
In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes designed to streamline and enhance the regulatory framework for fund of funds arrangements. While new Rule 12d1-4, which had a compliance date of January 19, 2022, permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Although Rule 12d1-4 rescinded applicable exemptive orders and withdrew applicable no action letters, the Rule permits a fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4 may impact a Fund’s ability to invest in other investment companies or pooled investment vehicles.
Investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of such expenses, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
The Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund may purchase shares of ETFs to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. A Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, except as permitted under Rule 12d1-4. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
The Daily Income Fund may purchase shares of other government money market funds. It will not purchase shares of ETFs.
Technology Securities
The Funds (except the Daily Income Fund) may invest in equity and fixed-income technology securities, as permitted by their investment guidelines. Technology securities can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. These factors can affect the profitability of technology companies and, as a result, the value of their securities.
Health Care Securities
The Funds (except the Daily Income Fund) may invest in equity and fixed-income health care securities, as permitted by their investment guidelines. Health care companies are generally subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines as well as an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies can also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Financial Sector Risk
Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Loans of Portfolio Securities
Each Fund may lend portfolio securities to the extent allowed under “Fundamental Investment Restrictions,” above.
A Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with a Fund’s adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by a Fund for such loans and uninvested cash may be invested, among other things, in a private investment company managed by an affiliate of a Fund’s adviser or in registered money market funds advised by a Fund’s adviser or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out will not be considered qualified dividend income for U.S. federal income tax purposes. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Borrowing
The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.
Securities of Foreign Issuers
The Daily Income Fund may invest only in U.S. dollar-denominated securities, as discussed below, and may not invest in longer-term debt securities of foreign issuers (those with approximately two or more year maturities).
The International Equity Fund invests primarily in foreign securities. The Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of its net assets. (For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers, as discussed below, are defined as foreign securities.) The Value Fund may invest in foreign securities to the extent permitted by its investment strategy and the remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. Government.)
A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a

U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.
Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.
To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries.
The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.
There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Any partial or complete dissolution of the European Monetary Union (the “EMU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Government Securities Fund, these investments include only securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies. For the Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, these investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers (those with approximately two or more year maturities). Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).
ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.
Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Union. Continuing uncertainty as to the status of the Euro and the EMU and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the European Union and the arrangements that will apply to the UK’s relationship with the EU and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.
Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.
Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.
Many developing countries in which a Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.
Special Risks Regarding Investing in China (the “PRC”). To the extent a Fund invests in securities of Chinese issuers, it may be subject to certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others: (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude a Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. To the extent a Fund invests in China A Shares, it may be subject to additional risks, as the investment regulations under which investments in China A Shares are permitted are relatively new, and the application and interpretation of these regulations is often unclear.
Investing in certain China-related securities, such as Chinese A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs, has certain associated risks including a lack of certainty regarding how PRC securities regulations and listing rules of the Shanghai and Shenzhen Stock Exchanges will be applied; underdeveloped concepts of beneficial ownership and associated rights (i.e., participation in corporate actions and shareholder meetings); limitations on the ability to pursue claims against the issuer; and untested PRC trading, clearance and settlement procedures. The Fund may gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which then enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange. Investors in VIEs hold stock in the Shell Company rather than directly in the Operating Company and the Shell Company may not own stock or other equity in the Operating Company. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors without distributing ownership of the Operating Companies to U.S. investors. Investments in VIEs are subject to risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely affect an investment in a VIE. In addition, VIEs are also subject to the risk of inconsistent and unpredictable application of Chinese law, that the Shell Company may lose control over the Operating Company and that the equity owners of the Operating Company may have interests conflicting with those of the Shell Company's investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities may take positions which result in increased tax liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the Shell Company's contractual arrangements with the Operating Company. If these risks materialize, the value of investments in VIEs could be significantly adversely affected and the Fund could incur significant losses with no recourse available.
Hong Kong. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. If China were to further exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on Hong Kong’s political, economic and social concerns. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy. China is Hong Kong’s largest trading partner, both in terms of exports and imports.

Changes in China’s economic policies, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy. Recent protests and unrest have increased tensions between Hong Kong and China.
Under the Basic Law of the Hong Kong Special Administrative Region (“SAR”) of China, Hong Kong is exclusively in charge of its internal affairs and external relations, while the government of the PRC is responsible for its foreign affairs and defense. As a separate customs territory, Hong Kong maintains and develops relations with foreign states and regions. As of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the Law of the People’s Republic of China on Safeguarding National Security in the Hong Kong SAR. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. Accordingly, it cannot be assured that Hong Kong’s status as a SAR of the PRC will remain unaffected, thereby further affecting its current relations with foreign states and regions. Any further changes in China’s policies could adversely affect market conditions and the performance of Hong Kong’s economy. There can be no assurance that there will be no additional political or social unrest or that such unrest will not lead to the disruption of the economic, political and social conditions of Hong Kong.
Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.
Hong Kong and Taiwan do not exercise the same level of control over their economies as does China with respect to China, but changes to their political and economic relationships with China could adversely impact the Fund’s investments in companies based in Hong Kong and Taiwan.
Participation Notes. The International Equity Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.
The other Funds will not invest in participation notes.
Obligations of Foreign Governments, Supranational Entities and Banks. The Funds may invest in short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Homestead Advisers to be of comparable quality to the other obligations in which a Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
A Fund may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
Initial Public Offerings
An initial public offering (“IPO”), which marks the debut of a company’s stock on a public stock exchange, results in greater available financing for the company and more information available to evaluate the company’s investment prospects. However, these companies that only recently began to publicly trade tend to have limited products and customers, may not be fully prepared for the additional oversight and regulation that results, and do not have a trading history to assess how the stock has behaved during various market cycles. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Information about the companies whose securities are issued in IPOs may be available for very limited periods.
Real Estate Investment Trusts (REITs)
Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.
Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.
Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the Fund.
Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the Fund invests in REITs, a shareholder will bear his or her proportionate share of Fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if the Fund receives all or part of a REIT distribution in stock, the Fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the Fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from the 1940 Act.
Derivatives
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. For instance, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4. which among other things, limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Further regulations of derivatives could have an adverse effect on the value or performance of a Fund.
Market Conditions
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. The novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets whose impact is not yet fully realized.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational and Cybersecurity Risk
Homestead Funds, its service providers, including its adviser, Homestead Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Funds and their service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Funds, their service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Funds, their service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect the Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
Temporary Defensive Strategies
At times, a Fund may take temporary defensive positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager (s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, a Fund may not achieve its investment objective.
STOCK INDEX FUND ONLY
Because the Stock Index Fund invests all of its investable assets in the Master Portfolio, the Fund is subject to the risks described below indirectly through its investment in the Master Portfolio, which under normal circumstances, invests at least 90% of the value of its assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Standard & Poor’s 500 Stock Index (the “Index”).
144A Securities
The Master Portfolio may purchase securities that can be offered and sold only to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act. See “Restricted Securities” below.
Asset-Based Securities
The Master Portfolio may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Master Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that BFA has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, BFA may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Master Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Master Portfolio does not presently intend to invest directly in natural resource assets, the Master Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities
The Master Portfolio may invest in the equity and other securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia have been limited by sanctions in response to their invasion of Ukraine and the impact on the gold market could be unpredictable as geopolitical forces affect Russia’s gold market. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
Borrowing and Leverage
The Master Portfolio may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Master Portfolio will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Master Portfolio may also borrow in order to make investments, to the extent disclosed in the Master Portfolio’s prospectus. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Master Portfolio. Such leveraging increases the Master Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Master Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Master Portfolio shares and in the yield on the Master Portfolio’s portfolio. Although the principal of such borrowings will be fixed, the Master Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Master Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Master Portfolio will have to pay on the borrowings, the Master Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Master Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Master Portfolio’s leveraged position if it expects that the benefits to the Master Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Master Portfolio may result in the Master Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Master Portfolio’s portfolio in accordance with the Master Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Master Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.
The Master Portfolio may at times borrow from affiliates of BFA, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
To the extent permitted by the Master Portfolio’s investment policies and restrictions and subject to the conditions of an exemptive order issued by the SEC, as described below under “Interfund Lending Program,” the Master Portfolio may borrow for temporary purposes through the Interfund Lending Program (as defined below).
Cash Flows; Expenses
The ability of the Master Portfolio to satisfy its investment objective depends to some extent on BFA’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Master Portfolio’s investments). BFA will make investment changes to the Master Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Master Portfolio’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Master Portfolio. Finally, since the

Master Portfolio seeks to replicate the total return of its target index, BFA generally will not attempt to judge the merits of any particular security as an investment.
Cash Management
Generally, BFA will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of BFA, a portion of the Master Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BFA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Master Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BFA. For more information on money market instruments, see “Money Market Securities” below.
Commercial Paper
The Master Portfolio may purchase commercial paper. Commercial paper purchasable by the Master Portfolio includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Master Portfolio through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. The Master Portfolio can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by BFA or a sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.
Cyber Security Issues
With the increased use of technologies such as the Internet to conduct business, the Master Portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Master Portfolio’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Master Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Master Portfolio invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Master Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Master Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Master Portfolio have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Master Portfolio cannot control the cyber security plans and systems put in place by service providers to the Master Portfolio and issuers in which the Master Portfolio invests. The Master Portfolio and its shareholders could be negatively impacted as a result.
Debt Securities
Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Master Portfolio’s investment in that issuer. Credit risk is reduced to the extent the Master Portfolio limits its debt investments to U.S. Government securities, as long as uncertain statutory debt ceiling negotiations do not affect the credit rating of the U.S. Government. During the statutory debt ceiling negotiations in 2011, the credit rating of the U.S. Government was downgraded and frequent uncertainty regarding debt ceiling negotiations could lead to additional downgrades.
All debt securities are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Master Portfolio management, the Master Portfolio’s investments in debt securities could be adversely affected and the Master Portfolio could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
The value of fixed-income securities in the Master Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Master Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Master Portfolio’s assets will vary.
Depositary Receipts (ADRs, EDRs and GDRs)
The Master Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Master Portfolio may invest in both sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, Depositary Receipts expose the Master Portfolio to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”
Derivatives
General. The Master Portfolio may use instruments referred to as derivatives, which are financial instruments that derive their value from one or more securities, commodities (such as gold or oil), currencies, interest rates, credit events or indices (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Master Portfolio to increase or decrease the level of risk to which the Master Portfolio is exposed more quickly and efficiently than with other transactions. The Master Portfolio may use derivatives to maintain a portion of its long and short positions. Unless otherwise permitted, the Master Portfolio may not use derivatives to gain exposure to an asset or asset class it is prohibited by its investment restrictions from purchasing directly. As described below, derivatives can be used for hedging or speculative purposes. The Master Portfolio will engage in transaction-level payment netting, i.e., the payment obligations of derivatives contracts are netted against one another with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payment streams.
Hedging. The Master Portfolio may use derivatives for hedging purposes, in which a derivative is used to offset the risks associated with other Master Portfolio holdings. Losses on other investments may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Although hedging may reduce losses, it may also reduce or eliminate gains. In addition, hedging may cause losses if the market moves in an unanticipated manner, or if the cost of the derivative outweighs the benefit of the hedge. The effectiveness of hedging may be reduced by correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Master Portfolio, which may result in additional losses to the Master Portfolio. The inability to close or offset derivatives could also reduce the effectiveness of the Master Portfolio's hedging. There is no assurance that the Master Portfolio’s hedging will be effective. The Master Portfolio is not required to use derivatives to hedge.
Regulation of Derivatives.
Rule 18f-4 Under the Investment Company Act. Rule 18f-4 under the Investment Company Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Master Portfolio, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities, Delayed Delivery Securities and Forward Commitments”).
Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the fund’s board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the fund’s board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Dodd-Frank Regulations. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter (“OTC”) derivatives markets for the first time. While the Commodity Futures Trading Commission (“CFTC”) and other U.S. regulators have adopted many of the required Dodd-Frank regulations, certain regulations have only recently become effective and other regulations remain to be adopted. The full impact of Dodd-Frank on the Master Portfolio remains uncertain.
OTC derivatives dealers are now required to register with the CFTC as “swap dealers” and will ultimately be required to register with the SEC as “security-based swap dealers”. Registered swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements.
The CFTC requires that certain interest rate swaps and certain credit default swaps must be executed in regulated markets and be submitted for clearing to regulated clearinghouses. The SEC is also expected to impose similar requirements on certain security-based derivatives in the future. OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants (“FCMs”), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase a fund’s margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for the Master Portfolio to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If the Master Portfolio decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, the Master Portfolio would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law. With respect to cleared OTC derivatives and futures contracts and options on futures, the Master Portfolio will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. The Master Portfolio may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer’s failure to meet its obligations to the clearing member.
Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers’ cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted before Dodd-Frank. While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including the Master Portfolio, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost to the Master Portfolio of clearing as compared to trading non-cleared OTC derivatives bilaterally.
With respect to uncleared swaps, swap dealers are required to collect variation margin from a fund and may be required by applicable regulations to collect initial margin from the Master Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. The CFTC and the U.S. commodities exchanges impose limits on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC has historically imposed speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. The Master Portfolio could be required to liquidate positions it holds in order to comply with position limits or may not be able to fully implement trading instructions generated by its trading models, in order to comply with position limits. Any such liquidation or limited implementation could result in substantial costs to the Master Portfolio.

Dodd-Frank significantly expanded the CFTC’s authority to impose position limits with respect to agricultural commodities and other physical commodity futures contracts, options on these futures contracts and economically equivalent swaps. In October 2020, the CFTC adopted a new set of speculative position limit rules with respect to agricultural commodities and other physical commodity futures contracts, options on these futures contracts (“core referenced futures contracts”) and economically equivalent swaps. An economically equivalent swap is a swap with identical material contractual specifications, terms and conditions to a core referenced futures contract, disregarding differences with respect to any of the following: (1) lot size specifications or notional amounts, (2) post-trade risk management arrangements and (3) delivery dates for physically-settled swaps as long as these delivery dates diverge by less than one calendar day from the referenced contract’s delivery date (or, for natural gas, two calendar days). A cash-settled swap could only be deemed to be economically equivalent to a cash-settled referenced contract, and a physically-settled swap could only be deemed to be economically equivalent to a physically-settled referenced contract. However, a cash-settled swap that initially did not qualify as economically equivalent due to the fact that there was no corresponding cash-settled core referenced futures contract could subsequently become an economically equivalent swap if a cash-settled futures contract market were to subsequently be developed. The CFTC’s new position limits rules include an exemption from limits for bona fide hedging transactions or positions. A bona fide hedging transaction or position may exceed the applicable federal position limits if the transaction or position: (1) represents a substitute for transactions or positions made or to be made at a later time in a physical marketing channel; (2) is economically appropriate to the reduction of price risks in the conduct and management of a commercial enterprise; and (3) arises from the potential change in value of (A) assets which a person owns, produces, manufactures, processes or merchandises, or anticipates owning, producing, manufacturing, processing or merchandising; (B) liabilities which a person owes or anticipates incurring; or (C) services that a person provides or purchases, or anticipates providing or purchasing. The CFTC’s new position rules set forth a list of enumerated bona fide hedges for which a market participant is not required to request prior approval from the CFTC in order to hold a bona fide hedge position above the federal position limit. However, a market participant holding an enumerated bona fide hedge position still would need to request an exemption from the relevant exchange for exchange-set limits. For non-enumerated bona fide hedge positions, a market participant may request CFTC approval which must be granted prior to exceeding the applicable federal position limit, except where there is a demonstrated sudden or unforeseen increase in bona fide hedging needs (in which case the application must be submitted within five business days after the market participant exceeds the applicable limit). The compliance dates for the CFTC’s new federal speculative position limits are January 1, 2022 for the core referenced futures contracts and January 1, 2023 for economically equivalent swaps. While the ultimate effect of the final position limit rules are not yet known, these limits will likely restrict the ability of many market participants to trade in the commodities markets to the same extent as they have in the past. These rules may, among other things, reduce liquidity, increase market volatility, limit the size and duration of positions available to market participants, and increase costs in these markets, which could adversely affect the Master Portfolio. These new regulations and the resulting increased costs and regulatory oversight requirements may result in market participants being required or deciding to limit their trading activities, which could lead to decreased market liquidity and increased market volatility. In addition, transaction costs incurred by market participants are likely to be higher due to the increased costs of compliance with the new regulations. These consequences could adversely affect the Master Portfolio’s returns.
Additional Regulation of Derivatives. Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the commodities markets. For example, the European Market Infrastructure Regulation (Regulation (EU) No 648/2012) (“EMIR”) introduced certain requirements in respect of OTC derivatives including:(i) the mandatory clearing of OTC derivative contracts declared subject to the clearing obligation; (ii) risk mitigation techniques in respect of uncleared OTC derivative contracts, including the mandatory margining of uncleared OTC derivative contracts; and (iii) reporting and recordkeeping requirements in respect of all derivatives contracts. By way of further example, the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together “MiFID II”), which have applied since January 3, 2018, govern the provision of investment services and activities in relation to, as well as the organized trading of, financial instruments such as shares, bonds, units in collective investment schemes and derivatives. In particular, MiFID II requires European Union Member States to apply position limits to the size of a net position a person can hold at any time in commodity derivatives traded on European Union trading venues and in “economically equivalent” OTC contracts. If the requirements of EMIR and MiFID II apply, the cost of derivatives transactions is expected to increase.
In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts and certain other financial contracts, terms that delay or restrict the rights of counterparties (such as the Master Portfolio) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Master Portfolio’s counterparties located in those jurisdictions. It is possible that these new requirements, as well as potential additional related government regulation, could adversely affect the Master Portfolio’s ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.
Risk Factors in Derivatives.

There are significant risks that apply generally to derivatives transactions, including:
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Master Portfolio seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.
Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to the Master Portfolio and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Master Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparties the Master Portfolio is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Master Portfolio will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Master Portfolio with a third-party guaranty or other credit support.
Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.
Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Master Portfolio will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Master Portfolio to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for the Master Portfolio to ascertain a market value for such derivatives. The Master Portfolio will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which BFA anticipates the Master Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Master Portfolio, the Master Portfolio would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Master Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.
Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Master Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Master Portfolio paid for such derivative.
Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
Leverage Risk — the risk that the Master Portfolio’s derivatives transactions can magnify the Master Portfolio’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Master Portfolio may be required to pay substantial additional margin to maintain its position or the Master Portfolio’s returns may be adversely affected.
Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.
Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

Types of Derivatives Transactions. The Master Portfolio may enter into derivatives transactions in accordance with their investment guidelines and restrictions, including the following:
Futures
The Master Portfolio may enter into futures contracts (“futures”) and options on futures contracts. Futures are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. Upon purchasing or selling a futures contract, the Master Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value. Futures contracts are marked to market daily for the duration of the contract, and the Master Portfolio will either post additional margin or be entitled to a payment, as applicable, based on the mark-to-market movement of the contract.
The Master Portfolio may sell a futures contract prior to the completion of its term to limit its risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract. However, in the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, the Master Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may provide the Master Portfolio a lower cost alternative to purchasing securities or commodities directly. In the event that such securities or commodities decline in value or the Master Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Master Portfolio may realize a loss relating to the futures position.
Futures contracts are also subject to position limits. In order to comply with position limits, the Master Portfolio may be required to liquidate positions or may not be able to fully implement trading instructions. Any such liquidation or limited implementation could result in substantial costs to the Master Portfolio. See “Regulation of OTC Derivatives” above.
The Master Portfolio is also permitted to purchase or sell call and put options on futures contracts, including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Master Portfolio entered into futures transactions. The Master Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Master Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures contracts to hedge against the increased cost resulting from an increase in the market value of securities which the Master Portfolio intends to purchase.
To maintain greater flexibility, the Master Portfolio may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
When the Master Portfolio enters into futures contracts or writes options on futures contracts, the Master Portfolio will segregate liquid assets with a value at least equal to the Master Portfolio’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the CFTC). In certain instances, the Master Portfolio may segregate liquid assets with a value at least equal to the Master Portfolio’s exposure on a notional basis when it enters into futures contracts or written options of futures contracts, consistent with the Master Portfolio’ policies and procedures.
Futures contracts and options on futures contracts are subject to significant correlation risk, leverage risk, illiquidity risk, market risk and counterparty risk with respect to the Master Portfolio’s futures broker or the clearinghouse. See “Risk Factors in Derivatives” above.
Swap Agreements
The Master Portfolio may enter into swap agreements for hedging purposes or speculative purposes. Swap agreements are OTC contracts entered into primarily by financial institutions and institutional investors which may or may not be cleared by a central clearinghouse. In a standard “swap” transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The notional amount of the swap agreement is only used to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swaps that are not cleared involve substantial counterparty risk. The Master Portfolio will typically attempt to mitigate this counterparty risk by entering into swap agreements only with creditworthy entities that have substantial capital or that have provided the Master Portfolio with a third-party guaranty or other credit support. The Master Portfolio’s ability to use swap agreements may be restricted by the tax rules applicable to RICs.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments to the other party based on the return of the assets underlying the contract in exchange for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets. The return of the assets underlying the contract includes both the income generated by the asset and the change in market value of the asset. The asset underlying the contract may include a specified security, basket of securities or securities indices. Total return swaps on a specified security, basket of securities, or securities indices may sometimes be referred to as “contracts for difference”.
Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Master Portfolio is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Master Portfolio’s portfolio because the Master Portfolio would be subject to investment exposure on the notional amount of the swap.
The net amount of the excess, if any, of the Master Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by the Master Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Master Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Master Portfolio’s obligations will be segregated by the Master Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Master Portfolio initially to make an equivalent direct investment, plus or minus any amount the Master Portfolio is obligated to pay or is to receive under the total return swap.
Total return swaps are subject to significant correlation risk, leverage risk, illiquidity risk, market risk and counterparty risk. See “Risk Factors in Derivatives” above.

Foreign Exchange Transactions
The Master Portfolio may enter into spot foreign exchange transactions, forward foreign exchange transactions (“FX forwards”) and currency swaps, purchase and sell currency options, currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.
Such transactions could be effected to hedge with respect to foreign dollar denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio. As an illustration, the Master Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. For example, the Master Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Master Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Master Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Master Portfolio are considered hedging transactions.
Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. The Master Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Master Portfolio’s shares; however, the use of such hedging strategies will not prevent the NAV of the Master Portfolio’s shares from fluctuating. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Master Portfolio’s hedging strategies will be ineffective. To the extent that the Master Portfolio hedges against anticipated currency movements that do not occur, the Master Portfolio may realize losses and decrease its total return. Furthermore, the Master Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates actually occur.
In connection with its trading in forward foreign currency contracts, the Master Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of currency controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Master Portfolio will be subject to counterparty risk. Any such failure to perform by a counterparty would deprive the Master Portfolio of any profit potential or force the Master Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Master Portfolio.
It may not be possible for the Master Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Master Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Master Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
The Master Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in FX forwards used for non-hedging purposes will be covered by the segregation of liquid assets and are mark-to-market daily.
Spot Transactions and FX Forwards. FX forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a specified price and specified future date. Spot foreign exchange transactions are similar but are settled in the current, or “spot”, market. The Master Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. FX forwards involve substantial currency risk, credit risk and liquidity risk. The Master Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Master Portfolio has received or anticipates receiving a dividend or distribution. The Master Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Master Portfolio is denominated or by purchasing a currency in which the Master Portfolio anticipates acquiring a portfolio position in the near future. The Master Portfolio may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Master Portfolio will only enter into a cross-hedge if BFA believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

The Master Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Master Portfolio is exposed is difficult to hedge, or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Master Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Master Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present, including during the particular time that the Master Portfolio is engaging in proxy hedging.
The Master Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Master Portfolio has or in which the Master Portfolio expects to have portfolio exposure. For example, the Master Portfolio may hold both Canadian government bonds and Japanese government bonds, and BFA or a sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Master Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Master Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.
Some of the forward non-U.S. currency contracts entered into by the Master Portfolio are classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Currency Futures. The Master Portfolio may seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options on currency futures. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk as well as the risks discussed above in “Futures”.
Currency Options. The Master Portfolio may seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Master Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. The Master Portfolio may write covered call options on up to 100% of the currencies in its portfolio. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.
Currency Swaps. The Master Portfolio may enter into currency swaps in order to protect against currency fluctuations or to hedge portfolio positions. Currency swaps are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Master Portfolio and another party to make or receive payments in specified currencies, and typically require the delivery of the entire principal value of one designated currency in exchange for the other designated currency. As a result, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Equity Securities
The Master Portfolio may invest in equity securities, which include common stock, preferred stock; bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Master Portfolio could decline if the financial condition of the companies the Master Portfolio invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
From time to time certain of the Master Portfolio may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for the Master Portfolio. There is no assurance that the Master Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Master Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Master Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.
The Master Portfolio may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the Master Portfolio's investment than if the Master Portfolio held the securities of larger, more established companies. For a discussion of the types of equity securities in which the Master Portfolio may invest and the risks associated with investing in such equity securities, see the Master Portfolio’s prospectus.
Real Estate Related Securities. Although the Master Portfolio may not invest directly in real estate, the Master Portfolio may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Master Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Master Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Master Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
In addition, if the Master Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Master Portfolio owns, the receipt of such income may adversely affect the Stock Index Fund’s ability to retain its tax status as a RIC because of certain income source requirements applicable to RICs under the Code.
Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. BFA believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Master Portfolio of portfolio securities to meet redemptions or otherwise may require the Master Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in BFA’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by BFA does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. BFA believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Master Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but BFA believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
Foreign Investments
Foreign Investment Risks. The Master Portfolio may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Master Portfolio will lose money.
Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Master Portfolio’s primary U.S. benchmark index.
In addition to equity securities, foreign investments of the Master Portfolio may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Foreign Market Risk. The Master Portfolio that may invest in foreign securities offer the potential for more diversification than the Master Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Master Portfolio will lose money. In particular, the Master Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Master Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investing in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely affect the Master Portfolio’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Master Portfolio’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Master Portfolio’s operations, causing the Master Portfolio to decline in value. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Master Portfolio’s operations.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Master Portfolio's investments in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for BFA to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Master Portfolio. If such restrictions should be reinstituted, it might become necessary for the Master Portfolio to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Master Portfolio can earn on its investments.
Certain Risks of Holding Fund Assets Outside the United States. The Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Master Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Master Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Master Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Master Portfolio as compared to investment companies that invest only in the United States.
Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Master Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Master Portfolio to carry out transactions. If the Master Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Master Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Master Portfolio could be liable to that party for any losses incurred.
Illiquid Investments
The Master Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Master Portfolio’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) will require that certain remedial actions be taken. Illiquid investments may trade at a discount from comparable liquid investments. Investment of the Master Portfolio’s assets in illiquid investments may restrict the ability of the Master Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Master Portfolio’s operations require cash, such as when the Master Portfolio redeems shares or pays dividends, and could result in the Master Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Indexed and Inverse Securities
The Master Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Master Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Master Portfolio invests in these types of securities, the Master Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Master Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Master Portfolio may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Master Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Master Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. BFA believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Master Portfolio that allow the Master Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. The Master Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Master Portfolio may be required to pay substantial additional margin to maintain the position.
The Master Portfolio may invest up to 10% of its total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.
Inflation Risk
Like all mutual funds, the Master Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Master Portfolio’s assets can decline as can the value of the Master Portfolio’s distributions.
Information Concerning the Index
S&P 500® Index (“S&P 500”). “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of S&P Global, Inc. and have been licensed for use by certain mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”). The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of S&P Global, Inc. S&P makes no representation regarding the advisability of investing in the Master Portfolio. S&P makes no representation or warranty, express or implied, to the owners of shares of the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Master Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Master Portfolio is the licensing of certain trademarks and trade names of S& P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Master Portfolio or the owners of shares of the Master Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of any Fund or the timing of the issuance or sale of shares of the Master Portfolio or in the determination or calculation of the equation by which the Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Master Portfolio.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Master Portfolio, owners of shares of the Master Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Initial Public Offering (“IPO”) Risk
The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Master Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that the Master Portfolio will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Master Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Master Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Interfund Lending Program
Pursuant to an exemptive order granted by the SEC (the “IFL Order”), the Master Portfolio, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, other BlackRock-advised funds (“the Funds”) pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Master Portfolio may lend or borrow money for temporary purposes directly to or from other Funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Although Funds that are money market funds may, to the extent permitted by their investment policies, participate in the Interfund Lending Program as borrowers or lenders, they typically will not need to participate as borrowers because they are required to comply with the liquidity provisions of Rule 2a-7 under the 1940 Act.
If the Master Portfolio has outstanding bank borrowings, any Interfund Loans to the Master Portfolio would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Master Portfolio, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
The Master Portfolio may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Master Portfolio has a secured loan outstanding from any other lender, including but not limited to another Fund, the Master Portfolio's borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Master Portfolio may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Master Portfolio's investment restrictions.
The Master Portfolio may not lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Master Portfolio's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing Fund may have to seek to borrow from a bank, which would likely involve higher rates, seek an Interfund Loan from another Fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending Fund or force the lending Fund to borrow or liquidate securities to meet its liquidity needs. The Master Portfolio may not borrow more than the amount permitted by its investment restrictions. There can be no assurance that an interfund loan will be available to a borrowing or lending Fund.
Investment in Emerging Markets
The Master Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Unless otherwise provided in the Master Portfolio’s prospectus, a country with an emerging capital market is any country that is (i) generally recognized to be an emerging market country by the international financial community, such as the International Finance Corporation, or determined by the World Bank to have a low, lower-middle or middle upper income economy; (ii) classified by the United Nations or its authorities to be developing; and/or (iii) included in a broad-based index that is generally representative of emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in market illiquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Master Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Master Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Master Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Master Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid than, and more volatile than, those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Master Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Master Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Master Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Master Portfolios may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Master Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Master Portfolio’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives”.
Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Master Portfolio may invest are subject to certain additional or specific risks. The Master Portfolio may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Master Portfolio and may have an adverse impact on the investment performance of the Master Portfolio.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Master Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Master Portfolio itself, as well as the value of securities in the Master Portfolio’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.
Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Master Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.
On March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. Future similar disasters, and the resulting damage, could have a severe and negative impact on the Master Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Master Portfolio invests to conduct their businesses in the manner normally conducted.
The Master Portfolio's management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Master Portfolio may invest in countries in which foreign investors, including management of the Master Portfolio, have had no or limited prior experience.
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Master Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Master Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Master Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Master Portfolio. For example, the Master Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Master Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Master Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Master Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Master Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to the Master Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Master Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Master Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Master Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Master Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Master Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Master Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Master Portfolio’s investments in certain foreign banks and other financial institutions.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Master Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.
If the Master Portfolio invests significantly in foreign securities, the expense ratio of the Master Portfolio can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
Risks of Investments in Russia. The Master Portfolio may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investment in Emerging Markets” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Master Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Master Portfolio to enforce its rights or otherwise remedy the loss.
In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Crimea in 2014 and ongoing military attacks in Ukraine since 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Master Portfolio invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Master Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.
Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments beyond current SWIFT bans. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of Master Portfolio to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities
Risks of Investing in Saudi Arabia. The ability of foreign investors (such as the Master Portfolio) to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. In addition, the Capital Market Authority places investment limitations on the ownership of Saudi Arabian issuers by foreign investors, including a limitation on the Master Portfolio's ownership of any single issuer listed on the Saudi Arabian Stock Exchange, which may prevent the Master Portfolio from investing in accordance with its strategy and contribute to tracking error against the Index. These restrictions may be changed or new restrictions, such as licensing requirements, special approvals or additional foreign taxes, may be instituted at any time. The Master Portfolio may not be able to obtain or maintain any such licenses or approvals and may not be able to buy and sell securities at full value. Major disruptions or regulatory changes could occur in the Saudi Arabian market, any of which could negatively impact the Master Portfolio. These risks may be exacerbated, compared to more developed markets, given the limited history of foreign investment in the Saudi Arabian market. Investments in Saudi Arabia may also be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on additional foreign investments and repatriation of capital. Such heightened risks may include, among others, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. Saudi Arabia has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur. Further, under income tax laws imposed by the Department of Zakat and Income Tax, dividends paid by a Saudi Arabian company to foreign stockholders are generally subject to a 5% withholding tax (different tax rates may apply pursuant to an applicable treaty). Saudi Arabia is highly reliant on income from the sale of petroleum and trade with other countries involved in the sale of petroleum, and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. As global demand for petroleum fluctuates, Saudi Arabia may be significantly impacted. Like most Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has an ownership stake in many key industries. The situation is exacerbated by the fact that Saudi Arabia is governed by an absolute monarchy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East due to geopolitical events. Incidents involving a Middle Eastern country’s or the region’s security, including terrorism, may cause uncertainty in their markets and may adversely affect its economy and the Master Portfolio's investments. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the Master Portfolio, as well as the value of securities in the Master Portfolio's portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal or other adverse consequences to the Saudi Arabian economy. In addition, Saudi Arabia’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets. Such infrequent trading may adversely affect the pricing of these securities and the Master Portfolio's ability to sell these securities in the future. Current regulations in Saudi Arabian markets may require the Master Portfolio to execute trades of securities through a single broker. As a result, BFA will have less flexibility to choose among brokers on behalf of the Master Portfolio than is typically the case for investment managers.
Although the political situation in Saudi Arabia is largely stable, Saudi Arabia has historically experienced political instability, and there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by military developments, government interventions in the marketplace, terrorism, extremist attitudes, attempted social or political reforms, religious differences, or other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence government policies regarding foreign investment. Further developments in U.S. relations with Saudi Arabia and other Middle-Eastern countries may affect these attitudes and policies. The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, Saudi Arabia. As a result, economic conditions of Saudi Arabia may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of Saudi Arabia and, as a result, securities to which the Master Portfolio has exposure. Political instability in North Africa and the larger Middle East region has caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of securities in the Master Portfolio's portfolio.
Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. To the extent the Master Portfolio invests in such issuers, it will be indirectly subject to those risks.
Risks of Investing in Venezuela. Investment in Venezuela may subject the Master Portfolio to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources and its economy is heavily dependent on export of natural resources to key trading partners. According to the Organization of Petroleum Exporting Countries (“OPEC”), Venezuela boasts the world’s largest oil reserves. According to an industry report, Venezuela also has the continent’s largest natural gas reserves at an estimated 152 trillion cubic meters. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of the Master Portfolio to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors, among others, can have a negative impact on the Master Portfolio's investments.
China Investments Risk
Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Master Portfolio. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Master Portfolio.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Master Portfolio may not be recognized as the owner of securities that are held on behalf of the Master Portfolio by a sub-custodian.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Master Portfolio as capital may become trapped in the PRC. The Master Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Master Portfolio of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Master Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Master Portfolio.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Master Portfolio and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards. From time to time and in recent months, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Master Portfolio's investments.
Risk of Investing through Stock Connect. China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, the Master Portfolio’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although the Master Portfolio will be permitted to sell A-shares regardless of the quota). These limitations may restrict the Master Portfolio from investing in A-shares on a timely basis, which could affect the Master Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Master Portfolio. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject the Master Portfolio to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Master Portfolio’s investments. If he Master Portfolio holds a class of shares denominated in a local currency other than RMB, the Master Portfolio will be exposed to currency exchange risk if the Master Portfolio converts the local currency into RMB for investments in A-shares. The Master Portfolio may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Master Portfolio as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Master Portfolio under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of the Master Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
The Master Portfolio’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Master Portfolio carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. The Master Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and the Master Portfolio’s ability to achieve its investment objective may be adversely affected. In addition, the Master Portfolio’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Master Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Master Portfolio. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risk of Investing in the China Interbank Bond Market through Bond Connect. The Master Portfolio may invest directly in the domestic bond market in the PRC (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). Bond Connect is an initiative launched in July 2017 for mutual bond market access between the PRC and Hong Kong, established by the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd (“CDCC”), Shanghai Clearing House (“SCH”), Hong Kong Exchanges and Clearing Limited (“HKEX”) and Central Moneymarkets Unit (“CMU”). Under the prevailing regulations in the PRC, eligible foreign investors are allowed to invest in the bonds circulated in the China Interbank Bond Market through Bond Connect. Eligible foreign investors may submit trade requests for bonds circulated in the China Interbank Bond Market through offshore electronic bond trading platforms (such as Tradeweb), which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in the PRC. The approved onshore dealer(s) will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
The settlement and custody of bonds traded in the China Interbank Bond Market under Bond Connect will be effected through the settlement and custody link between CMU, as an offshore custody agent, and CDCC and SCH, as onshore custodians and clearing institutions in the PRC. Under the settlement link, CDCC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction in August 2018 of delivery versus payment (DVP) settlement in respect of Bond Connect, the movement of cash and securities is carried out simultaneously on a real-time basis. Pursuant to the prevailing regulations in the PRC, CMU, as the offshore custody agent recognized by the Hong Kong Monetary Authority, will open omnibus nominee accounts with the onshore custody agent recognized by the People’s Bank of China (i.e., CDCC and SCH). All bonds traded by eligible foreign investors through Bond Connect will be registered in the name of CMU, which will hold such bonds as a nominee owner. Therefore, the Master Portfolio will be exposed to custody risks with respect to CMU. In addition, as the relevant filings, registration with the People’s Bank of China, and account opening have to be carried out by third parties, including CMU, CDCC, SCH, and CFETS, the Master Portfolio is subject to the risks of default or errors on the part of such third parties.

The precise nature and rights of the Master Portfolio as the beneficial owner of the bonds traded in the China Interbank Bond Market through CMU as nominee is not well-defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Master Portfolio under PRC law are also uncertain.
Market volatility and potential lack of liquidity due to low trading volume of certain bonds in the China Interbank Bond Market may result in prices of certain bonds traded on such market fluctuating significantly. To the extent the Master Portfolio invests in such market, it is therefore subject to liquidity and volatility risks. The bid-ask spreads of the prices of such securities may be large, and the Master Portfolio may therefore incur significant costs and may suffer losses when selling such investments. The bonds traded in the China Interbank Bond Market may be difficult or impossible to sell, which may impact the Master Portfolio’s ability to acquire or dispose of such securities at their expected prices.
Investing in the China Interbank Bond Market through Bond Connect is also subject to regulatory risks. The relevant rules and regulations are subject to change, which may have potential retrospective effect, and there can be no assurance that Bond Connect will not be discontinued or abolished. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise based on these differences. In the event that the relevant authorities suspend account opening or trading on the China Interbank Bond Market, the Master Portfolio’s ability to invest in the China Interbank Bond Market will be adversely affected and limited. In such event, the Master Portfolio’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, the Master Portfolio may suffer substantial losses as a result. Further, if Bond Connect is not operating, the Master Portfolio may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the Master Portfolio’s performance.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Master Portfolio’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Master Portfolio invests in the China Interbank Bond Market through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement systems.
Bond Connect trades are settled in Chinese currency, the RMB, which is currently restricted and not freely convertible. As a result, the Master Portfolio will be exposed to currency risk, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB.
Tax Risk. Under prevailing tax regulations, a 10% withholding tax is imposed on PRC-sourced dividends and interest from non-government bonds paid to the Master Portfolio unless the rate is reduced under an applicable tax treaty. From May 1, 2016, Value Added Tax (“VAT”) is levied on certain income derived by the Master Portfolio, including interest income from non-government bonds and trading gains, unless specifically exempted by the PRC tax authorities. VAT exemptions currently apply to debt securities traded in the China Interbank Bond Market.
On November 22, 2018, the PRC’s Ministry of Finance and State Administration of Taxation jointly issued Circular 108 providing foreign institutional investors with a temporary exemption from withholding income tax and VAT with respect to interest income derived from non-government bonds in the domestic bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC tax treatment with respect to non-government bond interest derived prior to November 7, 2018.
There is a risk the PRC tax authorities may withdraw the temporary tax exemptions in the future and seek to collect withholding income tax and VAT on interest income from non-government bonds to the Master Portfolio without prior notice. If the tax exemptions are withdrawn, any taxes arising from or to the Master Portfolio may be directly borne by or indirectly passed on to the Master Portfolio and may result in a substantial impact to its NAV. As with any NAV adjustment, investors may be advantaged or disadvantaged depending on when the investors purchased or sold shares of the Master Portfolio.
Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to the Master Portfolio. BFA will keep the provisioning policy for tax liability under review and may, in its discretion from time to time, make a provision for potential tax liabilities if in its opinion such provision is warranted or as further publicly clarified by the PRC.
Investment in Other Investment Companies
The Master Portfolio may, subject to applicable law, invest in other investment companies (including investment companies managed by BFA and its affiliates), including money market funds and ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. Under the Investment Company Act, however, the Master Portfolio may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act the Master Portfolio may not acquire securities of an investment company if such acquisition would cause the Master Portfolio to own more than 3% of the total outstanding voting stock of such investment company and the Master Portfolio may not invest in another investment company if such investment would cause more than 5% of the value of the Master Portfolio’s total assets to be invested in securities of such investment company. (These limits do not restrict a feeder fund from investing all of its assets in shares of its Master

Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, the Master Portfolio may not invest in a registered closed-end investment company if such investment would cause the Master Portfolio and other BFA-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Master Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Master Portfolio may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances the Master Portfolio may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by the Master Portfolio that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Master Portfolio holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Master Portfolio paid for the shares and the Master Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Master Portfolio would experience a loss.
In addition, if the Master Portfolio acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Master Portfolio and, indirectly, the expenses of such investment companies. Such expenses, both at the Master Portfolio level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BFA. Please see the Master Portfolio’s prospectus to determine whether any such management and advisory fees have been waived by BFA. Investments by the Master Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Master Portfolio securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which the Master Portfolio invests a portion of its assets.
To the extent shares of the Master Portfolio are held by an affiliated fund, the ability of the Master Portfolio itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for the Master Portfolio to invest indirectly in certain developing countries.
LIBOR Risk
The Master Portfolio may be exposed to financial instruments that are tied to the London Interbank Offered Rate (previously defined as “LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Master Portfolio’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Master Portfolio may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Master Portfolio may also reference LIBOR. The United Kingdom’s Financial Conduct Authority announced after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Master Portfolio may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various governments and financial industry groups have begun the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which replaced the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Master Portfolio to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Master Portfolio’s performance or NAV.

Liquidity Risk Management
Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, such as the Master Portfolio, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Master Portfolio has implemented a liquidity risk management program (the “Liquidity Program”), and the Boards of Directors of the Master Portfolio, including a majority of the independent Directors, have appointed BFA as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Master Portfolio's liquidity risk and classifies each investment held by the Master Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment”. The Liquidity Rule defines “liquidity risk” as the risk that the Master Portfolio could not meet requests to redeem shares issued by the Master Portfolio without significant dilution of the remaining investors' interests in the Master Portfolio. The liquidity of the Master Portfolio's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Master Portfolio can expect to be exposed to greater liquidity risk.
Master Limited Partnerships
The Master Portfolio may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Master Portfolio intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Master Portfolio intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Merger Transaction Risk
The Master Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, the Master Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Master Portfolio for the target company’s stock. However, the Master Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case the Master Portfolio’s holding of the target company’s stock may not result in any profit for the Master Portfolio and may lose significant value.
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks
The Master Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Master Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

To the extent consistent with their investment objectives, the Master Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.
Money Market Securities. The Master Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Master Portfolio may invest in:
(a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);
(b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;
(c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by BFA;
(d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
(e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;
(f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;
(g) funding agreements issued by highly-rated U.S. insurance companies;
(h) securities issued or guaranteed by state or local governmental bodies;
(i) repurchase agreements relating to the above instruments;
(j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend directly or indirectly on the credit of the United States;
(k) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;
(l) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;
(m) municipal bonds rated A or higher by Moody’s, S&P or Fitch;
(n) unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by BFA under guidelines established by the Master Portfolio’s board; and
(o) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.
Portfolio Turnover Rates
The Master Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when BFA believes investment considerations warrant such sale or purchase. Although the Master Portfolio will use an approach to investing that is largely a passive, indexing approach, the Master Portfolio may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when BFA considers whether to purchase or sell securities for the Master Portfolio only to the extent that BFA will consider the impact of transaction costs on the Master Portfolio's tracking error. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Master Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Master Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Master Portfolio's performance.
Preferred Stock
The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Trust Preferred Securities
The Master Portfolio may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
Real Estate Investment Trusts (“REITs”)
In pursuing its investment strategy, the Master Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so the Master Portfolio will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act or qualification as a REIT for U.S. federal income tax purposes, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Master Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Master Portfolio’s investment strategy results in the Master Portfolio investing in REIT shares, the percentage of the Master Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Master Portfolio’s portfolio which is comprised of REIT shares. Ordinarily, REIT dividends received by the Master Portfolio and distributed to the Master Portfolio’s shareholders will generally be taxable as ordinary income and will not constitute "qualified dividend income." However, for tax years beginning before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and Treasury regulations permit a RIC to report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Recent Market Events
Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Master Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Master Portfolio’s investments may be negatively affected by such events. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and became a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty which may all be experienced again if another pandemic arises. Disruptions in markets can adversely impact the Master Portfolio and its investments. Further, certain local markets may be subject to future closures, and there can be no certainty regarding whether markets will face further closures. Any suspension of trading in markets in which the Master Portfolio invests will have an impact on the Master Portfolio and its investments and will impact the Master Portfolio’s ability to purchase or sell securities in such market. Outbreaks can also impair the information technology and other operational systems upon which the Master Portfolio’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Master Portfolio’s service providers to perform critical tasks relating to the Master Portfolio. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Many governmental and quasi-governmental authorities and regulators through the world responded to these major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Master Portfolio’s investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.
Repurchase Agreements and Purchase and Sale Contracts
Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Master Portfolio, to repurchase a security sold to the Master Portfolio at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Master Portfolio and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. The Master Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third-party custodian maintains accounts to hold collateral for the Master Portfolio and its counterparties and, therefore, the Master Portfolio may be subject to the credit risk of those custodians.
Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Master Portfolio would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Master Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, BFA or a sub-adviser will monitor the creditworthiness of the seller, and the Master Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Master Portfolio does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. BFA or a sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Master Portfolio’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Master Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Master Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Master Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Master Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Master Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
In any repurchase transaction to which the Master Portfolio is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. For the Master Portfolio, however, collateral may include instruments other than cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, including securities that the Master Portfolio could not hold directly under its investment strategies without the repurchase obligation.
The type of collateral underlying repurchase agreements may also pose certain risks for the Master Portfolio. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Master Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Master Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Master Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.
Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Master Portfolio, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Master Portfolio's ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.
Reverse Repurchase Agreements
The Master Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Master Portfolio sells securities to another party and agrees to repurchase them at a particular date and price. The Master Portfolio may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Master Portfolio enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Master Portfolio may decline below the price of the securities the Master Portfolio has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Master Portfolio is required to repurchase them and (iv) the securities will not be returned to the Master Portfolio.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Portfolio’s obligations to repurchase the securities and the Master Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Additionally, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as the Master Portfolio, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Master Portfolio’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.
Rule 18f-4 under the Investment Company Act permits the Master Portfolio to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Master Portfolio either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. See “—Derivatives — Regulation of Derivatives — Rule 18f-4 under the Investment Company Act” above.
Restricted Securities
The Master Portfolio may invest in securities that are not registered under the Securities Act (e.g., Rule 144A Securities) (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Master Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Master Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Master Portfolio may be required to bear the expenses of registration. Where registration is required for restricted securities, a considerable time period may elapse between the time the Master Portfolio decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Master Portfolio might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Master Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Master Portfolio may obtain access to material nonpublic information, which may restrict the Master Portfolio’s ability to conduct portfolio transactions in such securities.
Rights Offerings and Warrants to Purchase
The Master Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Master Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Master Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

Securities Lending
The Master Portfolio may lend portfolio securities to certain borrowers determined to be creditworthy by BFA, including to borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Master Portfolio if, as a result, the aggregate value of all securities loans of the Master Portfolio exceeds one-third of the value of the Master Portfolio’s total assets (including the value of the collateral received). The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Master Portfolio for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of BFA or in registered money market funds advised by BFA or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Master Portfolio would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Master Portfolio. The Master Portfolio could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Master Portfolio for securities loaned out by the Master Portfolio will not be considered qualified dividend income for U.S. federal income tax purposes. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Master Portfolio’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Master Portfolio, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Master Portfolio's ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Short Sales
The Master Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Master Portfolio does not own declines in value. The Master Portfolio has a fundamental investment restriction prohibiting short sales of securities unless they are against-the-box. In a short sale against-the-box, at the time of the sale, the Master Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When the Master Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Master Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Master Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Master Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Master Portfolio borrowed the security, regarding payment received by the Master Portfolio on such security, the Master Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities that it does not own exposes the Master Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. The Master Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Master Portfolio replaces the borrowed security. As a result, if the Master Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Master Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Master Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Master Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Master Portfolio may also make short sales “against the box” without being subject to such limitations.
The Master Portfolio must comply with Rule 18f-4 under the Investment Company Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See “—Derivatives — Regulation of Derivatives — Rule 18f-4 under the Investment Company Act” above.
U.S. Government Obligations
The Master Portfolio may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts and certificates of accrual on Treasury certificates). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Examples of the types of U.S. Government obligations that may be held by the Master Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Master Portfolio may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.
Because of the rising U.S. Government debt burden and potential limitations cause by the statutory debt ceiling, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience credit downgrades. In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. Such a credit event may adversely impact the financial markets and a fund. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt.
U.S. Treasury Obligations
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Master Portfolio’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. BFA believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. BFA seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Master Portfolio’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Master Portfolio, BFA believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. BFA will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants. The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of BFA, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of BFA, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. BFA believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
The Master Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Master Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Master Portfolio at an established price with payment and delivery taking place in the future. The Master Portfolio enters into these transactions to obtain what is considered an advantageous price to the Master Portfolio at the time of entering into the transaction. When the Master Portfolio purchases securities in these transactions, the Master Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, the Master Portfolio or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Master Portfolio to purchase the securities. The Master Portfolio will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, the Master Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Master Portfolio on the settlement date. In these cases the Master Portfolio may realize a taxable capital gain or loss.
When the Master Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Master Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Master Portfolio starting on the day the Master Portfolio agrees to purchase the securities. The Master Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as the Master Portfolio, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Master Portfolio's ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Rule 18f-4 under the Investment Company Act permits the Master Portfolio to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Master Portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. See “—Derivatives — Regulation of Derivatives — Rule 18f-4 under the Investment Company Act” above.
Yields and Ratings
The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Master Portfolio, a rated security may cease to be rated. BFA will consider such an event in determining whether the Master Portfolio should continue to hold the security.
(End of "DESCRIPTION OF CERTAIN INVESTMENTSAND STRATEGIES - STOCK INDEX FUND ONLY")
Portfolio Turnover
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. Homestead Advisers and the subadvisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable for U.S. federal income tax purposes as ordinary income when distributed to shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.
Portfolio turnover rates can vary greatly from year to year, as well as within a particular year.
The portfolio turnover rates of the Funds for the fiscal years ended December 31, 2022 and December 31, 2021 are as follows:
Fund	2022	2021
Short-Term Government Securities Fund(1)	202%	155%
Short-Term Bond Fund(1)	328%	355%
Intermediate Bond Fund(1)	258%	249%
Rural America Growth & Income Fund(2)(3)	44%	9%
Stock Index Fund(4)	13%	6%
Value Fund	10%	9%
Growth Fund	23%	26%
International Equity Fund	13%	13%
Small-Company Stock Fund	16%	24%
(1)
The portfolio turnover rate includes purchases and sales of long-term U.S. Treasury Bonds.

(2)
The portfolio turnover rate for the Rural America Growth & Income Fund for 2021 represents the turnover since inception on May 1, 2021.
(3)
The change in the portfolio turnover rate from 2021 to 2022 is primarily due to an increase in shareholder redemptions, resulting in more security sales.
(4)
Represents the portfolio turnover rates for the Master Portfolio during the periods indicated.
Directors/Trustees and Management of Homestead Funds
Directors/Trustees and Officers
The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations. For purposes of the discussion below, the “Directors” include the Trustees of the Trust, as applicable.
The following tables list the Directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each Director shall hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, or removal. The Homestead Funds have a policy that each Director must retire by the end of the calendar year in which he or she attains the age of 78; provided, however, that the Board may authorize any person serving as Director as of December 17, 2019, to serve for up to two additional one-year periods. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until his or her resignation or removal.
Independent Directors
Name, Address and Year of Birth(1)	Position(s) Held with Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex(2)	Other Directorships Held by Director
James F. Perna 1947	Director/Trustee, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Solo Practitioner (attorney) (2008-present)	10	None
Douglas W. Johnson 1955	Director/Trustee, Chairman of Audit Committee, Member of Compensation Committee	2003-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	CEO, Blue Ridge Electric Membership Corporation (1989- present)	10	None
Kenneth R. Meyer 1944	Director/Trustee, Member of Audit Committee, Chairman of Compensation Committee	2005-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)	Retired (2004-present)	10	None
Anthony M. Marinello 1946	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2004-present)	10	None

Name, Address and Year of Birth(1)	Position(s) Held with Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex(2)	Other Directorships Held by Director
Sheldon C. Petersen 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2021-present); CEO, National Rural Utilities Cooperative Finance Corporation (1995-2021)	10	None
Mark Rose 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Consultant, public affairs (2017- present) (self-employed); CEO and General Manager, Bluebonnet Electric Cooperative (2002-2017)	10	None
Peter J. Tonetti 1953	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2010-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)	Retired (2015-present)	10	None
Julie H. Dellinger 1953	Director/Trustee, Vice Chair of Audit Committee, Member of Compensation Committee	2019-present	Westminster Investment Consultants, CEO (2017- present); Managing Vice President of Investments, ICMA- RC and Manager, Vantagepoint Investment Advisers, LLC (1998-2017)	10	None
Judith H. McKinney 1950	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2019-present	Retired (2019-present); Executive Vice President and Manager, Callan LLC (2007- 2019)	10	None
Interested Director and Officers
Name, Address(1) and Year of Birth	Position(s) Held with Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex(2)	Other Directorships Held by Director
Mark D. Santero(3) 1961	Director/Trustee, President and Chief Executive Officer	2018-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Homestead Advisers Corp., President, Chief Executive Officer and Director (2018- present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014- 2016)	10	None

Name, Address(1) and Year of Birth	Position(s) Held with Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex(2)	Other Directorships Held by Director
Danielle C. Sieverling 1971	Chief Compliance Officer	Chief Compliance Officer (2005- present); (Homestead Funds, Inc.); since inception (Homestead Funds Trust);
Chief Compliance Officer,
Homestead Advisers (2005-
present); Vice President, Chief
Risk and Compliance Officer,
NRECA (2015-present); Chief
Compliance Officer, Homestead
Financial Services Corp. (2017-
present); Secretary, Homestead
Advisers (2017-2018; 2020-
2021); Chief Executive Officer
and Director, Homestead
Financial Services Corp. (2017-
2018); Director, Homestead
Financial Services Corp. (2016);
Vice President and Director,
Homestead Financial Services
Corp. (2015-2016); Vice
President and Chief Compliance
Officer, Management Advisory
Services, NRECA (2008-2015)
				N/A	N/A
Amy M. DiMauro 1971	Treasurer and Principal Financial Officer	2007-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)
Treasurer and Director,
Homestead Financial Services
Corp. (2006- present); Treasurer
and Director, Homestead
Advisers Corp. (2010-present);
Senior Director, Finance &
Accounting—Mutual Funds,
NRECA (2014-present);
Treasurer and Director, Electric
Cooperative Life Insurance Co.
(2013-2021); Treasurer and
Director, Cooperating Insurance
Services Co. (2013-present)
				N/A	N/A
Jennifer (Laurie) Webster 1963	Chief Operations Officer	2017-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)
President and Director,
Homestead Financial Services
Corp. (2018- present); Chief
Operations Officer, Homestead
Financial Services Corp. (2017-
present); Vice President of
Operations and Client Services,
Homestead Advisers (2017-
2020); Chief Operations Officer,
Homestead Advisers Corp.
(2020-present); Chief Operating
Officer, Solomon Hess Capital
Management (2017-2017); V.P.
Investment Operations and
Indexing, Calvert Investments
(2014-2017)
				N/A	N/A

Name, Address(1) and Year of Birth	Position(s) Held with Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director in the Fund Complex(2)	Other Directorships Held by Director
Jeremy Sperlazza 1990	Secretary	2021-present	Secretary and Counsel, Homestead Advisers Corp. (2021-present); Counsel, Homestead Financial Services Corp. (2021-present); Associate, Dechert LLP (2015-2021)	N/A	N/A
(1)
The address of each Director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)
Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.
(3)
Mr. Santero is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with Homestead Advisers and its affiliates.
Leadership Structure of The Board
The management of the business and affairs of the Funds is overseen by the Board. Directors who are not “interested persons” of the Funds as defined in the 1940 Act are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” The Board consists of ten Directors, nine of whom are Independent Directors. One of the Directors is deemed to be an Interested Director. Certain information concerning the Funds’ governance structure and each Director is set forth below.
The Board has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.
The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with Homestead Advisers, Homestead Financial Services Corp. (“Homestead Financial Services”), the Funds’ distributor, and the Funds’ other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.
Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged Homestead Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Homestead Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation or declaration of trust, as applicable, and bylaws and is advised by independent legal counsel. Under normal circumstances, the Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.
An Independent Director serves as Chairman of the Funds’ Board. The Chairman’s duties include, without limitation, setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and Homestead Advisers, Homestead Financial Services and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with Homestead Advisers, Homestead Financial Services or other service providers (depending on the nature of the risk). The Board has charged Homestead Advisers with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, Homestead Advisers, Homestead Financial Services or other service providers.
Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through Homestead Advisers, Homestead Financial Services and other service providers, including subadvisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and Fund counsel, as appropriate, regarding risks faced by the Funds, Homestead Advisers and Homestead Financial Services
Committees of The Board
The Board of Homestead Funds has an Audit Committee (the Audit Committees of the Corporation and Trust together, the "Audit Committee") and a Compensation Committee (the Compensation Committees of the Corporation and Trust together, the "Compensation Committee"). The duties of these two committees and their present membership are as follows:
Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent registered public accounting firm at least twice annually to oversee and to assist the Board in fulfilling its oversight responsibilities of:
•
the Funds’ accounting and financial reporting processes and internal controls;
•
the quality and objectivity of the Funds’ financial statements and the independent audit thereof;
•
the Funds’ system of internal accounting and financial controls;
•
the Funds’ compliance with legal and regulatory requirements; and
•
the independent auditors’ qualifications, performance and independence.
Mr. Johnson is the Chairman of the Audit Committee, Ms. Dellinger is Vice Chair of the Audit Committee, and Ms. McKinney and Messrs. Marinello, Meyer, Perna, Petersen, Rose, and Tonetti are members of the Audit Committee. The Audit Committee met two times during the fiscal year ended December 31, 2022.
Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Mses. Dellinger and McKinney and Messrs. Johnson, Marinello, Perna, Petersen, Rose, and Tonetti are members of the Compensation Committee. The Compensation Committee met twice during the fiscal year ended December 31, 2022.
The table below shows the dollar range of Fund shares owned by each Director of Homestead Funds as of December 31, 2022.
Name Of Director	Dollar Range Of Equity Securities In The Funds	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Director In Family Of Investment Companies[1]
Anthony M. Marinello
Daily Income Fund
$1 - $10,000
Short-Term Bond Fund
$10,000 - $50,000
Growth Fund
$10,000 - $50,000
Value Fund
$50,001 - $100,000
Small-Company Stock Fund
$10,001 - $50,000
International Equity Fund
$50,001 - $100,000
Over $100,000

Name Of Director	Dollar Range Of Equity Securities In The Funds	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Director In Family Of Investment Companies[1]
Douglas W. Johnson
Short-Term Bond Fund
$10,001 - $50,000
Intermediate Bond Fund
$10,001 - $50,000
Growth Fund
Over $100,000
Value Fund
Over $100,000
International Equity Fund
Over $100,000
Small-Company Stock Fund
Over $100,000
Over $100,000
James F. Perna	Value Fund $50,001 - $100,000 Small-Company Stock Fund $50,001 - $100,000	Over $100,000
Sheldon C. Petersen	Short-Term Bond Fund Over $100,000 Intermediate Bond Fund Over $100,000 Stock Index Fund Over $100,000 Value Fund Over $100,000 Growth Fund Over $100,000	Over $100,000
Kenneth R. Meyer
Short-Term Bond Fund
Over $100,000
Intermediate Bond Fund
Over $100,000
Rural America Growth & Income Fund
$10,001 - $50,000
Value Fund
Over $100,000
International Equity Fund
Over $100,000
Small-Company Stock Fund
Over $100,000
Over $100,000
Mark Rose	None	None
Peter J. Tonetti	Short-Term Bond Fund $10,001 - $50,000	$10,001-$50,000

Name Of Director	Dollar Range Of Equity Securities In The Funds	Aggregate Dollar Range Of Equity Securities In All Funds Overseen By Director In Family Of Investment Companies[1]
Julie H. Dellinger	Short-Term Bond Fund $1 - $10,000 Intermediate Bond Fund $1 - $10,000 Growth Fund $1 - $10,000 Value Fund $1 - $10,000 International Equity Fund $1 - $10,000 Small-Company Stock Fund $1 - $10,000	$10,000-$50,000
Judith H. McKinney	None	None
Mark D. Santero	Short-Term Bond Fund Over $100,000 Intermediate Bond Fund $50,001 - $100,000 Value Fund Over $100,000 Small-Company Stock Fund $50,001 - $100,000 Rural America Growth & Income Fund $10,001 - $50,000	Over $100,000
(1)
Family of Investment Companies includes Homestead Funds, Inc. and Homestead Funds Trust.
Director Experience and Qualifications
As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:
•
Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors of the Corporation, on which he has served since 1990. He is also an Independent Trustee and the Chairman of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.
•
Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors of the Corporation, on which he has served since 2003. He is also an Independent Trustee and the Chairman of the Audit Committee of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative (the “Cooperative”) in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board believes that Mr. Johnson’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.
•
Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors of the Corporation, on which he has served since 2005. He is also an Independent Trustee and the Chairman of the Compensation Committee of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019.Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.
•
Mr. Marinello is an Independent Director of the Board of Directors of the Corporation since 2011 and has served as a Director of the Corporation since 1990. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for

Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.
•
Mr. Petersen is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2005. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. Mr. Petersen served as the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, from 1995 to 2021, and had been with the company since 1983. The Board believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.
•
Mr. Rose is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2005. He is a public affairs consultant. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. From 2002 until 2017, Mr. Rose was the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas. As the former CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board believes that Mr. Rose’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.
•
Mr. Tonetti is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2010. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.
•
Mr. Santero is the President and Chief Executive Officer of the Corporation and is an Interested Director of the Board of Directors of the Corporation, which he joined in 2018. He is also the President and Chief Executive Officer of the Trust and is an Interested Trustee of the Board of Trustees of the Trust, since its inception in 2019. Mr. Santero is a Director and the Chief Executive Officer and President of Homestead Advisers. Prior to joining Homestead Advisers, Mr. Santero served as the Chief Executive Officer of The Dreyfus Corporation from 2016 until 2017 and the Chief Operating Officer of BNY Mellon Investment Management from 2014 to 2016. Prior to this, Mr. Santero held various roles at Oppenheimer Funds Distributor, Inc. and Tremont Group Holdings, Inc., subsidiaries of Oppenheimer Funds, Inc, where he most recently served as a Managing Director and the Head of Private Client and Trust Banking Group from 2010 to 2014. The Board believes that Mr. Santero’s extensive asset management background contributes to the general knowledge and diversity of the Board.
•
Ms. Dellinger is an Independent Director of the Board of Directors of the Corporation, on which she has served since 2019. She is also an Independent Trustee of the Trust, on which she has served since 2019. Ms. Dellinger is also Vice Chair of the Audit Committee and has served in this position since 2021. Since 2017, Ms. Dellinger has served as the Chief Executive Officer of Westminster Investment Consultants, an investment consultancy firm providing services to institutional clients regarding investment program and product design, implementation and management, including fiduciary and governance matters. From 1998 until 2017, Ms. Dellinger was a Managing Vice President of ICMA Retirement Corporation, a $50+ billion investment management and retirement services firm, where she served on the senior management team and was the executive responsible for managing the activities of the firm’s investment advisory subsidiary. The Board has determined that Ms. Dellinger is an “audit committee financial expert” as defined by the SEC.
•
Ms. McKinney is an Independent Director of the Board of Directors of the Corporation, on which she has served since 2019. She is also an Independent Trustee of the Trust, on which she has served since 2019. Prior to her retirement in 2019, Ms. McKinney was an Executive Vice President and Manager with Callan, LLC’s institutional consulting group, where she oversaw the sales and maintenance of relationships with over 180 investment management firm clients with assets ranging from $5 billion to $7 trillion. During her tenure at Callan, Ms. McKinney was also focused on strategic assignments for senior management and boards of directors of investment management firms.
Compensation
The Directors serve on the Boards of each of the Corporation and the Trust. The Homestead Funds hold joint meetings of their Boards whenever possible. The Homestead Funds pays each Independent Director an annual retainer, as well as a per meeting fee, as follows.

ANNUAL RETAINER
Independent Board Chair	$87,000
Audit Committee Chair	$75,000
Audit Committee Vice Chair	$72,500
Compensation Committee Chair	$75,000
Non-chair Independent Director	$70,000
PER MEETING FEE
Regular or Special Board Meeting	$6,000
Audit Committee Meeting	$4,000
Compensation Committee Meeting	$1,500
As set forth in the table below, the Homestead Funds paid the following compensation to its Directors during the year ended December 31, 2022.
Name Of Person, Position	Aggregate Compensation From Homestead Funds, Inc. (Including Voluntary Deferred Compensation)[1]	Aggregate Compensation From Homestead Funds Trust (Including Voluntary Deferred Compensation)[1]	Pension Or Retirement Benefits Accrued As Part Of Corporation Expenses	Total Compensation From Homestead Funds And Fund Complex[2] Paid To Directors[3]
James F. Perna Director and Chairman of the Board	$ 121,226	6,774	N/A	$ 128,000
Douglas W. Johnson[4] Director and Chairman of the Audit Committee	$ 109,861	6,139	N/A	$ 116,000
Kenneth R. Meyer[4] Director and Chairman of the Compensation Committee	$ 109,861	6,139	N/A	$ 116,000
Julie H. Dellinger Director and Vice Chair of the Audit Committee	$ 107,494	6,006	N/A	$ 113,500
Mark Rose Director	$ 105,126	5,874	N/A	$ 111,000
Peter Tonetti Director	$ 105,126	5,874	N/A	$ 111,000
Anthony M. Marinello[4] Director	$ 105,126	5,874	N/A	$ 111,000
Judith H. McKinney Director	$ 105,126	5,874	N/A	$ 111,000
Sheldon C. Petersen Director	$ 105,126	5,874	N/A	$ 111,000
Mark D. Santero Director[5]	N/A	N/A	N/A	N/A
(1)
Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.
(2)
Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.
(3)
Payment of compensation to the directors is allocated to each Fund according to each Fund’s assets under management.
(4)
The total amount of deferred compensation accrued by the Fund Complex (plus earnings thereon) through the fiscal year ended 2022 for participating directors is as follows: Mr. Johnson ($14,821), Mr. Marinello ($199,550) and Mr. Meyer ($747,355). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund Complex until paid to the directors.
(5)
Mr. Santero is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with Homestead Advisers and its affiliates. The Homestead Funds do not pay any fees to the Interested Director.

Master/Feeder Structure
The Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Stock Index Fund is a “feeder fund” into the Master Portfolio. If another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that may be available through investment in the Master Portfolio may not be fully achieved. The Stock Index Fund may withdraw its investment in the Master Portfolio only if the Funds’ Board determines that such action is in the best interests of the Stock Index Fund and its shareholders. Prior to any such withdrawal, the Board would consider alternative investments, including investing all of the Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and the Master Portfolio.
The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.
Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Stock Index Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.
Code of Ethics
Homestead Funds, Homestead Advisers, and Homestead Financial Services, as well as Invesco, T. Rowe Price, and Harding Loevner, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Funds.
Proxy Voting Policies and Procedures
The Board, on behalf of Homestead Funds, has delegated proxy voting responsibility for securities held by the Funds to Homestead Advisers as part of its management and administration of the Funds. Except with respect to the International Equity Fund and the Growth Fund, Homestead Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight.
Pursuant to the subadvisory agreement between Homestead Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of Homestead Advisers and the Board. Pursuant to the subadvisory agreement between Homestead Advisers and Harding Loevner, Harding Loevner will vote proxies for the International Equity Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of Homestead Advisers and the Board.
Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at sec.gov.
Principal Holders of Securities
Except as noted below, as of March 31, 2023, to the best of Homestead Funds’ knowledge, no persons own of record 5% or more of any class of shares of a Fund. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Management Agreement with Homestead Advisers.
Fund Name	Name And Address	Percent Of Fund Ownership As Of March 31, 2023
Daily Income Fund	Homestead Advisers Corp.	6.37%

Fund Name	Name And Address	Percent Of Fund Ownership As Of March 31, 2023
Intermediate Bond Fund		5.91%
	Reliance Trust Company(1)
	National Information Solutions Cooperative P.O. Box 728, Mandan, ND 58554-0728	8.78%
	Horry Electric Cooperative P.O. Box 119, Conway SC 29528-0119	5.69%
	Northern Virginia Electric Cooperative P.O. Box 2710, Manassas VA 20108-0875	5.49%
Rural America Growth & Income Fund	Homestead Advisers Corporation 4301 Wilson Blvd, Arlington VA 22203-4419	10.87%
Value Fund	Pershing, LLC(1) Jersey City, NJ 07399-0001	5.44%
Small-Company Stock Fund
	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) Omaha, NE 68103-2226	10.09%
	Charles Schwab & Co, Inc. for the Exclusive Benefit of Our Customers(1) San Francisco, CA 94105-1905	6.38%
	National Financial Services LLC for the Exclusive Benefit of Our Customers(1) Jersey City, NJ 07310-2010	6.65%
(1)
The Fund’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund’s transfer agent. The beneficial owners of these shares are the individual and other investors who maintain accounts within these broker-dealer intermediaries.
Management Ownership
As of March 31, 2023, Directors and officers of the Funds as a group owned approximately 1.1% of the outstanding shares of the Short-Term Bond Fund. As a group, they owned less than 1.0% of the outstanding shares of all of the other Funds.
Investment Management and Other Services
Homestead Advisers
Homestead Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund pursuant to separate Investment Management Agreements that have been approved by the Board of Homestead Funds, including a majority of Independent Directors. Homestead Advisers was launched in 1990 and, as of December 31, 2022, managed approximately $7.0 billion for mutual funds and private advisory clients. Prior to May 1, 2022, Homestead Advisers was named “RE Advisers Corporation.” The directors and the principal executive officers of Homestead Advisers are Mark D. Santero, Amy DiMauro, Jeffrey Connor, Beth Civerolo, Danielle C. Sieverling, and Jeremy Sperlazza.
Homestead Advisers is a direct subsidiary of Homestead Financial Services Corp., which is a wholly-owned subsidiary of NRECA United Holdings, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.
Homestead Advisers is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, investment program, policies and restrictions, that may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, investment program, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Homestead Funds may impose by notice in writing to Homestead Advisers; (3) make all determinations as to the purchase and sale of portfolio securities, including advising the Board as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement; (5) furnish the Board with periodic reports concerning Homestead Advisers’ economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers; (7) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement (8) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by a Fund; and (9) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Daily Income Fund, Growth Fund and the International Equity Fund, Homestead Advisers shall also (1) supervise and monitor the investment activities of any subadviser approved for a Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of Homestead Advisers and the Board.
In addition, Homestead Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to Homestead Funds including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. Homestead Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which Homestead Advisers believes would be helpful to the Funds. Homestead Advisers has entered into an administration agreement with the Stock Index Fund pursuant to which it provides the Fund with the foregoing administrative services.
Under Master Services Agreements by and between NRECA and Homestead Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to Homestead Financial Services and Homestead Advisers. Additionally, Homestead Advisers pursuant to a Master Services Agreement with Homestead Financial Services has agreed to provide qualified personnel as requested by Homestead Financial Services to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of Homestead Funds. Homestead Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of Homestead Advisers) to serve as directors, officers, or members of any committees of the Board of Homestead Funds. As between Homestead Funds and Homestead Advisers, Homestead Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by Homestead Advisers.
The SEC has issued an exemptive order that permits Homestead Advisers, subject to certain conditions and oversight by the Board, to enter into subadvisory agreements with one or more unaffiliated subadvisers approved by the Directors but without the requirement of shareholder approval. Under the terms of this exemptive order, Homestead Advisers is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board but without shareholder approval, to operate under a manager of managers structure including hiring new unaffiliated subadvisers for each Fund, changing the terms of the subadvisory agreement for an unaffiliated subadviser, or continuing the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement, provided that Homestead Advisers provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. Homestead Advisers, subject to oversight by the Directors, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Homestead Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser’s performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of each Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated subadvisers selected by Homestead Advisers are subject to shareholder approval. This arrangement has been approved by the Board and the shareholders of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund. Accordingly, each of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund may rely on the exemptive order. As of the date of this SAI, the Small-Company Stock Fund has not received shareholder approval to rely on the exemptive order.
As compensation for its services and for the expenses which it assumes, the Funds pay Homestead Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:
Fund(1)	Rate
Daily Income Fund(2)	.40% of average daily net assets
Short-Term Government Securities Fund	.45% of average daily net assets
Short-Term Bond Fund(3)	.60% of average daily net assets up to $500 million; 0.50% of average daily net assets up to the next $500 million; and 0.40% of average daily net assets in excess of $1 billion

Intermediate Bond Fund	.60% of average daily net assets up to $500 million; .50% of average daily net assets up to the next $500 million; and .45% of average net assets in excess of $1 billion
Rural America Growth & Income Fund	.65% of average daily net assets up to $500 million; .50% of average daily net assets up to the next $500 million; and .40% of average net assets in excess of $1 billion
Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million
Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million
International Equity Fund
.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and
.50% of average net assets in excess of $500 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million
(1)
As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays Homestead Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.
(2)
Prior to May 1, 2021, the Fund paid Homestead Advisers an investment management fee at the rate of .50% of the Fund’s average daily net assets.
(3)
Prior to January 1, 2023, the Fund paid Homestead Advisers an investment management fee at the rate of 0.60% of the Fund’s average daily net assets at all asset levels.
The management fees or administration fees before waivers, charged by Homestead Advisers to each operational Fund during the three years ended December 31, 2022, 2021 and 2020 were as follows:
Fund	2022	2021	2020
Daily Income Fund	$782,525	$765,769	$879,264
Short-Term Government Securities Fund	$324,367	$384,904	$346,874
Short-Term Bond Fund	$3,066,934	$3,435,230	$3,272,431
Intermediate Bond Fund	$817,604	$788,059	$346,234
Rural America Growth & Income Fund(1)	$42,905	$15,491	N/A
Stock Index Fund(2)	$510,174	$542,067	$413,149
Value Fund	$4,443,671	$4,757,960	$4,126,599
Growth Fund	$1,803,512	$2,280,714	$1,695,833
International Equity Fund	$632,198	$747,368	$576,055
Small-Company Stock Fund	$2,156,217	$2,557,220	$2,183,222
(1)
The Rural America Growth & Income Fund commenced operations on May 1, 2021.
(2)
Administration fees paid to Homestead Advisers.
The Funds have entered into a contractual Expense Limitation Agreement with Homestead Advisers. The Expense Limitation Agreement provides that to the extent that the Operating Expenses incurred by a Fund through the date listed below, exceed the amount set forth below (the “Operating Expense Limit”), such excess amount will be the liability of Homestead Advisers. The term “Operating Expenses” includes all operating expenses incurred by a Fund, including, but not limited to, (i) in the case of a Fund other than the Stock Index Fund, the Management Fee, and (ii) in the case of the Stock Index Fund, the Administrative Fee and the fees indirectly incurred by the Stock Fund Index Fund through its investment in the Master Portfolio. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest: (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of a Fund’s business; and (vi) in the case of each Fund other than the Stock Index Fund, acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.
Fund	Operating Expense Limit	Expiration Date
Daily Income Fund	0.60%	April 30, 2024
Short-Term Government Securities Fund	0.75%	April 30, 2024
Short-Term Bond Fund	0.80%	April 30, 2024
Intermediate Bond Fund	0.80%	April 30, 2024
Rural America Growth & Income Fund	1.00%	April 30, 2024
Stock Index Fund	0.75%(1)	April 30, 2024
Value Fund	1.25%	April 30, 2024
Growth Fund	1.00%	April 30, 2024
International Equity Fund	1.00%	September 23, 2023
Small-Company Stock Fund	1.50%	April 30, 2024
(1)
The Operating Expense Limit with respect to the Stock Index Fund applies to all operating expenses incurred by the Stock Index Fund, including, but not limited to, expenses indirectly incurred by the Stock Index Fund through its investment in the Master Portfolio.
Additionally, for the Daily Income Fund, in light of economic and market conditions, effective on August 14, 2009, Homestead Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, Homestead Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.
The management fees or administration fees waived or reimbursed by Homestead Advisers for each operational Fund during the three years ended December 31, 2022, 2021 and 2020 were as follows:
Fund	2022	2021	2020
Daily Income Fund	$224,316	$765,769[1]	$711,511
Short-Term Government Securities Fund	$34,324	$33,855	$48,176
Short-Term Bond Fund	$—	$—	$—
Intermediate Bond Fund	$100,416	$142,341	$194,366
Rural America Growth & Income Fund	$42,905[2]	15,491[3]	$—
Stock Index Fund	$—	$—	$—
Value Fund	$—	$—	$—
Growth Fund	$—	$—	$—
Small-Company Stock Fund	$—	$—	$—
International Equity Fund	$134,027	$193,888	$193,893
(1) In addition to the management fee waivers reflected above, Homestead Advisers reimbursed certain expenses of the Daily Income Fund in the amount of $390,306 in 2021.
(2) In addition to the management fee waivers reflected above, Homestead Advisers reimbursed certain expenses of the Rural America Growth & Income Fund in the amount of $79,588 in 2022.
(3) In addition to the management fee waivers reflected above, Homestead Advisers reimbursed certain expenses of the Rural America Growth & Income Fund in the amount of $82,544 in 2021. The Rural America Growth & Income Fund commenced operations on May 1, 2021.
INVESCO
Invesco, located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309, serves as the subadviser to the Daily Income Fund. Invesco manages the investment and reinvestment of the assets of the Daily Income Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2022, Invesco Ltd. managed approximately $1.4 trillion in assets.
Pursuant to a subadvisory agreement with Homestead Advisers, Invesco furnishes a continuous investment program for the Daily Income Fund and manages the Daily Income Fund’s portfolio on a day-to-day basis, subject to the overall supervision of Homestead

Advisers and the Board. For its subadvisory services to the Daily Income Fund, Homestead Advisers has agreed to pay Invesco a fee calculated using the monthly rates below, applied to the net assets of the Daily Income Fund:
0.08% of the Fund’s average daily net assets up to and including $100 million; and
0.03% of the Fund’s average daily net assets in excess of $100 million.
For the fiscal years ended December 31, 2022 and 2021, Homestead Advisers paid Invesco subadvisory fees of $83,185 and $31,194, respectively. For the fiscal year ended December 31, 2020, Homestead Advisers did not pay Invesco any subadvisory fees.
T. Rowe Price
T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2022, T. Rowe Price managed approximately $1.27 trillion in assets.
Pursuant to a subadvisory agreement with Homestead Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the overall supervision of Homestead Advisers and the Board. For its subadvisory services to the Fund, Homestead Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:
Market Value of Assets	Annual Fee
First $50 Million	50.00 bps**
Next $50 Million	40.00 bps
When assets reach $100 Million*	40.00 bps on all assets
When assets reach $200 Million*	33.00 bps on all assets
When assets reach $500 Million*	32.50 bps on all assets
When assets reach $1 Billion*	30.00 bps on all assets
When assets exceed $1 Billion	29.00 bps on assets over $1 Billion
When assets reach $2 Billion*	29.00 bps on all assets
When assets exceed $3 Billion	27.50 bps on assets over $3 Billion
*
A transactional credit is applied to the fee schedule as assets approach or fall below this breakpoint.
**
T. Rowe Price has contractually agreed to waive the first breakpoint of 0.50% until the Fund’s net assets reach the next breakpoint.
Prior to April 1, 2023, Homestead Advisers paid T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:
0.50% of the first $50 million;*
0.40% of the next $50 million;
0.40% on all assets when assets exceed $100 million; and
0.375% on assets above $250 million.
*
T. Rowe Price has contractually agreed to waive the first breakpoint of 0.50% until the Fund’s net assets reach the next breakpoint.
For the fiscal years ended December 31, 2022, 2021 and 2020, Homestead Advisers paid T. Rowe Price subadvisory fees of $1,111,808, $1,409,822, and $1,044,877, respectively.
Harding Loevner Lp
Harding Loevner serves as subadviser to the International Equity Fund. Harding Loevner is an asset management firm founded in 1989 and located at 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807. As of December 31, 2022, Harding Loevner managed $55.6 billion in assets.
Pursuant to a subadvisory agreement with Homestead Advisers, Harding Loevner furnishes a continuous investment program for the Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the overall supervision of Homestead Advisers and the Board. For its subadvisory services to the Fund, Homestead Advisers has agreed to pay Harding Loevner 0.50% of the Fund’s average daily net assets, calculated monthly. Prior to April 1, 2023, Homestead Advisers paid Harding Loevner 0.55% of the Fund’s first $100 million daily net assets and 0.50% on the Fund’s daily net assets above $100 million, calculated monthly.

For the fiscal years ended December 31, 2022, 2021, and 2020, Homestead Advisers paid Harding Loevner subadvisory fees of $463,612, $547,354, and $422,440, respectively.
Portfolio Managers
Homestead Advisers
Other Accounts Managed
The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2022.
Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Mauricio Agudelo	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$1,813 million
	Other Accounts	5	$113 million
Mark Iong	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$2,624 million
	Other Accounts	1	$40 million
Ivan Naranjo	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$1,813 million
	Other Accounts	5	$113 million
James A. Polk	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$2,624 million
	Other Accounts	1	$40 million
None of the accounts above pay a performance-based advisory fee.
Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.
Compensation of Portfolio Managers
Homestead Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and Homestead Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and make recommendations specific to all investment professionals on the investment team’s compensation program. In between formal studies, NRECA internally monitors the portfolio managers’ compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance.
Base pay: Base pay for the portfolio managers is reviewed annually and adjusted as needed based on competitive market base pay data, as reported by national and local salary surveys.
Variable pay: Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on a combination of one-year, three-year, and five-year annual total rates of return before taxes as of December 31. There is also a qualitative factor correlated with the embodiment of NRECA’s core competencies. Certain portfolio managers are eligible to receive a payment on portfolios that they are responsible for managing. The rates of return of each portfolio that the portfolio manager is responsible for managing is compared to the better of either (i) the return of each portfolio’s primary benchmark index as set forth in the portfolio’s investment management agreement or prospectus before taxes or (ii) a designated peer universe, during the applicable period. Performance is taken from independent third-party sources depending on the portfolio and appropriateness of the comparison. The variable pay or “incentive pay” is paid out in the following structure to encourage long-term, consistent performance and commitment to Homestead Advisers business model:  80% cash payment and 20% deferred payment with a 3 year vesting schedule.
Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current Homestead Advisers 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. Additionally, if eligible, a contribution is made on an annual basis representing the replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored defined benefit plan. Eligible participants receive an annual cash payment once normal retirement age is reached or alternatively the full benefit is received upon termination of employment.
Retention Plan: From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Eligible employees will receive deferred payments on an annual basis that vest on a defined schedule.
Other benefits: Homestead Advisers offers a Top Hat Plan, which enables eligible portfolio managers to defer up to 100% of wages, including bonuses. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of compensation. All other benefit plans and programs are available to all employees.
Ownership of Securities
The table below shows the dollar range of Fund shares as of December 31, 2022 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.
Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Mauricio Agudelo	Short-Term Government Securities Fund None Short-Term Bond Fund None Intermediate Bond Fund $10,001 - $50,000 Rural America Growth & Income Fund $10,001 - $50,000
Mark Iong	Rural America Growth & Income Fund None Value Fund None Small-Company Stock Fund None
Ivan Naranjo	Short-Term Government Securities Fund None Short-Term Bond Fund None Intermediate Bond Fund None Rural America Growth & Income Fund None
James A. Polk	Rural America Growth & Income Fund None Value Fund $100,001 - $500,000 Small-Company Stock Fund $100,001 - $500,000
T. ROWE PRICE
The table below shows information regarding the accounts managed by Mr. Tamaddon, the portfolio manager of the Growth Fund, as of December 31, 2022:
Taymour R. Tamaddon	Total # of Accounts Managed	Total Assets
Registered investment companies	7	$20,057,097,291
Other pooled investment vehicles	64	$22,453,784,243
Other accounts	15	$3,907,591,056

Mr. Tamaddon managed one pooled investment vehicle, with total assets of $106.3 million, that includes a performance fee.
As of December 31, 2022, Taymour R. Tamaddon did not beneficially own any shares of the Growth Fund.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
HARDING LOEVNER
The table below shows information regarding the other accounts managed by the portfolio management team of the International Equity Fund as of December 31, 2022:
Name of Portfolio Manager (1)	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies	4	$15,253,568,207
	Other Pooled Investment Vehicles	7	$2,635,538,046
	Other Accounts	274	$4,468,195,356
Bryan Lloyd	Registered Investment Companies	4	$15,253,568,207
	Other Pooled Investment Vehicles	7	$2,635,538,046
	Other Accounts	274	$4,468,195,356
Patrick Todd	Registered Investment Companies	4	$15,253,568,207
	Other Pooled Investment Vehicles	7	$2,635,538,046
	Other Accounts	274	$4,468,195,356
Andrew West	Registered Investment Companies	4	$15,253,568,207
	Other Pooled Investment Vehicles	7	$2,635,538,046
	Other Accounts	274	$4,468,195,356
Babatunde Ojo	Registered Investment Companies	5	$15,409,758,248
	Other Pooled Investment Vehicles	7	$2,635,538,046
	Other Accounts	274	$4,468,195,356
(1)
Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times for each team member.
As of December 31, 2022, Messrs. Roll, Lloyd, Todd, West and Ojo did not own any shares in the International Equity Fund.

Portfolio Manager Compensation Overview
Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed-upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index before taxes.
All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.
Harding Loevner does not anticipate that management by a portfolio manager of other accounts with a similar investment strategy would conflict with management of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.
Custodian and Transfer Agent
State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies, restrictions and applicable laws.
Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and transaction processing services.
Brokerage Allocation and Other Practices
Homestead Advisers
Fund Transactions
Subject to the general supervision of the Board, Homestead Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. Homestead Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.
Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The broker-dealers Homestead Advisers uses for fixed income and over-the-counter transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

Homestead Advisers has a fiduciary duty to the Funds to seek best execution. To support its duty of best execution, Homestead Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for each of the Funds. The Committee consists of portfolio managers, analysts, the Chief Compliance Officer and representatives from investment operations and compliance. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to review an evaluation of each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, fixed-income trade analysis reports, commission reports and brokerage services provided to determine whether commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.
In selecting a broker-dealer for each specific transaction, Homestead Advisers chooses a broker-dealer from the Committee’s approved broker list that it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to being a market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers. It is Homestead Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of Homestead Funds’ shares. However, Homestead Advisers is not prohibited from using broker-dealers who sell shares of Homestead Funds so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction. Accordingly, the price may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.
In placing orders for each Fund, Homestead Advisers, subject to seeking best execution, may rely on the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) that protects an investment adviser from liability for a breach of fiduciary duty solely on the basis that the investment adviser used client commissions (“soft dollars”) to pay a broker-dealer more than the lowest available commission rate in order to receive a bundle of “brokerage and research services” provided by the broker-dealer (anything more than “pure execution”), if the investment adviser determines in good faith that the amount of the commission was reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the adviser’s overall responsibilities with respect to the accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).
Homestead Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among the investment advisory clients, believing that the research Homestead Advisers receives will help Homestead Advisers to fulfill its overall duty to its investment advisory clients. Homestead Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a Fund may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit the Fund.
The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.
The brokerage commission fees paid to brokers that provided research and other brokerage services to Homestead Advisers during the past three fiscal years are noted below. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams, changes in the total assets of a Fund, and/or the brokerage determinations as described above. None of these brokerage commissions noted in the table below were paid to affiliated brokers.
Fund	Year Ended December 31,
	2022	2021	2020
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$—	$—	$—
Intermediate Bond Fund	$—	$—	$—
Rural America Growth & Income Fund(1)	$1,514	1,384	N/A
Stock Index Fund	$—	$—	$—
Value Fund	$75,355	$99,503	$164,376
Growth Fund	$21,483	$19,040	$17,384
International Equity Fund	$13,964	$14,733	$14,869
Small-Company Stock Fund	$90,091	$179,474	$140,402
(1) The Rural America Growth & Income Fund commenced operations on May 1, 2021.

Homestead Advisers from time to time purchases and sells the same security for clients using the same executing broker. Clients’ interests must always be placed first and foremost, and Homestead Advisers has adopted procedures reasonably designed to seek to prevent an account from being systematically disadvantaged by the aggregation of orders. The aggregation or blocking of client transactions (“bunching”) may allow Homestead Advisers to execute transactions in a more timely, equitable and efficient manner. This practice may enable Homestead Advisers to seek more favorable executions and net prices for the combined order. Homestead Advisers generally allocates bunched trade orders, whether wholly or partially filled, among client accounts at the time of trade after consideration of the clients’ cash availability and need, suitability, investment objectives, limitations and guidelines, the amount of securities purchased or sold, and other factors deemed appropriate in making investment allocation decisions for each client. In certain circumstances, for example, where the quantity of the trade is not immediately known, allocations may occur later in the day. In these instances, clients participating in any bunched trades will receive an average trade price, and transaction costs are expected to be shared equitably over time. If the order at a particular broker is filled at several different prices, through multiple trades, generally all participating accounts will receive the average trade price with respect to the securities purchased or sold and pay the average commission, subject to odd lots and rounding
Initial public offerings (“IPOs”) or new issues are offerings of securities that frequently are of limited size and limited availability. These offerings may trade at a premium above the initial offering price. IPOs, new issues and other desirable but limited opportunities to buy or sell securities are fairly and equitably allocated among clients in a manner that Homestead Advisers considers reasonably designed to be non-preferential and fair and equitable over time, such that no client or group of clients receives consistently favorable or unfavorable treatment and so as not to systematically advantage any firm, personal or related account. Homestead Advisers generally seeks to distribute the securities or selling opportunity proportionately among each client account that will hold or holds the security. However, if the amount of the securities that can be purchased or sold is small, it may not be advantageous to separate the trade proportionately into even smaller amounts for allocation. In this case, Homestead Advisers would keep track of each purchase or sale allocation to seek to ensure each subsequent trade is distributed among the clients in a reasonable manner.
Homestead Advisers may provide non-discretionary investment recommendations for certain strategies to a program sponsor who chooses whether or not to utilize such recommendations in connection with the program sponsor’s management of model portfolio program client accounts. The program sponsor, not Homestead Advisers, is the investment adviser for accounts of clients of such programs, and is responsible for executing trades for its clients. Depending on the time when a program sponsor begins trading based on Homestead Advisers’ recommendations, the program sponsor may effect transactions at prices that are more or less favorable than those at which Homestead Advisers effects transactions for its discretionary clients; trading by program sponsors or their clients may have an adverse effect on Homestead Advisers’ trading for its discretionary clients.
Homestead Advisers does not execute transactions for non-discretionary clients and, in situations in which Homestead Advisers has discretionary and non-discretionary clients invested in the same strategy, Homestead Advisers will execute transactions for its discretionary clients before providing advice to its non-discretionary clients.
The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2022:
Fund	Broker Dealer	Market Value
Short-Term Government	Bank of America	197,663
Short-Term Government	JPMorgan Chase & Co.	86,987
Short-Term Bond Fund	Bank of America	11,967,245
Short-Term Bond Fund	Barclays Capital	1,460,471
Short-Term Bond Fund	Citigroup Inc.	2,086,530
Short-Term Bond Fund	Goldman Sachs Group Inc.	2,443,589
Short-Term Bond Fund	JPMorgan Chase & Co.	7,460,369
Short-Term Bond Fund	Morgan Stanley	3,329,658
Short-Term Bond Fund	Wells Fargo	9,805,441
Intermediate Bond Fund	Bank of America	2,213,020
Intermediate Bond Fund	Barclays Capital	383,244
Intermediate Bond Fund	Citigroup Inc.	1,162,728
Intermediate Bond Fund	Goldman Sachs Group Inc.	987,638
Intermediate Bond Fund	JPMorgan Chase & Co.	622,244
Intermediate Bond Fund	Morgan Stanley	716,572
Intermediate Bond Fund	Wells Fargo	1,289,891
Value Fund	JP Morgan Chase & Co.	34,730,693
INVESCO
The subadvisory agreement with Invesco with respect to the Daily Income Fund authorizes Invesco to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund’s portfolio and directs Invesco to use best efforts to obtain the best overall terms available for any transaction for the Fund. Under the subadvisory agreement and as permitted by Section 28(e)

of the Exchange Act and to the extent not otherwise prohibited by applicable law, Invesco may cause the Daily Income Fund to pay a broker-dealer that provides brokerage and research services to Invesco an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if Invesco determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Invesco’s overall responsibilities to the Corporation and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Invesco may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of Invesco’s clients and not solely or necessarily for the benefit of the Daily Income Fund. Invesco attempts to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by Invesco as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Daily Income Fund pays on behalf of the Fund to Homestead Advisers will not be reduced as a consequence of Invesco’s receipt of brokerage and research services. To the extent the Daily Income Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, provided that Invesco determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to Invesco in serving both the Daily Income Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Invesco in carrying out its obligations to the Fund.
Subject to the overriding objective of obtaining the best execution of orders, the Daily Income Fund may use broker-dealer affiliates of Invesco to effect portfolio brokerage transactions under procedures adopted by the Board. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
Harding Loevner
The subadvisory agreement for the management of the International Equity Fund (the “Fund”) authorizes Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund’s portfolio and directs Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the portfolio. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations and accounts may pay more than the lowest commission as a result. Neither Harding Loevner nor any of its officers, affiliates or employees will act as principal or receive any compensation from the Fund’s portfolio in connection with the purchase or sale of investments for the portfolio.
Some securities considered for investment by the Fund’s portfolio also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities is consistent with the investment policies of the Fund’s portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the Fund’s portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to the oversight by Harding Loevner’s Chief Compliance Officer and periodic review by the Fund’s Chief Compliance Officer.
Brokers are selected on the basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services. The types of research received from brokers include print and electronic publications such as business news, company research, industry research, economic research, strategy research and historical market data and other research services such as company meetings, investment conferences, analyst calls and meetings, and research travel logistics. The source of the above types of research can be either proprietary or third-party.
The Fund’s portfolio invests outside the United States and anticipates that its brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although the portfolio seeks the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.

No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.
T. Rowe Price
Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
Portfolio Transactions.
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or portion of the fund’s assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other Price Advisers for certain other trading-related services.

Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account’s trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act (Section 28(e)) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price’s compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price’s investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds’ transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations;

political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price’s policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.
Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price. T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price’s policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price is generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund.
T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients. Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Purchase and Redemption of Fund Shares Being Offered
The shares of each Fund are offered to the public for purchase subject to the requirements described in the prospectus.
As described in the prospectus, redemptions made by phone are typically limited to $50,000 or less per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any one Fund in any one account typically must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, Homestead Financial Services and Homestead Advisers a level of protection against identity fraud. Please contact us if you have a question as to whether your transaction requires a Medallion Stamp Signature Guarantee.
Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including Homestead Advisers and Homestead Financial Services and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.
Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, each of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Homestead Funds Board, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks. Redemptions in-kind are taxable for U.S. federal income tax purposes in the same manner as redemptions for cash.
Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.
In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” Homestead Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.
The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by the Fund is not reasonably practicable, or (B) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.
Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.
Determination of Net Asset Value
The net asset value per share of each Fund is generally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for regular trading (“Valuation Time”). The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.
The net asset value per share of each Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Funds have contracted with State Street to perform the net asset value calculation.
The Board has designated Homestead Advisers as the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities (“Valuation Procedures”). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.
For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Intermediate Bond Fund, Rural America Growth & Income Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, the method for pricing each asset class is noted below.
Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.
Foreign equity securities that are traded on a foreign exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.
Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE or otherwise in accordance with the registered investment company’s prospectus. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value, or if a significant event has occurred that would impact a security’s fair valuation, the security will be priced at fair value by Homestead Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Board.
The net asset value of the Stock Index Fund is the Fund’s ownership percentage of the net assets of the Master Portfolio, plus or minus other assets and liabilities of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed online using the EDGAR database on the SEC’s website at sec.gov.
Distribution of Shares
Pursuant to a Distribution Agreement between the Funds and Homestead Financial Services, Homestead Financial Services serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.
Under the terms of the Distribution Agreement, Homestead Financial Services is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, Homestead Financial Services has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.
As discussed above, NRECA has agreed to provide personnel, property and services to Homestead Financial Services in carrying out its responsibilities and services under its agreement with the Funds. In turn, Homestead Financial Services has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.
Homestead Financial Services will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.
Disclosure of Portfolio Holdings
The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to, among other things, ensure that disclosure of non-public information regarding the Funds’ portfolio holdings is in the best interests of Fund shareholders, and that conflicts between the interests of the Funds’ shareholders and those of Homestead Advisers, Homestead Financial Services, or any affiliated person of the Funds, Homestead Advisers or Homestead Financial Services are adequately considered. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the Funds’ procedures.
Public Disclosure
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on the Funds’ website, as well as through public filings on the SEC website.
Homestead Funds’ Website: homesteadfunds.com
Each Fund, other than the Daily Income Fund, discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, the complete schedule of investments for each Fund, other than the Daily Income Fund, following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the monthly portfolio holdings for the Daily Income Fund are posted to the Funds’ website monthly within five business days of month end.
In addition to the public disclosure of portfolio holdings as required by law, a Fund may make its portfolio holdings publicly available on the Homestead Funds’ website in such scope and form and with such frequency as Homestead Advisers may reasonably determine and as described in the Fund’s prospectus or SAI.
SEC’s EDGAR Database: sec.gov
The Funds, other than the Daily Income Fund, file quarterly portfolio information on the EDGAR database on the SEC’s website on Form N-PORT (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. The Daily

Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.
A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on the Homestead Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on the Homestead Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Homestead Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.
Release of Portfolio Holdings to Fund Service Providers and Other Third Parties
In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, subadvisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which Homestead Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. A Fund or Homestead Advisers may, to the extent permitted under applicable law, and in accordance with the Funds’ policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar, Lipper Analytical Services, MSCI, Bloomberg PORT, and FactSet, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients’ issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.
The Funds will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund’s other shareholders, and does not perceive any conflicts of interest. In these situations, Homestead Funds requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.
The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of Homestead Advisers, Homestead Financial Services, or any affiliated person thereof or of the Funds are considered.
The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.
The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Homestead Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.
U.S. Federal income Taxes
The following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Stock Index Fund invests substantially all of its assets in Master Portfolio, and so substantially all of Stock Index Fund’s income will be as a result of income allocated to it by Master Portfolio. Therefore, as applicable, references to the U.S. federal income tax treatment of Stock Index Fund, including to the assets owned, income earned by or decisions made by or on behalf of Stock Index Fund, will be to or will include Master Portfolio, and, as applicable, the assets owned by, income earned by or decisions made by or on behalf of Master Portfolio.

Taxation of the Funds
Each Fund has elected or intends to elect to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below)(in each case, such income is “qualifying income”);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership, such as Master Portfolio, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to certain capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their

U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.
Fund Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, rather than the calendar year in which the distributions are declared, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals and other non-corporate shareholders at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
As required by federal law, detailed federal income tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund), in which case the excess generally will be treated as a return of capital, which will be tax-free to a shareholder, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital distribution reduces a shareholder’s basis in his, her or its shares, and thus reduces any loss or increases any gain on a subsequent sale of such shares.
While a Fund's net capital losses for any year cannot be passed through to shareholders, any such losses incurred by a Fund may be carried forward indefinitely to offset future capital gains of the Fund. Any such carryforward losses will retain their character as short-term or long-term. A Fund must apply such carryforwards first against gains of the same character. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to shareholders.
“Qualified dividend income” received by an individual or other non-corporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company under the Code or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by an individual or other non-corporate shareholder, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
If a Fund receives dividends from an investment company that qualifies as a RIC (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if Stock Index Fund is allocated qualified dividend income from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual and other non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund's investment in an MLP, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
If a Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if Stock Index Fund is allocated such dividends from Master Portfolio, which is treated as a partnership for U.S. federal income tax purposes (see “Stock Index Fund’s Investment in Master Portfolio” below), then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals, estates and certain trusts, in each case to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid for such shares. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.
Sale, Exchange or Redemption of Shares
The sale, exchange or redemption of shares of a Fund generally will give rise to a gain or loss, but it is not expected that any gain or loss will be realized in respect of the sale, exchange or redemption of Daily Income Fund shares because of that Fund’s policy to maintain its net asset value at a constant $1.00 per share. However, there can be no assurance that the Fund will be able to maintain a stable share price. In general, except with respect to shareholders of the Daily Income Fund who elect the simplified NAV method of accounting (discussed below), any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities are acquired within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.
Under U.S. Treasury regulations, a shareholder of the Daily Income Fund may elect a simplified method for determining gain or loss on Fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on Fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder’s Fund shares during the computation period. A shareholder’s gain or loss generally equals (i) the aggregate fair market value of the shareholder’s shares in the Fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder’s shares at the end of the prior computation period, (iii) minus the shareholder’s “net investment” in the Fund for the computation period. A shareholder’s net investment is the aggregate cost of Fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of Fund shares during the same period. The computation period may be the shareholder’s taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.
Stock Index Fund’s Investment in Master Portfolio
Stock Index Fund invests substantially all of its assets in Master Portfolio. Because Master Portfolio is treated as a partnership for U.S. federal income tax purposes, Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of Master Portfolio so as to reflect the Fund’s interest in Master Portfolio. Stock Index Fund will be required to include such allocations in its income for any partnership taxable year ending within or with Stock Index Fund’s taxable year, regardless of whether or not Master Portfolio distributes any cash to Stock Index Fund in such year.
As a result, whether Stock Index Fund meets the 90% gross income and asset diversification tests described above will depend on whether Master Portfolio operates as it intends, i.e., in a manner that allows Stock Index Fund to meet the foregoing tests. If, in any year, Master Portfolio were to fail to operate as intended, Stock Index Fund would as a result itself fail to qualify as a RIC. If Stock Index Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, it would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level, and the resulting taxes could substantially reduce Stock Index Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, Stock Index Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions Relevant to the Stock Index Fund
The Master Portfolio may invest in derivatives. Because the Master Portfolio is treated as a partnership for U.S. federal income tax purposes, the Stock Index Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the Master Portfolio, including with respect to the Master Portfolio’s investments in derivatives.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Funds’ options transactions, if any, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
A Fund’s direct investments in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including certain hybrid instruments discussed above, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Certain of a Fund’s investments in derivative and foreign currency-denominated instruments are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Securities Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.
Higher-Risk Securities
To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction or qualified dividend income treatment to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests of REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Certain of a Fund’s investments in foreign-currency denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Taxation
Income, proceeds and gains received by the Funds, directly or indirectly, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.
If more than 50% of a Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. International Equity Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if a Fund is eligible to make such election for a given year, it may determine not to do so.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. A Fund is also required to begin backup withholding if instructed by the IRS to do so.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
To comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act, shareholders may be required to provide tax-related certifications, information or other documentation, including an IRS Form W-9. If a shareholder does not provide such IRS form and other certifications, information or documentation, that shareholder may be subject to withholding taxes on distributions.
Cost Basis Reporting
Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells, redeems or exchanges shares acquired, including through dividend reinvestment, on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.
To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is generally the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. Ultimus supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his, her, or its individual needs. Homestead Funds’ default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decides to elect the Funds’ default method of average cost, no action is required on the part of the shareholder.
For shares acquired on or after January 1, 2012, if a shareholder changes his, her, or its cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. Ultimus is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, Ultimus will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by Ultimus and not transmitted to the IRS.

Shares and Voting Rights
Homestead Funds, Inc.
The capitalization of Homestead Funds, Inc. consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of the date of this prospectus, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund.
Shareholders of each Fund are entitled to one vote per full share and a fractional share shall be entitled to a proportional fractional vote; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.
There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.
As a Maryland corporate entity, the Corporation is not required and has no current intention to hold annual meetings of shareholders but will hold special meetings of shareholders as required by the Corporation's organizational documents or when in the judgment of the Directors it is necessary or desirable to submit matters for a shareholder vote. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast generally in the election of Directors, remove any Director or Directors from office, either with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.
Homestead Funds Trust
The Declaration of Trust of Homestead Funds Trust, as may be amended from time to time (the “Declaration of Trust”), is on file with the Secretary of The Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Each share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as provided in the Trust’s Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
There shall be no cumulative voting in the election of Trustees. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors.
Under the Declaration of Trust, the Trustees have the authority to create shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Intermediate Bond Fund and the Rural America Growth & Income Funds are the only series of the Trust. To the extent permissible by law, additional series may be added in the future.
Each shareholder is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights in the election of Trustees. As a Massachusetts business trust, the Trust is not required and has no current intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders as required by the Trust's organizational documents or when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.
Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the property of the applicable series of the Trust for any loss to which the shareholder may become subject by reason of being or having been a shareholder of that series and not because of his or her acts or omissions or for some other reason.
The Declaration of Trust further provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser, sub-adviser, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, in connection with the affairs of a Fund, except if the liability arises from his or her own bad faith, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
With the exceptions stated, the Declaration of Trust provides that the Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) are entitled to be indemnified against all liability in connection with the affairs of a Fund.

Principal Underwriter
Homestead Financial Services Corp., located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Funds’ Principal Underwriter. Pursuant to Distribution Agreements between each of the Corporation and Trust and Homestead Financial Services, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, Homestead Financial Services as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. Homestead Financial Services wholly owns Homestead Advisers. Prior to May 1, 2022, Homestead Financial Services Corp. was named “RE Investment Corporation.”
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, whose address is 655 New York Ave. NW, Washington, D.C. 20001, is the independent registered public accounting firm for Homestead Funds.
The audited financial statements for the fiscal year ended December 31, 2022 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2022 (with respect to Homestead Funds Inc. and Homestead Funds Trust). The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com.
The annual report to shareholders dated December 31, 2022 for the Master Portfolio is available without charge upon request by contacting BFA at 800.882.0052. PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Master Portfolio.
Legal Matters
Vedder Price P.C. serves as counsel to the Funds, and is located at 1401 New York Avenue NW, Suite 500, Washington, District of Columbia 20005.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS ASSIGNED BY
S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.
STANDARD & POOR’S CORPORATION —
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A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.
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Issue Credit Ratings Definition
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An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
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Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
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Long-Term Issue Credit Ratings*
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Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.
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The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
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An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
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AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
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AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
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A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
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BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
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BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
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BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
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B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
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CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
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CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
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C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
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D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
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*
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
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Short-Term Issue Credit Ratings
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A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
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A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
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A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
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B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
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C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
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D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
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SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.
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Municipal Short-Term Note Ratings
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An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
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Note rating symbols are as follows:
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SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
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SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
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SP-3. Speculative capacity to pay principal and interest.
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D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
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Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
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Active Qualifiers
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S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
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Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
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Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
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Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
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Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
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Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
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MOODY’S INVESTORS SERVICE, INC. —
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A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
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Global Rating Scales
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Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short- term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
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Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
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Global Long-Term Rating Scale
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Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
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Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
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A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
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Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
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Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
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B. Obligations rated B are considered speculative and are subject to high credit risk.
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Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
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Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
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C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
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By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
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Global Short-Term Rating Scale
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P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
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P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
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P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
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NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
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Short-Term Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
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The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG1 through MIG3 - while speculative grade short-term obligations are designated SG.
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MIG Scale
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MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
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MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
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MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
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Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price- upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
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VMIG Scale
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VMIG 1
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This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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VMIG 2
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This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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VMIG 3
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This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
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SG
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This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Other Rating Symbols
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Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.
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For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.
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Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.
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Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.
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Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.
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Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
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Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.
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Appendix B
Homestead Advisers Corp.
Proxy Voting Policies and Procedures
Effective August 6, 2003
Amended March 17, 2005, November 2007, January 1, 2011,
November 29, 2011, July 1, 2013, June 18, 2014, July 11, 2015, January 20, 2018, April 26, 2018, March 27, 2019, December 15, 2021 and March 16, 2022
Introduction
Homestead Advisers Corporation (the “Corporation”) has a fiduciary duty to act in the best interest of its clients and must not place its own interests ahead of its clients. The Corporation’s clients currently include: Homestead Funds, Inc. and Homestead Funds Trust, (collectively the “Funds”), employee benefit plans subject to Employee Retirement Income Security Act of 1974 (“ERISA Clients”) and other advisory clients (collectively referred to as “Clients”). Each Client’s agreement with the Corporation describes the Corporation’s proxy voting responsibilities with respect to that Client, under which the Corporation generally votes proxies related to the investment portfolio securities in a Client’s account unless a Client has expressly reserved the authority to vote such proxies or if the Corporation determines that the cost of voting the proxy exceeds the expected benefit to the Client (e.g., casting a vote on a foreign security that could involve additional costs). Currently, the Corporation votes proxies for all Clients.1
The best interest of Clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Corporation and Clients with respect to proxy voting are resolved in the best interests of Clients.
The Corporation has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), and applicable law and regulatory guidance.
Proxy Voting Procedures
A. Clients for Which the Corporation Has Proxy Voting Responsibility
The Corporation exercises responsibility for voting proxies with respect to securities selected by the Corporation and held in Client accounts. The Corporation’s standard investment advisory agreement provides that the Corporation is responsible for proxy voting unless the Client has directed the Corporation to the contrary in writing.
In the case of ERISA Clients, where authority to manage plan assets has been delegated to the Corporation, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed the Corporation has expressly reserved to itself or another named fiduciary its proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:
be in writing;
state that the Corporation is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).
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1. As provided in the Third Party Feeder Fund Agreement among Homestead Funds, Inc., RE Investment Corporation, and the S&P 500 Index Master Investment Portfolio (“MIP”) dated as of July 18, 2007, as amended from time to time, if requested to vote on matters pertaining to the MIP, the Stock Index Fund will either seek instructions from its shareholders with regard to the voting of all proxies with respect to the MIP’s securities and vote such proxies only in accordance with such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the MIP’s securities; provided that the Fund will not be obligated to take such action if and to the extent the Stock Index Fund obtains an exemption from Section 12(d)(1)€(iii)(aa) of the 1940 Act. Typically, the Stock Index Fund is not requested to vote on matters pertaining to the MIP and the Corporation does not vote any proxies on behalf of the Stock Index Fund.
In the case of the Funds, the Board of Directors of the Funds (“Fund Directors”) has delegated proxy voting responsibility to the Corporation. In each case where a Fund has a subadvisor, the Corporation has delegated proxy voting responsibility to that subadvisor to the extent applicable.
B. Arrangement with Proxy Voting Service
To assist the Corporation in carrying out its responsibilities with respect to proxy voting, the Corporation has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS is responsible for, among other things: ensuring the Corporation’s voting policy is maintained in the ISS proxy voting system; obtaining proxies based on companies owned in Client accounts; providing proxy materials, research and analysis; maintaining a proxy voting system that adequately tracks and records votes; and providing proxy voting records required to file Form N-PX on behalf of Clients that are registered investment companies.

When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, the Corporation generally adheres to its customized proxy voting policies (“Proxy Policies”), which set forth the Corporation’s positions on recurring issues. The Proxy Policies are periodically reviewed by Compliance and the Investment Team, which may seek input from ISS as needed, and are updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not specifically covered by the Proxy Policies, contested situations, and other more sensitive matters as determined from time to time by Compliance and/or the Investment Team are evaluated by the Investment Team on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. The Corporation’s voting decisions are then communicated to ISS. All votes referred to a Client for instruction and votes against Proxy Policy require that the Corporation document its rationale for the vote cast. The Proxy Policies are part of these Proxy Voting Policies and Procedures.
Although the Corporation may consider ISS’s recommendations on proxy proposals, the Corporation bears ultimate responsibility for proxy voting decisions. For ERISA plans for which the Corporation votes proxies, the Corporation is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.
C. Adherence to Client Proxy Voting Policies
Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs the Corporation to follow it, the Corporation is required to comply with the Client’s voting policy except in instances in which doing so would be imprudent or unlawful. In the case of ERISA plans, the Corporation, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, the Corporation is required to discharge its duties in accordance with the investment management agreement between the Corporation and the Funds, subject to the oversight of the Funds’ Board of Directors.
The Corporation must, to the extent possible, comply with each Client’s proxy voting policy. If such policies conflict, the Corporation may vote proxies to reflect each policy in proportion to the respective Client’s interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D. Conflicts of Interest
From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of the Corporation, its employees, or its affiliates. The Corporation shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Client’s best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
A proponent of a proxy proposal has a business relationship with the Corporation or its affiliates;
The Corporation or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
The Corporation’s employee has a personal interest in the outcome of a particular matter;
The Corporation’s employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or
The Corporation’s portfolio managers or officers own securities that the Corporation purchases or recommends for Clients.
Anyone involved in the proxy voting decision making process that has knowledge of a potential conflict of interest shall disclose such potential conflict to Compliance, which will determine whether a proxy voting proposal in fact presents a conflict of interest. If the Corporation receives a proxy that Compliance determines raises a conflict of interest, Compliance shall determine whether the conflict is “material” to any specific proposal included within the proxy. Compliance will determine whether a conflict is material as follows:
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Corporation, unless the Corporation has actual knowledge that a routine proposal should be treated differently or if the Corporation’s portfolio managers or officers own the issuer’s securities. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless Compliance determines that the Corporation does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that a particular non-routine proposal does not involve a material conflict of interest, Compliance will consider whether the Corporation may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

For any proposal where Compliance determines that the Corporation has a material conflict of interest, the Corporation may vote a proxy regarding that proposal in any of the following manners:
In the case of all Clients:
Use Predetermined Voting Policy – The Corporation may vote according to its Proxy Policy or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that the Corporation will not be exercising discretion on the specific proposal raising a conflict of interest.
President Determination – The President or the President’s designee, if determined by Compliance to be individually unaffected by the Corporation’s or an individual portfolio manager’s conflict, may vote the proxy after consultation with the Corporation’s Chief Compliance Officer (“CCO”) based on consideration of the Corporation’s Proxy Policy, ISS’s analysis, and recommendations from the Investment Team.
Use an Independent Third Party – Subject to any Client imposed proxy voting policies, the Corporation may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict of interest.
In the case of Clients other than the Funds or ERISA Clients:
Refer Proposal to the Client – The Corporation may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.
Obtain Client Ratification – If the Corporation is in a position to disclose the conflict to the Client (i.e., such information is not confidential), the Corporation may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how the Corporation will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
The method selected by the Corporation to resolve a conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, will be resolved by the Corporation consistent with its fiduciary duty to Clients.
E. Operational Procedures
The Corporation is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Corporation will arrange for the Client’s custodian to forward proxy materials to ISS. The Corporation will also confirm that the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify the Corporation of upcoming meetings. The appropriate portfolio manager at the Corporation will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. The Corporation’s CCO or the CCO’s designee will monitor the proxy voting process to ensure that all votes are cast, the proper number of shares are recorded and that the proxy proposals are voted in accordance with the Proxy Policies or, if there is a vote cast that deviates from such policies, that a rationale is documented.
F. Disclosure of Proxy Voting Intentions
The Corporation personnel may not discuss with members of the public how the Corporation intends to vote on any particular proxy proposal without the advance approval of the CCO. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which the Corporation votes proxies. Disclosure of the Corporation’s proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.
G. Fund Reporting
On a quarterly basis where proxy votes have been cast, the Corporation shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.
H. Fund Proxy Voting Record
The Corporation shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.
I. Fund Subadvisor Monitoring
The Corporation has delegated proxy voting responsibility to subadvisors for certain series of the Funds (the “subadvisors”). On a quarterly basis, the CCO or the CCO’s designee reviews votes cast for adherence to the subadvisors’ respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis, as part of Rule 206(4)-6 under the Advisers Act, the CCO evaluates the subadvisors’ proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the subadvisors.

J. Client Information
These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which the Corporation has proxy voting authority, the Corporation provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, the Corporation will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.
In the case of ERISA plans, the named fiduciary that appointed the Corporation is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, the Corporation provides these named fiduciaries on a quarterly basis with a report of any votes against Proxy Policy.
A Fund’s proxy voting record is available (i) on the SEC’s website at sec.gov, (ii) on the Fund’s website, and (iii) without charge, to shareholder of the Fund by calling the Fund’s toll-free number as listed in its current Prospectus. The Corporation shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.
K. Due Diligence
On an annual basis, the Corporation conducts an evaluation of the proxy voting service (currently, ISS) and documents such review in the Corporation’s annual monitoring program report. The evaluation includes, but is not limited to: methodologies in formulating voting recommendations, identifying and managing conflicts of interest, and adherence to contractual terms.
L. Recordkeeping
The Corporation, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by the Corporation that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how the Corporation voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.
M. Amendments
At least annually, the Corporation shall review and where necessary amend these Proxy Voting Policies and Procedures.

Appendix C:
T. Rowe Price Associates, Inc. And CERTAIN OF Its Investment Adviser Affiliates
Proxy Voting Policies And Procedures
Updated: February 2023
Responsibility To Vote Proxies
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Administration Of Policies And Procedures
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
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1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
How Proxies Are Reviewed, Processed And Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
Reporting, Record Retention And Oversight
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
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2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

PROXY VOTING
This Policy applies to:
☐ All Employees
☐ Client Management
☐ Data
☐ Finance
☐ Human Resources and Administration
☐ Information Technology
☐ Institutional Business Development
☐ Investment Communications
☒ Legal and Compliance
☐ Operations Systems
☒ Portfolio Operations
☐ Product Information
☐ Product Management
☐ Publishing
☒ Research and Portfolio Management
☐ Trading
☐ Wealth Management and Regional Consultants
Revised: February 2023

Contents
Introduction	3
Definitions	3
Overview	3
Conflicts of Interest	4
General Voting Procedures	4
Climate-Related Strategies	4
Other Voting Considerations	5
Reporting	6
Recordkeeping	6
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Introduction
Harding Loevner has fiduciary duties to act solely in the best interest of clients, including exercising voting rights on shares of securities to maximize shareholder value.
In discerning a client’s best interest, we presume the client’s interest is maximizing long-term shareholder value, unless the investment management agreement or a client’s written instruction properly specifies a different interest.
Definitions
“Glass Lewis” means the third-party that provides corporate governance voting recommendations in respect of Portfolio Companies.
“Meeting Information” means the Portfolio Company’s proxy statement and ballot, and Glass Lewis’ research report and voting recommendation in respect of the Portfolio Company’s shareholders meeting.
“Portfolio Company” means an issuer of which Harding Loevner owns shares for client accounts.
“ProxyEdge” means Broadridge’s proxy meeting database and voting platform.
“Tamale” means Harding Loevner’s research database.
“Wrap Program” means an advisory program under which a specified, typically unitary fee or fees not based directly upon transactions in a client’s account is charged by the Wrap Program Sponsor for investment advisory services, the execution of trades in the client’s account, and other services provided to the client.
Overview
Harding Loevner votes proxies only for those clients that granted voting discretion in writing. This policy does not apply to the extent that Harding Loevner lacks discretionary authority to vote the client’s securities. Even if Harding Loevner generally has discretionary authority, this policy does not apply to the extent that the client has a power to direct, and directs, voting on a particular question or set of questions.
Harding Loevner subscribes to Glass Lewis’ corporate governance voting recommendations but maintains discretion over the voting process and considers each proposal on its merits (except for votes on behalf of the Climate-Related Strategies (defined below) that Harding Loevner determines to be climate-related), including in the context of the issuer, industry, and country or countries in which its business is conducted. Harding Loevner may determine in certain instances, as described more fully below, to refrain from voting if, after evaluating all relevant factors, voting is not in the best interest of clients.
Harding Loevner also seeks to identify and address all material proxy-related conflicts of interest in the best interest of clients.
Harding Loevner believes proxy voting is a valuable tool to guide Portfolio Companies in respect of good corporate governance.
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Conflicts of Interest
Harding Loevner recognizes that there may be a material conflict of interest between our interests and the interests of its clients if Harding Loevner has a client, vendor, or other business relationship with a Portfolio Company. Examples of material conflicts of interest include, but are not limited to, the following:
1.
Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that Portfolio Company are held in client accounts; or
2.
A Harding Loevner employee who would otherwise be involved in decision-making in respect of a particular proposal has a material relationship with the issuer.
If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unaffiliated third-party voting recommendations.
General Voting Procedures
The Portfolio Operations Department obtains Meeting Information from ProxyEdge and Glass Lewis and circulates it via Tamale to the covering analyst (or to a portfolio manager if the covering analyst is not available). Supplemental Meeting Information, if any, received after the initial Meeting Information but prior to the vote submission deadline is also sent by the Portfolio Operations Department to the covering analyst.
The covering analyst reviews the Meeting Information and, except as otherwise set forth below under “Climate-Related Strategies”, below, determines how votes should be cast to maximize shareholder value, and then instructs the Portfolio Operations Department via Tamale how to vote on each meeting proposal. The Portfolio Operations Department enters the covering analyst’s voting instructions into ProxyEdge.
If there is insufficient time to review the Meeting Information (e.g., delayed receipt by ProxyEdge), the Portfolio Operations Department votes in accordance with the Glass Lewis recommendation to ensure the client accounts participate in the Portfolio Company’s shareholder meeting.
Climate-related strategies
Certain Harding Loevner strategies invest in high-quality, growing companies that we believe have a viable pathway to reach net-zero greenhouse gas emissions by 2050 (“Climate-Related Strategies”).1 Harding Loevner subscribes to Glass Lewis' Climate Policy and votes climate-related proxies according to the Climate Policy on behalf of client accounts managed according to the Climate-Related Strategies. Covering analysts are not responsible for determining how Harding Loevner will vote on climate-related items with respect to the Climate-Related Strategies (except that the analyst may override the Climate Policy on consultation with a portfolio manager of the respective Climate-Related Strategy if the analyst believes such override is appropriate in light of Harding Loevner’s duty to its clients and its Climate-Related strategy engagement activities).
All accounts managed according to other Harding Loevner investment strategies (i.e., non-Climate-Related Strategies) are voted according to the standard proxy-voting procedures
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described above in General Voting Procedures, unless otherwise requested by a client and agreed upon by Harding Loevner.
Other Voting Considerations
In certain instances, Harding Loevner may be unable to vote or may decide not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some instances in which a proxy vote might not or will not be entered.
Securities Lending
Harding Loevner may be unable to vote when the underlying Portfolio Company security has been lent out as a part of a client’s securities lending program.
Share Blocking
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits Harding Loevner’s investment discretion. In general, we find that our clients’ value obtained from preserving our investment discretion is greater than our clients’ value obtained from voting the security. Yet, Harding Loevner reviews each meeting proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.
Power of Attorney
Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney and other documentation prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because client-identifying information is required. However, Harding Loevner may vote if our client assented to revealing the identifying information.
Lack of Adequate Information or Untimely Receipt of Meeting Information
Harding Loevner may be unable to complete a thorough and informed review of the Meeting Information if the Portfolio Company does not provide it in a timely fashion, or if translated materials are not available.
No Longer Own the Shares
Harding Loevner will not vote shares in a Portfolio Company no longer owned in any client’s account, even if the shares were owned on the Portfolio Company’s record date.
Wrap Programs
When establishing new accounts or entering into arrangements for new wrap programs, Harding Loevner instructs the relevant custodian or wrap program sponsor to set up arrangements with ProxyEdge to help ensure that Harding Loevner receives meeting notices sufficiently in advance of a meeting to allow Harding Loevner to vote. Harding Loevner is
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unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements, or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.
Reporting
Upon a client’s written request, Harding Loevner provides information on how Portfolio Company shares held in the client’s account were voted. Harding Loevner also furnishes to clients a description of its proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client.
Harding Loevner also completes regulatory filings in respect of voting records (i.e., Form N-PX) on a regular basis.
Recordkeeping
Harding Loevner maintains proxy voting records in accordance with applicable law. Meeting Information is maintained in Tamale, and the votes cast on behalf of client accounts are maintained in ProxyEdge.
1 As of the date of this Policy, the Climate-Related Strategies are the Global Paris-Aligned Equity Strategy and the International Carbon Transition Equity Strategy.
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Part C. Other Information
Item 28.
Exhibits.
a.
Articles of Incorporation.
(1)	Articles of Incorporation (4)
(2)	Articles Supplementary to the Articles of Incorporation effective August 29, 1991 (28)
(3)	Articles Supplementary to the Articles of Incorporation effective November 30, 1994 (28)
(4)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)
(5)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)
(6)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)
(7)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)
(8)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)
(9)	Articles of Amendment effective December 31, 2002 (6)
(10)	Articles of Amendment effective June 8, 2006 (8)
(11)	Articles of Amendment effective December 5, 2008 (11)
(12)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)
(13)	Articles of Amendment to the Articles of Incorporation relating to the International Equity Fund, effective June 29, 2016 (21)
b.
By-Laws. (25)
c.
Instruments Defining Rights of Security Holders.
See Articles of Incorporation, as amended, and By-laws.
d.
Investment Advisory Contracts.
(1)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and Homestead Advisers Corp. (7)
(2)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and Homestead Advisers Corp. (27)
(3)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and Homestead Advisers Corp. (7)
(4)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and Homestead Advisers Corp. (7)
(5)	Amendment No. 1 to Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and Homestead Advisers Corp. (29)
(6)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and Homestead Advisers Corp. (7)
(7)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and Homestead Advisers Corp. (7)
(8)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and Homestead Advisers Corp. (7)
(9)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Equity Fund, and Homestead Advisers Corp. (10)
(10)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and Homestead Advisers Corp. (11)
(11)	Investment Sub-Advisory Agreement, by and between Homestead Advisers Corp., on behalf of the Daily Income Fund, and Invesco Advisers, Inc. (27)
(12)	Investment Sub-Advisory Agreement, by and between Homestead Advisers Corp., on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)
(13)	Amendment No. 1 to Investment Sub-Advisory Agreement, by and between Homestead Advisers Corp., on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (29)
(14)	Investment Subadvisory Agreement by and between Homestead Advisers Corp., on behalf of the International Equity Fund, and Harding Loevner LP (20)
(15)	Amendment No. 1 to Investment Subadvisory Agreement by and between Homestead Advisers Corp., on behalf of the International Equity Fund, and Harding Loevner LP (29)
e.
Underwriting Contracts.
(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and Homestead Financial Services Corp. (16)

f.
Bonus or Profit Sharing Contracts. Not applicable.
g.
Custodian Agreements.
(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)
(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)
(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)
(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)
(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)
(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)
h.
Other Material Contracts.
(1)	Master Services Agreement between Homestead Funds, Inc. and Ultimus Fund Solutions, LLC (28)
(2)	First Amendment to Master Services Agreement between Homestead Funds, Inc. and Ultimus Fund Solutions, LLC (28)
(3)	Second Amendment to Master Services Agreement between Homestead Funds, Inc. and Ultimus Fund Solutions, LLC (28)
(4)	Third Amendment to Master Services Agreement between Homestead Funds, Inc. and Ultimus Fund Solutions, LLC (28)
(5)
Amended and Restated Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, Homestead Funds Trust, on behalf of each of its series, and Homestead Advisers Corp. (29)

(6)	Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and Homestead Advisers Corp. (7)
(7)	Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, Homestead Financial Services Corp. and Master Investment Portfolio, dated July 18, 2007 (9)
(8)
Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock
Index Fund, Homestead Financial Services Corp. and Master Investment Portfolio, dated July 1, 2008 (13)

(9)
Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock
Index Fund, Homestead Financial Services Corp.and Master Investment Portfolio, dated December 1, 2009 (13)

i.
Legal Opinion.
(1)	Opinion and Consent of Legal Counsel (28)
j.
Other Opinions.
(1)	Consent of Independent Registered Public Accounting Firm (29)
k.
Omitted Financial Statements. Not applicable.
l.
Initial Capital Agreements.
(1)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)
(2)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)
(3)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)
(4)	Stock Subscription Agreement by and between Homestead Advisers Corp. and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)
m.
Rule 12b-1 Plan. Not applicable.
n.
Rule 18f-3 Plan. Not applicable.
o.
Not applicable.
p.
Codes of Ethics.
(1)	Code of Ethics for Homestead Funds, Inc., Homestead Funds Trust, Homestead Advisers Corp., and Homestead Financial Services Corp. (29)
(2)	Code of Ethics for Invesco Advisers, Inc. (29)
(3)	Code of Ethics for Harding Loevner LP (29)
(4)	Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (29)

Other Exhibits:
(*) Powers of Attorney for James F. Perna, Anthony M. Marinello, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, Mark D. Santero, Julie H. Dellinger, Judith H. McKinney, and Amy DiMauro each dated June 8, 2021 (28)
(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.
(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.
(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.
(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.
(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.
(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.
(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.
(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.
(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.
(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.
(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.
(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.
(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.
(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.
(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.
(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.
(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.
(18) Incorporated by reference from Post-Effective Amendment No. 54 to the Registration Statement, SEC File No. 33-35788, filed September 15, 2015.
(19) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement, SEC File No. 33-35788, filed January 12, 2016.
(20) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2016.
(21) Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement, SEC File No. 33-35788, filed September 9, 2016.
(22) Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2017.
(23) Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2018.

(24) Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2019.
(25) Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2020.
(26) Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2021.
(27) Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2021.
(28) Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2022.
(29) Filed herewith.
Item 29.
Persons Controlled By Or Under Common Control With The Fund.
No person is directly or indirectly controlled by or under common control with the Registrant.
Item 30.
Indemnification.
(a) General. Pursuant to Article X, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director or officer of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his or her service “Service” in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”), against any Expenses (as defined in the By-Laws) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law. The rights to indemnification and advance of expenses provided by the Charter and the By-Laws shall vest immediately upon election of a director or officer. Homestead Funds may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Homestead Funds and such employee or agent of the Homestead Funds shall be deemed to be an Indemnitee hereunder to the extent of such Board determination.
(b) Disabling Conduct. Pursuant to Article X, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.
(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee, within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of Expenses or advances of Expense by the Homestead Funds under any agreement to which the Homestead Funds is a party or under applicable law or the Homestead Fund’s Articles of Incorporation or By-Laws now or hereafter in effect relating to indemnification for such person’s Service; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.
(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in or arising out of his or her position, whether or not Homestead Funds would have the power to indemnify him or her against such liability.
(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.
Item 31.
Business And Other Connections Of The Investment Adviser.
Certain information pertaining to business and other connections of the Registrant’s investment manager, Homestead Advisers Corp., is hereby incorporated herein by reference from the Prospectus.
Below is a list of each director and officer of Homestead Advisers Corp. indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.
Name	Position And Organization
Mark D. Santero President, Chief Executive Officer and Director	Trustee, President and Chief Executive Officer of Homestead Funds Trust (2019-present); Director, President and Chief Executive Officer of Homestead Funds, Inc. (2018-present)
Beth Civerolo Vice President and Director	Vice President and Director, Homestead Financial Services Corp. (2017-present); Director Mutual Fund Operations (2014 to present)
Amy M. DiMauro Treasurer and Director
Treasurer, Homestead Funds Trust (2019-present); Treasurer, Homestead Funds, Inc. (2007-
present); Treasurer and Director, Homestead Financial Services Corp. (2006-present); Director,
Finance & Accounting – Mutual Funds, NRECA (2014-present); Treasurer and Director, Electric
Cooperative Life Insurance Co. (2013-2021); Treasurer and Director, Cooperating Insurance
Services Co. (2013-present)

Jeffrey Connor Director
Chief Operating Officer, NRECA (2016-present); Liaison to the Board of Directors, Touchstone
Energy Cooperative, Inc. (2018-present); Director, National Cooperative Business Association
(2018-present); Committee Member, CFC Integrity Fund (2018-present); President (2015-present)
and Director (2017-present), NRECA Wood Quality Control; President and Director, NRECA
United, Inc. (2015-present); President and Director, Cooperating Energy Services, Inc. (2015-
present); Director, Center for Energy Workforce Development (2015-present); Director, Freight
Rail Customer Alliance (2015-present)

Danielle C. Sieverling Chief Compliance Officer
Chief Compliance Officer, Homestead Funds Trust (2019-present); Chief Compliance Officer,
Homestead Funds, Inc. (2005-present); Vice President, Chief Risk and Compliance Officer,
NRECA (2015-present); Chief Compliance Officer, Homestead Financial Services Corp. (2017-
present); President and Director, Homestead Financial Services Corp. (2017-2018) Secretary,
Homestead Funds Trust (2020-2021); Secretary, Homestead Funds, Inc. (2020-2021)

Jeremy Sperlazza Secretary	Secretary, Homestead Funds Trust (2021-present); Secretary, Homestead Funds, Inc. (2021-present)
Item 32.
Principal Underwriters.
(a)
Homestead Financial Services acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Homestead Financial Services also serves as the principal underwriter of Homestead Funds Trust.
(b)
Set forth below is information concerning each director, officer, or partner of Homestead Financial Services Corp.
Name And Principal Business Address*	Positions And Offices With Underwriter	Positions And Offices With Fund
Jennifer (Laurie) Webster	President and Director	Chief Operations Officer
Danielle Sieverling	Chief Compliance Officer	Chief Compliance Officer
Amy DiMauro	Treasurer and Director	Treasurer
Beth Civerolo	Vice President and Director	None
Monica Ollivierre	Secretary	None
*
The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

Item 33.
Location of Accounts And Records.
All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, Homestead Advisers Corp. or Homestead Financial Services Corp., 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, Ultimus Fund Solutions, 225 Pictoria Dr, Cincinnati, OH 45246, or the Registrant’s subadvisers Invesco Advisers, Inc., 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309, Harding Loevner LP, 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.
Item 34.
Management Services.
Not applicable.
Item 35.
Undertakings.
Not applicable.

Exhibit List
(d)(5)	Amendment No. 1 to Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and Homestead Advisers Corp.
(d)(13)	Amendment No. 1 to Investment Sub-Advisory Agreement, by and between Homestead Advisers Corp., on behalf of the Growth Fund, and T. Rowe Price Associates, Inc.
(d)(15)	Amendment No. 1 to Investment Subadvisory Agreement by and between Homestead Advisers Corp., on behalf of the International Equity Fund, and Harding Loevner LP
(h)(5)
Amended and Restated Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, Homestead Funds Trust, on behalf of each of its series, and Homestead Advisers Corp.

(j)(1)	Consent of Independent Registered Public Accounting Firm
(p)(1)	Code of Ethics for Homestead Funds, Inc., Homestead Funds Trust, Homestead Advisers Corp., and Homestead Financial Services Corp.
(p)(2)	Code of Ethics for Invesco Advisers, Inc.
(p)(3)	Code of Ethics for Harding Loevner LP
(p)(4)	Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 28th day of April, 2023.
Homestead Funds, Inc.
By: /s/ Mark D. Santero Mark D. Santero President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ James F. Perna* James F. Perna	Chairman of the Board and Director	April 28, 2023
/s/ Mark D. Santero* Mark D. Santero	President, Chief Executive Officer and Director	April 28, 2023
/s/ Anthony M. Marinello* Anthony M. Marinello	Director	April 28, 2023
/s/ Douglas W. Johnson* Douglas W. Johnson	Director	April 28, 2023
/s/ Sheldon C. Petersen* Sheldon C. Petersen	Director	April 28, 2023
/s/ Kenneth R. Meyer* Kenneth R. Meyer	Director	April 28, 2023
/s/ Mark Rose* Mark Rose	Director	April 28, 2023
/s/ Peter J. Tonetti* Peter J. Tonetti	Director	April 28, 2023
/s/ Julie H. Dellinger* Julie H. Dellinger	Director	April 28, 2023
/s/ Judith H. McKinney* Judith H. McKinney	Director	April 28, 2023
/s/ Amy M. DiMauro* Amy M. DiMauro	Treasurer (Principal Financial Officer)	April 28, 2023

*By:	/s/ Jeremy Sperlazza Jeremy Sperlazza Secretary Signed pursuant to Powers of Attorney